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                                  Exhibit 10.34


Your plan is an important legal document. This sample plan has been prepared based on our understanding of the desired provisions. It may not fit your situation. You should consult with your lawyer on the plan's legal and tax implications. Neither Principal Life Insurance Company nor its agents can be responsible for the legal or tax aspects of the plan nor its appropriateness for your situation. If you wish to change the provisions of this sample plan, you may ask us to prepare new sample wording for you and your lawyer to review.

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                             CASEY'S GENERAL STORES
                                   401(k) PLAN



                          Defined Contribution Plan 8.0

                             Restated April 30, 2003

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                                TABLE OF CONTENTS

INTRODUCTION

ARTICLE I       FORMAT AND DEFINITIONS

Section  1.01   Format
Section  1.02   Definitions

ARTICLE II      PARTICIPATION

Section  2.01   Active Participant
Section  2.02   Inactive Participant
Section  2.03   Cessation of Participation

ARTICLE III     CONTRIBUTIONS

Section  3.01   Employer Contributions
Section  3.01A  Rollover Contributions
Section  3.02   Forfeitures
Section  3.03   Allocation
Section  3.04   Contribution Limitation
Section  3.05   Excess Amounts
Section  3.06   Prohibited Allocations of Qualifying Employer Securities

ARTICLE IV      INVESTMENT OF CONTRIBUTIONS

Section  4.01   Investment and Timing of Contributions
Section  4.02   Investment in Qualifying Employer Securities

ARTICLE V       BENEFITS

Section  5.01   Retirement Benefits
Section  5.02   Death Benefits
Section  5.03   Vested Benefits
Section  5.04   When Benefits Start
Section  5.05   Withdrawal Benefits
Section  5.06   Loans to Participants
Section  5.07   Distributions Under Qualified Domestic Relations Orders

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ARTICLE VI      DISTRIBUTION OF BENEFITS

Section  6.01   Automatic Forms of Distribution
Section  6.02   Optional Forms of Distribution
Section  6.03   Election Procedures
Section  6.04   Notice Requirements
Section 6.05 Form of Distribution From ESOP Matching and Non-Matching Contribution Accounts
Section  6.06   Put Option

ARTICLE VII     DISTRIBUTION REQUIREMENTS

Section  7.01   Application
Section  7.02   Definitions
Section  7.03   Distribution Requirements

ARTICLE VIII    TERMINATION OF THE PLAN

ARTICLE IX      ADMINISTRATION OF THE PLAN

Section  9.01   Administration
Section  9.02   Expenses
Section  9.03   Records
Section  9.04   Information Available
Section  9.05   Claim and Appeal Procedures
Section  9.06   Delegation of Authority
Section  9.07   Exercise of Discretionary Authority
Section  9.08   Voting and Tender of Qualifying Employer Securities

ARTICLE X       GENERAL PROVISIONS

Section 10.01   Amendments
Section 10.02   Direct Rollovers
Section 10.03   Mergers and Direct Transfers
Section 10.04   Provisions Relating to the Insurer and Other Parties
Section 10.05   Employment Status
Section 10.06   Rights to Plan Assets
Section 10.07   Beneficiary
Section 10.08   Nonalienation of Benefits
Section 10.09   Construction
Section 10.10   Legal Actions
Section 10.11   Small Amounts
Section 10.12   Word Usage
Section 10.13   Change in Service Method
Section 10.14   Military Service

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ARTICLE XI      TOP-HEAVY PLAN REQUIREMENTS

Section 11.01   Application
Section 11.02   Definitions
Section 11.03   Modification of Vesting Requirements
Section 11.04   Modification of Contributions
Section 11.05   Modification of Contribution Limitation

PLAN EXECUTION

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                                  INTRODUCTION

     The Primary Employer previously established a 401(k) plan on January 1, 1990. The Primary Employer previously established a profit sharing plan on May 1, 1966 and converted that profit sharing plan to an employee stock ownership plan effective as of May 1, 1981.

     The Primary Employer is of the opinion that the 401(k) plan and the employee stock ownership plan should be merged. It believes that the best means to accomplish this merger is to completely restate both plans' terms, provisions and conditions. The restatement, effective April 30, 2003, is set forth in this document and is substituted in lieu of the prior documents. Notwithstanding the prior sentence, the Good Faith Compliance Amendment for the Economic Growth and Tax Relief and Reconciliation Act of 2001 (EGTRRA) dated December 20, 2001 amending the Casey's General Stores 401(k) Plan shall continue to apply to this document.

     Prior to the restatement, the employee stock ownership plan had a short plan year from May 1, 2002 through April 29, 2003. Any contribution or allocation of forfeitures for the plan year ending on April 29, 2003 were governed under the terms of the prior plan document with statutory limitations adjusted to reflect the short plan year as required by ERISA and the Code.

     The restated plan continues to be for the exclusive benefit of employees of the Employer. All persons covered under either plan on April 30, 2003, shall continue to be covered under the restated plan with no loss of benefits.

     It is intended that the merged plan, as restated, shall consists of two components. One component is intended to qualify as a qualified stock bonus plan under Code Section 401(a) and as an employee stock ownership plan under Code
Section 4975(e)(7). This component includes both contributions made under the prior employee stock ownership plan and all matching contributions made in company stock (including such matching contributions made under the 401(k) plan prior to this restatement). The other component is intended to qualify as a profit sharing plan under Code Section 401(a). The profit sharing component includes a qualified cash or deferred arrangement under Code Section 401(k). The profit sharing component provides for participant-directed investments and is intended to comply with ERISA Section 404(c). The underlying Trust is intended to be exempt from taxation under Code Section 501.

     The purpose of the Plan is to offer Participants a systematic program for accumulation of retirement and savings income, as well as a means to obtaining beneficial interest of ownership in company stock. The ESOP component of the Plan is intended to invest primarily (and may be exclusively invested) in common stock of the Employer.

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                                    ARTICLE I

                             FORMAT AND DEFINITIONS

SECTION 1.01--FORMAT.

     Words and phrases defined in the DEFINITIONS SECTION of Article I shall have that defined meaning when used in this Plan, unless the context clearly indicates otherwise.

     These words and phrases have an initial capital letter to aid in identifying them as defined terms.

SECTION 1.02--DEFINITIONS.

     Account means, for a Participant, his share of the Plan Fund. Separate accounting records are kept for those parts of his Account that result from:

     (a)  Elective Deferral Contributions

     (b) ESOP Matching Contributions (other than cash dividends paid on Qualifying Employer Securities and initially reinvested in Qualifying Employer Securities at the election of the Participant)

     (c) ESOP Non-Matching Contributions (other than cash dividends paid on Qualifying Employer Securities and initially reinvested in Qualifying Employer Securities at the election of the Participant)

     (d)  Other Employer Contributions

     (e)  Specified Minimum Employer Contributions

     (f)  Rollover Contributions

     (g)  Diversification Amounts

     (h) Cash dividends paid on shares of Qualifying Employer Securities credited to the account maintained to reflect ESOP Matching and ESOP Non-Matching (with a separate dividend source account for each such type of Contribution) that are initially reinvested in Qualifying Employer Securities at the election of the Participant

     If the Participant's Vesting Percentage is less than 100% as to any of the Employer Contributions, a separate accounting record will be kept for any part of his Account resulting from such Employer Contributions and, if there has been a prior Forfeiture Date, from such Contributions made before a prior Forfeiture Date.

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     A Participant's Account shall be reduced by any distribution of his Vested
Account and by any Forfeitures. A Participant's Account shall participate in the earnings credited, expenses charged, and any appreciation or depreciation of the Investment Fund. His Account is subject to any minimum guarantees applicable under the Annuity Contract or other investment arrangement and to any expenses associated therewith.

     If a Participant makes a diversification election under Section 4.02(b), such amount shall be credited to a Diversification Account, which is maintained under the non-ESOP component of the Plan.

     Accounts and Subaccounts in addition to those specified above may also be maintained if considered appropriate in the administration of the Plan.

     Accrual Computation Period means a consecutive 12-month period ending on the last day of each Plan Year, including corresponding consecutive 12-month periods before January 1, 1990.

     ACP Test means the nondiscrimination test described in Code Section 401(m)(2) as provided for in subparagraph (d) of the EXCESS AMOUNTS SECTION of
Article III.

     Active Participant means an Eligible Employee who is actively participating in the Plan according to the provisions in the ACTIVE PARTICIPANT SECTION of
Article II.

     ADP Test means the nondiscrimination test described in Code Section 401(k)(3) as provided for in subparagraph (c) of the EXCESS AMOUNTS SECTION of
Article III.

     Affiliated Service Group means any group of corporations, partnerships or other organizations of which the Employer is a part and which is affiliated within the meaning of Code Section 414(m) and regulations thereunder. Such a group includes at least two organizations one of which is either a service organization (that is, an organization the principal business of which is performing services), or an organization the principal business of which is performing management functions on a regular and continuing basis. Such service is of a type historically performed by employees. In the case of a management organization, the Affiliated Service Group shall include organizations related, within the meaning of Code Section 144(a)(3), to either the management organization or the organization for which it performs management functions. The term Controlled Group, as it is used in this Plan, shall include the term Affiliated Service Group.

     Alternate Payee means any spouse, former spouse, child, or other dependent of a Participant who is recognized by a qualified domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

     Annual Compensation means, for a Plan Year, the Employee's Compensation for the Compensation Year ending with or within the consecutive 12-month period ending on the last day of the Plan Year.

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     Annuity Contract means the annuity contract or contracts into which the
Primary Employer enters with the Insurer for guaranteed benefits, for the investment of Contributions in separate accounts, and for the payment of benefits under this Plan. The term Annuity Contract as it is used in this Plan shall include the plural unless the context clearly indicates the singular is meant.

     Annuity Starting Date means, for a Participant, the first day of the first period for which an amount is payable as an annuity or any other form.

     Beneficiary means the person or persons named by a Participant to receive any benefits under the Plan when the Participant dies. See the BENEFICIARY SECTION of Article X.

     Claimant means any person who makes a claim for benefits under this Plan. See the CLAIM AND APPEAL PROCEDURES SECTION of Article IX.

     Code means the Internal Revenue Code of 1986, as amended.

     Compensation means, except for purposes of the CONTRIBUTION LIMITATION SECTION of Article III and Article XI, the total earnings, except as modified in this definition, paid or made available to an Employee by the Employer during any specified period.

     "Earnings" in this definition means wages within the meaning of Code
Section 3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3), and 6052. Earnings must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)). The amount reported in the "Wages, Tips and Other Compensation" box on Form W-2 satisfies this definition.

     For any Self-employed Individual, Compensation means Earned Income.

     Compensation shall exclude reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation (other than elective contributions), and welfare benefits.

     Compensation shall also include elective contributions. For this purpose, elective contributions are amounts contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Employee under Code Section 125, 402(e)(3), 402(h)(1)(B), or 403(b). Elective contributions also include compensation deferred under a Code Section 457 plan maintained by the Employer and employee contributions "picked up" by a governmental entity and, pursuant to Code Section 414(h)(2), treated as Employer contributions. For years beginning after December 31, 1997, elective contributions shall also include amounts contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Employee under Code Section 132(f)(4).

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     For purposes of the EXCESS AMOUNTS SECTION of Article III, the Employer may
elect to use an alternative nondiscriminatory definition of Compensation in accordance with the regulations under Code Section 414(s).

     For Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $150,000, as adjusted for increases in the cost-of-living in accordance with Code Section 401(a)(17)(B). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year.

     If a determination period consists of fewer than 12 months, the annual limit is an amount equal to the otherwise applicable annual limit multiplied by a fraction. The numerator of the fraction is the number of months in the short determination period, and the denominator of the fraction is 12.

     If Compensation for any prior determination period is taken into account in determining a Participant's contributions or benefits for the current Plan Year, the Compensation for such prior determination period is subject to the applicable annual compensation limit in effect for that determination period. For this purpose, in determining contributions or benefits in Plan Years beginning on or after January 1, 1994, the annual compensation limit in effect for determination periods beginning before that date is $150,000.

     Compensation means, for a Leased Employee, Compensation for the services the Leased Employee performs for the Employer, determined in the same manner as the Compensation of Employees who are not Leased Employees, regardless of whether such Compensation is received directly from the Employer or from the leasing organization.

     Compensation Year means the consecutive 12-month period ending on the last day of each Plan Year, including corresponding periods before January 1, 1990.

     Contingent Annuitant means an individual named by the Participant to receive a lifetime benefit after the Participant's death in accordance with a survivorship life annuity.

     Contributions means
          Elective Deferral Contributions
          ESOP Matching Contributions
          Matching Contributions
          Discretionary Contributions
          ESOP Non-Matching Contributions
          Specified Minimum Employer Contributions
          Rollover Contributions

     as set out in Article III, unless the context clearly indicates only specific contributions are meant.

     Controlled Group means any group of corporations, trades, or businesses of which the Employer is a part that are under common control. A Controlled Group includes any group of corporations, trades, or businesses, whether or not incorporated, which is either a parent-subsidiary group, a brother-sister group, or a combined group within the meaning of Code Section 414(b), Code Section 414(c) and regulations thereunder and, for purposes of determining contribution limitations under the CONTRIBUTION LIMITATION SECTION of Article III, as modified by Code Section 415(h) and, for the purpose of identifying Leased Employees, as modified by Code Section 144(a)(3). The term Controlled Group, as it is used in this Plan, shall include the term Affiliated Service Group and any other employer required to be aggregated with the Employer under Code Section 414(o) and the regulations thereunder.

     Direct Rollover means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     Discretionary Contributions means discretionary contributions made by the Employer to fund this Plan. See the EMPLOYER CONTRIBUTIONS SECTION of Article III.

     Distributee means an Employee or former Employee. In addition, the Employee's (or former Employee's) surviving spouse and the Employee's (or former Employee's) spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

     Early Retirement Age means age 55.

     Early Retirement Date means the first day of any month before a Participant's Normal Retirement Date which the Participant selects for the start of his retirement benefits. This day may be on or after the date on which he ceases to be an Employee and reaches Early Retirement Age. If a Participant ceases to be an Employee before satisfying any age requirement for Early Retirement Age, the Participant shall be entitled to elect an early retirement benefit upon satisfying such age requirement.

     Earned Income means, for a Self-employed Individual, net earnings from self-employment in the trade or business for which this Plan is established if such Self-employed Individual's personal services are a material income producing factor for that trade or business. Net earnings shall be determined without regard to items not included in gross income and the deductions properly allocable to or chargeable against such items. Net earnings shall be reduced for the employer contributions to the Employer's qualified retirement plan(s) to the extent deductible under Code Section 404.

     Net earnings shall be determined with regard to the deduction allowed to the Employer by Code Section 164(f) for taxable years beginning after December 31, 1989.

     Elective Deferral Contributions means contributions made by the Employer to fund this Plan in accordance with elective deferral agreements between Eligible Employees and the Employer.

     Elective deferral agreements shall be made, changed, or terminated according to the provisions of the EMPLOYER CONTRIBUTIONS SECTION of Article III.

     Elective Deferral Contributions shall be 100% vested and subject to the distribution restrictions of Code Section 401(k) when made. See the WHEN BENEFITS START SECTION of Article V.

     Eligibility Break in Service means an Eligibility Computation Period in which an Employee is credited with 500 or fewer Hours-of-Service. An Employee incurs an Eligibility Break in Service on the last day of an Eligibility Computation Period in which he has an Eligibility Break in Service.

     Eligibility Computation Period means a consecutive 12-month period. The first Eligibility Computation Period begins on an Employee's Employment Commencement Date. Later Eligibility Computation Periods shall be consecutive 12-month periods ending on the last day of each Plan Year that begins after his Employment Commencement Date.

     To determine an Eligibility Computation Period after an Eligibility Break in Service, the Plan shall use the consecutive 12-month period beginning on an Employee's Reemployment Commencement Date as if his Reemployment Commencement Date were his Employment Commencement Date.

     Eligibility Service means one year of service for each Eligibility Computation Period that has ended and in which an Employee is credited with at least 1,000 Hours-of-Service.

     However Eligibility Services is modified as follows:

     Service before a date excluded:

          Service before January 1, 1989, is excluded for Employees of the franchise stores.

     Period of Military Duty included:

          A Period of Military Duty shall be included as service with the Employer to the extent it has not already been credited. For purposes of crediting Hours-of-Service during the Period of Military Duty, an Hour-of-Service shall be credited (without regard to the 501 Hour-of-Service limitation) for each hour an Employee would normally have been scheduled to work for the Employer during such period.

     Controlled Group service included:

          An Employee's service with a member firm of a Controlled Group while both that firm and the Employer were members of the Controlled Group shall be included as service with the Employer.

     Eligible Employee means any Employee of the Employer who meets the following requirement. His employment classification with the Employer is the following:

          Not an Employee who became an Employee as the result of a Code Section 410(b)(6)(C) transaction. These Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year after the date of the transaction. A Code
          Section 410(b)(6)(C) transaction is an asset or stock acquisition, merger, or similar transaction involving a change in the employer of the employees of a trade or business.

     Eligible Retirement Plan means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code
Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a), that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9); (iii) any hardship distribution described in Code Section 401(k)(2)(B)(i)(IV) received after December 31, 1998; (iv) the portion of any other distribution(s) that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and (v) any other distribution(s) that is reasonably expected to total less than $200 during a year.

     Employee means an individual who is employed by the Employer or any other employer required to be aggregated with the Employer under Code Sections 414(b),
(c), (m), or (o). A Controlled Group member is required to be aggregated with the Employer.

     The term Employee shall include any Self-employed Individual treated as an employee of any employer described in the preceding paragraph as provided in Code Section 401(c)(1). The term Employee shall also include any Leased Employee deemed to be an employee of any employer described in the preceding paragraph as provided in Code Section 414(n) or (o).

     Employer means, except for purposes of the CONTRIBUTION LIMITATION SECTION of Article III, the Primary Employer. This will also include any successor corporation or firm of the Employer which shall, by written agreement, assume the obligations of this Plan or any Predecessor Employer which maintained this Plan.

     Employer Contributions means

          Elective Deferral Contributions
          ESOP Matching Contributions
          Matching Contributions
          Discretionary Contributions
          ESOP Non-Matching Contributions
          Specified Minimum Employer Contributions

     as set out in Article III and contributions made by the Employer to fund this Plan in accordance with the provisions of the MODIFICATION OF CONTRIBUTIONS SECTION of Article XI, unless the context clearly indicates only specific contributions are meant.

     ESOP Matching Contributions means Matching Contributions contributed by the Employer in the form of Qualifying Employer Securities or designated by the Employer to be invested in Qualifying Employer Securities. See the EMPLOYER CONTRIBUTIONS SECTION of Article III.

     ESOP Non-Matching Contributions means contributions made by the Employer or a Controlled Group Member to repay any outstanding Exempt Loan, to provide a discretionary contribution or for other purposes as described in the EMPLOYER CONTRIBUTIONS SECTION of Article III.

     Exempt Loan means a loan or other extension of credit to the Plan to enable the Plan to acquire shares of Qualifying Employer Securities, or to refinance a prior Exempt Loan.

     Employment Commencement Date means the date an Employee first performs an Hour-of-Service.

     Entry Date means the date an Employee first enters the Plan as an Active Participant. See the ACTIVE PARTICIPANT SECTION of Article II.

     ERISA means the Employee Retirement Income Security Act of 1974, as amended.

     Fiscal Year means the Primary Employer's taxable year. The last day of the Fiscal Year is April 30.

     Forfeiture means the part, if any, of a Participant's Account that is forfeited. See the FORFEITURES SECTION of Article III.

     Forfeiture Date means, as to a Participant, the date the Participant incurs five Vesting Breaks in Service.

     Highly Compensated Employee means any Employee who:

     (a) was a 5-percent owner at any time during the year or the preceding year, or

     (b) for the preceding year had compensation from the Employer in excess of $80,000 and, if the Employer so elects, was in the top-paid group for the preceding year. The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

     For this purpose the applicable year of the plan for which a determination is being made is called a determination year and the preceding 12-month period is called a look-back year. If the Employer makes a calendar year data election, the look-back year shall be the calendar year beginning with or within the look-back year. The Plan may not use such election to determine whether Employees are Highly Compensated Employees on account of being a 5-percent owner.

     In determining who is a Highly Compensated Employee, the Employer does not make a top-paid group election. In determining who is a Highly Compensated Employee, the Employer does not make a calendar year data election.

     Calendar year data elections and top-paid group elections, once made, apply for all subsequent years unless changed by the Employer. If the Employer makes one election, the Employer is not required to make the other. If both elections are made, the look-back year in determining the top-paid group must be the calendar year beginning with or within the look-back year. These elections must apply consistently to the determination years of all plans maintained by the Employer which reference the highly compensated employee definition in Code
Section 414(q), except as provided in Internal Revenue Service Notice 97-45 (or superseding guidance). The consistency requirement will not apply to determination years beginning with or within the 1997 calendar year, and for determination years beginning on or after January 1, 1998 and before January 1, 2000, satisfaction of the consistency requirement is determined without regard to any nonretirement plans of the Employer.

     The determination of who is a highly compensated former Employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for that determination year, in accordance with section 1.414(q)-1T, A-4 of the temporary Income Tax Regulations and Internal Revenue Service Notice 97-45.

     In determining whether an Employee is a Highly Compensated Employee for years beginning in 1997, the amendments to Code Section 414(q) stated above are treated as having been in effect for years beginning in 1996.

     The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the compensation that is considered, and the identity of the 5-percent owners, shall be made in accordance with Code Section 414(q) and the regulations thereunder.

     Hour-of-Service means the following:

     (a) Each hour for which an Employee is paid, or entitled to payment, for performing duties for the Employer during the applicable computation period.

     (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer because of a period of time in which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Notwithstanding the preceding provisions of this subparagraph (b), no credit will be given to the Employee:

          (1) for more than 501 Hours-of-Service under this subparagraph (b) because of any single continuous period in which the Employee performs no duties (whether or not such period occurs in a single computation period); or

          (2) for an Hour-of-Service for which the Employee is directly or indirectly paid, or entitled to payment, because of a period in which no duties are performed if such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's or workmen's compensation, or unemployment compensation, or disability insurance laws; or

          (3) for an Hour-of-Service for a payment which solely reimburses the Employee for medical or medically related expenses incurred by him.

          For purposes of this subparagraph (b), a payment shall be deemed to be made by, or due from the Employer, regardless of whether such payment is made by, or due from the Employer, directly or indirectly through, among others, a trust fund or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate.

     (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours-of-Service shall not be credited both under subparagraph (a) or subparagraph (b) above (as the case may be) and under this subparagraph (c). Crediting of Hours-of-Service for back pay awarded or agreed to with respect to periods described in subparagraph (b) above will be subject to the limitations set forth in that subparagraph.


     The crediting of Hours-of-Service above shall be applied under the rules of paragraphs (b) and (c) of the Department of Labor Regulation 2530.200b-2 (including any interpretations or opinions implementing such rules); which rules, by this reference, are specifically incorporated in full within this Plan. The reference to paragraph (b) applies to the special rule for determining hours of service for reasons other than the performance of duties such as payments calculated (or not calculated) on the basis of units of time and the rule against double credit. The reference to paragraph (c) applies to the crediting of hours of service to computation periods.

     Hours-of-Service shall be credited for employment with any other employer required to be aggregated with the Employer under Code Sections 414(b), (c),
(m), or (o) and the regulations thereunder for purposes of eligibility and vesting. Hours-of-Service shall also be credited for any individual who is considered an employee for purposes of this Plan pursuant to Code Section 414(n) or (o) and the regulations thereunder.

     Solely for purposes of determining whether a one-year break in service has occurred for eligibility or vesting purposes, during a Parental Absence an Employee shall be credited with the Hours-of-Service which otherwise would normally have been credited to the Employee but for such absence, or in any case in which such hours cannot be determined, eight Hours-of-Service per day of such absence. The Hours-of-Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a break in service in that period; or in all other cases, in the following computation period.

     Inactive Participant means a former Active Participant who has an Account. See the INACTIVE PARTICIPANT SECTION of Article II.

     Insurer means Principal Life Insurance Company and any other insurance company or companies named by the Trustee or Primary Employer.

     Investment Fund means the total of Plan assets, excluding the guaranteed benefit policy portion of any Annuity Contract and excluding any Unallocated Reserve. All or a portion of these assets may be held under the Trust Agreement.

     The Investment Fund shall be valued at current fair market value as of the Valuation Date. The valuation shall take into consideration investment earnings credited, expenses charged, payments made, and changes in the values of the assets held in the Investment Fund.

     The Investment Fund shall be allocated at all times to Participants, except as otherwise expressly provided in the Plan. The Account of a Participant shall be credited with its share of the gains and losses of the Investment Fund. That part of a Participant's Account invested in a funding arrangement which establishes one or more accounts or investment vehicles for such Participant thereunder shall be credited with the gain or loss from such accounts or investment vehicles. The part of a Participant's Account which is invested in other funding arrangements shall be credited with a proportionate share of the gain or loss of such investments. The share shall be determined by multiplying the gain or loss of the investment by the ratio of the part of the Participant's Account invested in such funding arrangement to the total of the Investment Fund invested in such funding arrangement.

     Investment Manager means any fiduciary (other than a trustee or Named Fiduciary):

     (a) who has the power to manage, acquire, or dispose of any assets of the Plan;

     (b) who (i) is registered as an investment adviser under the Investment Advisers Act of 1940; (ii) is not registered as an investment adviser under such Act by reason of paragraph (1) of section 203A(a) of such Act, is registered as an investment adviser under the laws of the state (referred to in such paragraph (1)) in which it maintains its principal office and place of business, and, at the time it last filed the registration form most recently filed by it with such state in order to maintain its registration under the laws of such state, also filed a copy of such form with the Secretary of Labor, (iii) is a bank, as defined in that Act; or (iv) is an insurance company qualified to perform services described in subparagraph (a) above under the laws of more than one state; and

     (c) who has acknowledged in writing being a fiduciary with respect to the Plan.

     Late Retirement Date means the first day of any month which is after a Participant's Normal Retirement Date and on which retirement benefits begin. If a Participant continues to work for the Employer after his Normal Retirement Date, his Late Retirement Date shall be the earliest first day of the month on or after the date he ceases to be an Employee. An earlier or a later Retirement Date may apply if the Participant so elects. An earlier Retirement Date may apply if the Participant is age 70 1/2. See the WHEN BENEFITS START SECTION of
Article V.

     Leased Employee means any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the recipient. Contributions or benefits provided by the leasing organization to a Leased Employee, which are attributable to service performed for the recipient employer, shall be treated as provided by the recipient employer.

     A Leased Employee shall not be considered an employee of the recipient if:

     (a)  such employee is covered by a money purchase pension plan providing
          (i) a nonintegrated employer contribution rate of at least 10 percent of compensation, as defined in Code Section 415(c)(3), but for years beginning before January 1, 1998, including amounts contributed pursuant to a salary reduction agreement which are excludible from the employee's gross income under Code Sections 125, 402(e)(3), 402(h)(1)(B), or 403(b), (ii) immediate participation, and (iii) full and immediate vesting, and

     (b) Leased Employees do not constitute more than 20 percent of the recipient's nonhighly compensated work force.

     Loan Administrator means the person(s) or position(s) authorized to administer the Participant loan program.

     The Loan Administrator is Corporate Secretary with ministerial duties delegated to the Payroll Manager.

     Matching Contributions means contributions made by the Employer to fund this Plan which are contingent on a Participant's Elective Deferral Contributions. See the EMPLOYER CONTRIBUTIONS SECTION of Article III.

     Monthly Date means each Yearly Date and the last day of each following month during the Plan Year beginning on such Yearly Date.

     Named Fiduciary means the person or persons who have authority to control and manage the operation and administration of the Plan.

     The Named Fiduciary is the Employer.

     Nonhighly Compensated Employee means an Employee of the Employer who is not a Highly Compensated Employee.

     Nonvested Account means the excess, if any, of a Participant's Account over his Vested Account.

     Normal Form means a single life annuity with installment refund.

     Normal Retirement Age means the age at which the Participant's normal retirement benefit becomes nonforfeitable if he is an Employee. A Participant's Normal Retirement Age is 62.

     Normal Retirement Date means the earliest first day of the month on or after the date the Participant reaches his Normal Retirement Age. Unless otherwise provided in this Plan, a Participant's retirement benefits shall begin on a Participant's Normal Retirement Date if he has ceased to be an Employee on such date and has a Vested Account. Even if the Participant is an Employee on his Normal Retirement Date, he may choose to have his retirement benefit begin on such date. See the WHEN BENEFITS START SECTION of Article V.

     Owner-employee means a Self-employed Individual who, in the case of a sole proprietorship, owns the entire interest in the unincorporated trade or business for which this Plan is established. If this Plan is established for a partnership, an Owner-employee means a Self-employed Individual who owns more than 10 percent of either the capital interest or profits interest in such partnership.

     Parental Absence means an Employee's absence from work:

     (a)  by reason of pregnancy of the Employee,

     (b)  by reason of birth of a child of the Employee,

     (c) by reason of the placement of a child with the Employee in connection with adoption of such child by such Employee, or

     (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

     Participant means either an Active Participant or an Inactive Participant.

     Period of Military Duty means, for an Employee

     (a)  who served as a member of the armed forces of the United States, and

     (b) who was re-employed by the Employer at a time when the Employee had a right to re-employment in accordance with seniority rights as protected under Chapter 43 of Title 38 of the U. S. Code,

     the period of time from the date the Employee was first absent from active work for the Employer because of such military duty to the date the Employee was reemployed.

     Plan means the retirement and savings plan of the Employer set forth in this document, including any later amendments to it. The portion of the Plan that consists of the Qualifying Employer Securities Fund is a stock bonus and employee stock ownership plan within the meaning of Code Section 4975(e)(7). The remaining portion of the Plan is a profit sharing plan with a qualified cash or deferred arrangement under Code Section 401(k).

     Plan Administrator means the person or persons who administer the Plan.

     The Plan Administrator is the Employer.

     Plan Fund means the total of the Investment Fund and the guaranteed benefit policy portion of any Annuity Contract and any Unallocated Reserve. The Investment Fund shall be valued as stated in its definition. The guaranteed benefit policy portion of any Annuity Contract shall be determined in accordance with the terms of the Annuity Contract and, to the extent that such Annuity Contract allocates contract values to Participants, allocated to Participants in accordance with its terms. The total value of all amounts held under the Plan Fund, less amounts held in any Unallocated Reserve or reflected in a Forfeiture Account, shall equal the value of the aggregate Participants' Accounts under the Plan.

     Plan Year means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

     Predecessor Employer means a firm of which the Employer was once a part (e.g., due to a spinoff or change of corporate status) or a firm absorbed by the Employer because of a merger or acquisition (stock or asset, including a division or an operation of such company).

     Primary Employer means Casey's General Stores, Inc..

     Qualified Joint and Survivor Annuity means, for a Participant who has a spouse, an immediate survivorship life annuity with installment refund, where the survivorship percentage is 50% and the Contingent Annuitant is the Participant's spouse. A former spouse will be treated as the spouse to the extent provided under a qualified domestic relations order as described in Code
Section 414(p).

     The amount of benefit payable under the Qualified Joint and Survivor Annuity shall be the amount of benefit which may be provided by the Participant's Vested Account.

     Qualified Preretirement Survivor Annuity means a single life annuity with installment refund payable to the surviving spouse of a Participant who dies before his Annuity Starting Date. A former spouse will be treated as the surviving spouse to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

     Qualifying Employer Securities means any security which is issued by the Employer or any Controlled Group member and which meets the requirements of Code
Section 409(l) and ERISA Section 407(d)(5). This shall also include any securities that satisfied the requirements of the definition when these securities were assigned to the Plan.

     Qualifying Employer Securities Fund means that part of the assets of the Trust Fund that are designated to be held primarily or exclusively in Qualifying Employer Securities for the purpose of providing benefits for Participants.

     Reemployment Commencement Date means the date an Employee first performs an Hour-of-Service following an Eligibility Break in Service.

     Reentry Date means the date a former Active Participant reenters the Plan. See the ACTIVE PARTICIPANT SECTION of Article II.

     Retirement Date means the date a retirement benefit will begin and is a Participant's Early, Normal, or Late Retirement Date, as the case may be.

     Rollover Contributions means the Rollover Contributions which are made by an Eligible Employee or an Inactive Participant according to the provisions of the ROLLOVER CONTRIBUTIONS SECTION of Article III.

     Self-employed Individual means, with respect to any Fiscal Year, an individual who has Earned Income for the Fiscal Year (or who would have Earned Income but for the fact the trade or business for which this Plan is established did not have net profits for such Fiscal Year).

     Semi-yearly Date means each Yearly Date and the sixth Monthly Date after each Yearly Date which is within the same Plan Year.

     Specified Minimum Employer Contributions means an amount contributed by the Employer to the Trust pursuant to Section 3.01(d) of the Plan.

     Totally and Permanently Disabled means that a Participant is disabled, as a result of sickness or injury, to the extent that he is prevented from engaging in any substantial gainful activity, and is eligible for and receives a disability benefit under Title II of the Federal Social Security Act.

     Trust Agreement means an agreement of trust between the Primary Employer and Trustee established for the purpose of holding and distributing the Trust Fund under the provisions of the Plan. The Trust Agreement may provide for the investment of all or any portion of the Trust Fund in the Annuity Contract.

     Trust Fund means the total funds held under the Trust Agreement.

     Trustee means the party or parties named in the Trust Agreement. The term Trustee as it is used in this Plan is deemed to include the plural unless the context clearly indicates the singular is meant.

     Unallocated Reserve means the portion of the Trust Fund that consists of the proceeds of an Exempt Loan, the shares of Qualifying Employer Securities that were acquired with the proceeds of an Exempt Loan and that have not yet been allocated to Participant Accounts, the dividends and other investment earnings on the assets held in the Unallocated Reserve, and the proceeds from any sale of shares of Qualifying Employer Securities held in the Unallocated Reserve.

     Valuation Date means the date on which the value of the assets of the Investment Fund is determined. The value of each Account which is maintained under this Plan shall be determined on the Valuation Date. In each Plan Year, the Valuation Date shall be the last day of the Plan Year. At the discretion of the Plan Administrator, Trustee, or Insurer (whichever applies), assets of the Investment Fund may be valued more frequently. These dates shall also be Valuation Dates.

     Vested Account means the vested part of a Participant's Account. The Participant's Vested Account is determined as follows.

     If the Participant's Vesting Percentage is 100%, his Vested Account equals his Account.

     If the Participant's Vesting Percentage is less than 100%, his Vested Account equals the sum of (a), (b) and (c) below:

     (a) The part of the Participant's Account that results from Employer Contributions made before a prior Forfeiture Date and all other Contributions which were 100% vested when made.

     (b) The part of the Participant's Account that results from cash dividends paid on shares of Qualifying Employer Securities credited to the source account for ESOP Matching or ESOP Non-Matching Contributions that are initially reinvested in Qualifying Employer Securities at the election of the Participant.

     (c)  The balance of the Participant's Account in excess of the amount in
          (a) above multiplied by his Vesting Percentage.

     The Participant's Vested Account is nonforfeitable.

     Vesting Break in Service means a Vesting Computation Period in which an Employee is credited with 500 or fewer Hours-of-Service. An Employee incurs a Vesting Break in Service on the last day of a Vesting Computation Period in which he has a Vesting Break in Service.

     Vesting Computation Period means a consecutive 12-month period ending on the last day of each Plan Year, including corresponding consecutive 12-month periods before January 1, 1990.

     Vesting Percentage means the percentage used to determine the nonforfeitable portion of a Participant's Account attributable to Employer Contributions which were not 100% vested when made.

     A Participant's Vesting Percentage for Employer Contributions other than ESOP Non-Matching Contributions is shown in the following schedule opposite the number of whole years of his Vesting Service.

VESTING SERVICE             VESTING
(whole years)              PERCENTAGE

Less than 1                     0
1                              10
2                              20
3                              40
4                              60
5                              80
6 or more                     100

     A Participant's Vesting Percentage for ESOP Non-Matching Contributions is shown in the following schedule opposite the number of whole years of his Vesting Service.

VESTING SERVICE             VESTING
(whole years)              PERCENTAGE

Less than 5                     0
5 or more                     100

     The Vesting Percentage for a Participant who is an Employee on or after the date he reaches Normal Retirement Age or Early Retirement Age shall be 100%. The Vesting Percentage for a Participant who is an Employee on the date he becomes Totally and Permanently Disabled or dies shall be 100%.

     If the schedule used to determine a Participant's Vesting Percentage is changed, the new schedule shall not apply to a Participant unless he is credited with an Hour-of-Service on or after the date of the change and the Participant's nonforfeitable percentage on the day before the date of the change is not reduced under this Plan. The amendment provisions of the AMENDMENTS SECTION of
Article X regarding changes in the computation of the Vesting Percentage shall apply.

     Vesting Service means the sum of (a) and (b) below:

     (a) The total of an Employee's service with the Employer before January 1, 1990. This total is expressed in whole years and fractional parts of a year (counting a partial month as a complete month).

     (b) One year of service for each Vesting Computation Period ending on or after January 1, 1990, in which an Employee is credited with at least 1,000 Hours-of-Service.

     However, Vesting Service is modified as follows:

     Service before a date excluded:

          Service before January 1, 1989, is excluded for Employees of the franchise stores.

     Period of Military Duty included:

          A Period of Military Duty shall be included as service with the Employer to the extent it has not already been credited. For purposes of crediting Hours-of-Service during the Period of Military Duty, an Hour-of-Service shall be credited (without regard to the 501 Hour-of-Service limitation) for each hour an Employee would normally have been scheduled to work for the Employer during such period.

     Controlled Group service included:

          An Employee's service with a member firm of a Controlled Group while both that firm and the Employer were members of the Controlled Group shall be included as service with the Employer.

     Yearly Date means January 1, 1990, and each following May 1 through May 1, 1999, and each following April 30.

     Years of Service means an Employee's Vesting Service disregarding any modifications which exclude service.

                                   ARTICLE II

PARTICIPATION

SECTION 2.01--ACTIVE PARTICIPANT.

     (a) An Employee shall first become an Active Participant (begin active participation in the Plan) on the earliest Semi-yearly Date on which he is an Eligible Employee and has met both of the eligibility requirements set forth below. This date is his Entry Date.

          (1) He has completed one year of Eligibility Service before his Entry Date.

          (2)  He is age 21 or older.

          Each Employee who was an Active Participant under the Plan on April 29, 2003, shall continue to be an Active Participant if he is still an Eligible Employee on April 30, 2003, and his Entry Date shall not change.

          If a person has been an Eligible Employee who has met all of the eligibility requirements above, but is not an Eligible Employee on the date which would have been his Entry Date, he shall become an Active Participant on the date he again becomes an Eligible Employee. This date is his Entry Date.

          In the event an Employee who is not an Eligible Employee becomes an Eligible Employee, such Eligible Employee shall become an Active Participant immediately if such Eligible Employee has satisfied the eligibility requirements above and would have otherwise previously become an Active Participant had he met the definition of Eligible Employee. This date is his Entry Date.

     (b) An Inactive Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee. This date is his Reentry Date.

          Upon again becoming an Active Participant, he shall cease to be an Inactive Participant.

     (c) A former Participant shall again become an Active Participant (resume active participation in the Plan) on the date he again performs an Hour-of-Service as an Eligible Employee. This date is his Reentry Date.

     There shall be no duplication of benefits for a Participant under this Plan because of more than one period as an Active Participant.

SECTION 2.02--INACTIVE PARTICIPANT.

     An Active Participant shall become an Inactive Participant (stop accruing benefits under the Plan) on the earlier of the following:

     (a)  the date the Participant ceases to be an Eligible Employee, or

     (b)  the effective date of complete termination of the Plan under
          Article VIII.

     An Employee or former Employee who was an Inactive Participant under the Plan on April 30, 1997, shall continue to be an Inactive Participant on May 1, 1997. Eligibility for any benefits payable to the Participant or on his behalf and the amount of the benefits shall be determined according to the provisions of the prior document, unless otherwise stated in this document.

SECTION 2.03--CESSATION OF PARTICIPATION.

     A Participant shall cease to be a Participant on the date he is no longer an Eligible Employee and his Account is zero.

                                   ARTICLE III

CONTRIBUTIONS

SECTION 3.01--EMPLOYER CONTRIBUTIONS.

     Employer Contributions shall be made without regard to current or accumulated net income, earnings or profits of the Employer. Notwithstanding the foregoing, the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Code Sections 401(a), 402, 412, and 417; except that, the portion of the Plan that consists of the Qualifying Employer Securities Fund is designed to qualify as a stock bonus plan and employee stock ownership plan under Code Section 4975(e)(7). Employer Contributions shall be equal to the amount described below:

     (a) The amount of each Elective Deferral Contribution for a Participant shall be equal to a portion of Compensation as specified in the elective deferral agreement. An Employee who is eligible to participate in the Plan may file an elective deferral agreement with the Employer. The Participant shall modify or terminate the elective deferral agreement by filing a new elective deferral agreement. The elective deferral agreement may not be made retroactively and shall remain in effect until modified or terminated.

          The elective deferral agreement to start or modify Elective Deferral Contributions shall be effective on the first day of the first pay period following the pay period in which the Participant's Entry Date (Reentry Date, if applicable) or any following date occurs. The elective deferral agreement must be entered into on or before the date it is effective.

          The elective deferral agreement to stop Elective Deferral Contributions may be entered into on any date. Such elective deferral agreement shall be effective on the first day of the pay period following the pay period in which the elective deferral agreement is entered into.

          Elective Deferral Contributions cannot be more than 15% of Compensation for the pay period.

          Elective Deferral Contributions are fully (100%) vested and nonforfeitable.

     (b) The Employer shall make Matching Contributions in an amount equal to 100% of Elective Deferral Contributions. Elective Deferral Contributions which are over 4% of Compensation won't be matched.

          Matching Contributions are calculated based on Elective Deferral Contributions and Compensation for the pay period. Matching Contributions are made for all persons who were Active Participants at any time during that pay period. Matching Contributions may be made in the form of Qualifying Employer Securities or the Employer may designate that Matching Contributions are to be invested in Qualifying Employer Securities. Such Matching Contributions shall be referred to as ESOP Matching Contributions and shall be part of the ESOP component of the Plan.

          Matching Contributions and ESOP Matching Contributions are subject to the Vesting Percentage. However, the separate account maintained to reflect the cash dividends paid on shares of Qualifying Employer Securities attributable to Matching Contributions (and earnings thereon) that are initially reinvested in Qualifying Employer Securities under the Plan at the election of the Participant is fully (100%) vested and nonforfeitable.

     (c) Discretionary Contributions may be made for each Plan Year in an amount determined by the Employer.

          Discretionary Contributions are subject to the Vesting Percentage.

     (d) ESOP Non-Matching Contributions will be made for each Plan Year for which a payment is due on an Exempt Loan. The amount of the ESOP Non-Matching Contribution for the Plan Year will be determined at the sole discretion of the Primary Employer, but will not be less than the minimum amount sufficient to enable the Trustee to make the payment due on the Exempt Loan to the extent that such payment cannot be satisfied from cash dividends paid on shares of Qualifying Employer Securities held in the ESOP Non-Matching Accounts (if the Primary Employer directs that such dividends be applied to the Exempt Loan), or cash dividends paid on shares of Qualifying Employer Securities held in the Unallocated Reserve or other investment earnings of the Unallocated Reserve.

          Additional ESOP Non-Matching Contributions may be made for each Plan Year in an amount determined by the Employer.

          ESOP Non-Matching Contributions are subject to the Vesting Percentage. However, the separate account maintained to reflect the cash dividends paid on shares of Qualifying Employer Securities attributable to ESOP Non-Matching Contributions (and earnings thereon) that are initially reinvested in Qualifying Employer Securities under the Plan at the election of the Participant is fully (100%) vested and nonforfeitable.

     (e) The Employer, in its sole discretion, may contribute an amount, for any Plan Year, which it designates as a Specified Minimum Employer Contribution. Notwithstanding any provision of the Plan to the contrary, the following provisions shall govern the treatment of Specified Minimum Employer Contributions.

          (1) Frequency. For each Plan Year, the Employer shall make a Specified Minimum Employer Contribution, as described in the following allocation method, on behalf of each individual who is both an Employee and a Participant on the first day of the Plan Year (a "SMEC Participant"). The Specified Minimum Employer Contribution for each Plan Year shall be in an amount determined by the Board of Directors by appropriate resolution on or before the last day of the Employer's taxable year that ends within such Plan Year.

          (2) Allocation Method. Any Specified Minimum Employer Contribution made by the Employer pursuant to this Section 3.01(e) shall be allocated to the SMEC Participants as follows:

               (i) The Specified Minimum Employer Contribution shall be allocated to the payment of Elective Deferral Contributions and Matching Contributions to be made to SMEC Participants' accounts pursuant to Section 3.03 of the Plan.

               (ii) Second, the balance, if any, of the Specified Minimum Employer Contribution remaining after the allocation next above shall be allocated as to the payment of Matching Contribution, if any, on the last day of the Plan Year to the Account of each SMEC

                     Participant who is not also a Highly Compensated Employee, in the ratio that each such SMEC Participant's Elective Deferral Contributions during the Plan Year bears to the Elective Deferral Contributions of all such SMEC Participants during the Plan Year.

          (3) Notwithstanding anything to the contrary contained herein, the following limitations shall apply to any Specified Minimum Employer Contribution made pursuant to this Section of the Plan:

               (i) The Plan Administrator shall reduce the proportionate allocation of the Specified Minimum Employer Contribution under this section to Highly Compensated Employees to the extent necessary to comply with the provisions of this Plan and the Code, include Code Section 401(a)(4) and the regulations thereunder.

               (ii) Any payment/allocation of Elective Deferral Contributions to a SMEC Participant's Account shall be made under either
                     Section 3.03 or this Section, as appropriate, but not both sections.

               (iii) The Specified Minimum Employer Contribution allocated as a
                     Matching Contribution to a SMEC Participant's account pursuant to this Section of the Plan, shall be treated in the same manner as Matching Contributions for all purposes under the Plan.

               (iv) A Participant's allocation determined under this Section may be subject to an adjustment as may be necessary to prevent Contributions made by or on behalf of a Participant for a Plan Year to exceed the maximum allowable under Code
                     Section 415, or any other provision of the Code or this Plan.

          (4) Timing, Medium and Posting. The employer shall make the Specified Minimum Employer Contribution in cash, in one or more installments without interest, at any time during the Plan Year, and for purposes of deducting such Contribution, not later than the Employer's federal tax filing date, including extensions, for its taxable year that ends within such Plan Year. The Trustee shall post such amount to each Participant's account as Elective Deferral Contributions or Matching Contributions once the allocations under this Section of the Plan as provided above are determined.

               The Specified Minimum Employer Contribution shall be held in a suspense account until posted. Such suspense account shall not participate in the allocation of investment gains, losses, income and deductions of the Trust as a whole, but shall be invested separately and all gains, losses, income and deductions attributable to such investment shall be applied to reduce Plan fees and expenses and, thereafter, to reduce Employer contributions.

          (5) Deduction Limitation. In no event shall the Specified Minimum Employer Contribution, when aggregated with other Employer contributions for the Employer's taxable year that ends within such Plan Year, exceed the amount deductible by the Employer for federal income tax purposes for such taxable year.

     No Participant shall be permitted to have Elective Deferral Contributions, as defined in the EXCESS AMOUNTS SECTION of this article, made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Code Section 402(g) in effect at the beginning of such taxable year.

     An elective deferral agreement (or change thereto) must be made in such manner and in accordance with such rules as the Employer may prescribe (including by means of voice response or other electronic system under circumstances the Employer permits) and may not be made retroactively.

     Employer Contributions are allocated according to the provisions of the ALLOCATION SECTION of this article.

     The Employer may make all or any portion of the Matching Contributions, which are to be invested in Qualifying Employer Securities, to the Trustee in the form of Qualifying Employer Securities.

     A portion of the Plan assets resulting from Employer Contributions (but not more than the original amount of those Contributions) may be returned if the Employer Contributions are made because of a mistake of fact or are more than the amount deductible under Code Section 404 (excluding any amount which is not deductible because the Plan is disqualified). The amount involved must be returned to the Employer within one year after the date the Employer Contributions are made by mistake of fact or the date the deduction is disallowed, whichever applies. Except as provided under this paragraph and
Article VIII, the assets of the Plan shall never be used for the benefit of the Employer and are held for the exclusive purpose of providing benefits to Participants and their Beneficiaries and for defraying reasonable expenses of administering the Plan.

SECTION 3.01A--ROLLOVER CONTRIBUTIONS.

     A Rollover Contribution may be made by an Eligible Employee or an Inactive Participant if the following conditions are met:

     (a) The Contribution is of amounts distributed from a plan that satisfies the requirements of Code Section 401(a) or from a "conduit" individual retirement account described in Code Section 408(d)(3)(A). In the case of an Inactive

          Participant, the Contribution must be of an amount distributed from another plan of the Employer, or a plan of a Controlled Group member, that satisfies the requirements of Code Section 401(a).

     (b) The Contribution is of amounts that the Code permits to be transferred to a plan that meets the requirements of Code Section 401(a).

     (c)  The Contribution is made in the form of a direct rollover under Code
          Section 401(a)(31) or is a rollover made under 402(c) or 408(d)(3)(A) within 60 days after the Eligible Employee or Inactive Participant receives the distribution.

     (d) The Eligible Employee or Inactive Participant furnishes evidence satisfactory to the Plan Administrator that the proposed rollover meets conditions (a), (b), and (c) above.

     A Rollover Contribution shall be allowed in cash only and must be made according to procedures set up by the Plan Administrator.

     If the Eligible Employee is not an Active Participant when the Rollover Contribution is made, he shall be deemed to be an Active Participant only for the purpose of investment and distribution of the Rollover Contribution. Employer Contributions shall not be made for or allocated to the Eligible Employee until the time he meets all of the requirements to become an Active Participant.

     Rollover Contributions made by an Eligible Employee or an Inactive Participant shall be credited to his Account. The part of the Participant's Account resulting from Rollover Contributions is fully (100%) vested and nonforfeitable at all times. A separate accounting record shall be maintained for that part of his Rollover Contributions consisting of voluntary contributions which were deducted from the Participant's gross income for Federal income tax purposes.

SECTION 3.02--FORFEITURES.

     The Nonvested Account of a Participant shall be forfeited as of the earlier of the following:

     (a) the date the Participant dies (if prior to such date he had ceased to be an Employee), or

     (b)  the Participant's Forfeiture Date.

All or a portion of a Participant's Nonvested Account shall be forfeited before such earlier date if, after he ceases to be an Employee, he receives, or is deemed to receive, a distribution of his entire Vested Account or a distribution of his Vested Account derived from Employer Contributions which were not 100% vested when made, under the RETIREMENT BENEFITS

SECTION of Article V, the VESTED BENEFITS SECTION of Article V, or the SMALL AMOUNTS SECTION of Article X. The forfeiture shall occur as of the date the Participant receives, or is deemed to receive, the distribution. If a Participant receives, or is deemed to receive, his entire Vested Account, his entire Nonvested Account shall be forfeited. If a Participant receives a distribution of his Vested Account from Employer Contributions which were not 100% vested when made, but less than his entire Vested Account from such Contributions, the amount to be forfeited shall be determined by multiplying his Nonvested Account from such Contributions by a fraction. The numerator of the fraction is the amount of the distribution derived from Employer Contributions which were not 100% vested when made and the denominator of the fraction is his entire Vested Account derived from such Contributions on the date of distribution.

     A Forfeiture shall also occur as provided in the EXCESS AMOUNTS SECTION of this article.

     Forfeitures shall be determined at least once during each Plan Year. Forfeitures may first be used to pay administrative expenses. Forfeitures of Matching Contributions which relate to excess amounts as provided in the EXCESS AMOUNTS SECTION of this article, which have not been used to pay administrative expenses, shall be applied to reduce the earliest Employer Contributions made after the Forfeitures are determined. Any other Forfeitures which have not been used to pay administrative expenses shall be applied to reduce the earliest Employer Contributions made after the Forfeitures are determined. Upon their application to reduce Employer Contributions, Forfeitures shall be deemed to be Employer Contributions.

     Forfeitures of Qualifying Employer Securities held in an ESOP Matching or ESOP Non-Matching Account may be used to satisfy any allocation of Qualifying Employer Securities required under the ALLOCATIONS SECTION of this article.

     If a Participant again becomes an Eligible Employee after receiving a distribution which caused all or a portion of his Nonvested Account to be forfeited, he shall have the right to repay to the Plan the entire amount of the distribution he received (excluding any amount of such distribution resulting from Contributions which were 100% vested when made). The repayment must be made in a single sum (repayment in installments is not permitted) before the earlier of the date five years after the date he again becomes an Eligible Employee or the end of the first period of five consecutive Vesting Breaks in Service which begin after the date of the distribution.

     If the Participant makes the repayment above, the Plan Administrator shall restore to his Account an amount equal to his Nonvested Account which was forfeited on the date of distribution, unadjusted for any investment gains or losses. If no amount is to be repaid because the Participant was deemed to have received a distribution, or only received a distribution of Contributions which were 100% vested when made, and he again performs an Hour-of-Service as an Eligible Employee within the repayment period, the Plan Administrator shall restore the Participant's Account as if he had made a required repayment on the date he performed such Hour-of-Service. Restoration of the Participant's Account shall include restoration of all Code Section 411(d)(6) protected benefits with respect to that restored Account, according to applicable Treasury regulations. Provided, however, the Plan Administrator shall not restore the Nonvested Account if (i) a Forfeiture Date has occurred after the date of the distribution and on or before the date of repayment and (ii) that Forfeiture Date would result in a complete forfeiture of the amount the Plan Administrator would otherwise restore.

     The Plan Administrator shall restore the Participant's Account by the close of the Plan Year following the Plan Year in which repayment is made. Permissible sources for the restoration of the Participant's Account are Forfeitures or special Employer Contributions. Such special Employer Contributions shall be made without regard to profits. The repaid and restored amounts are not included in the Participant's Annual Additions, as defined in the CONTRIBUTION LIMITATION SECTION of this article.

SECTION 3.03--ALLOCATION.

     A person meets the allocation requirements of this section if he is an Active Participant on the last day of the Plan Year and has at least 1,000 Hours-of-Service during the latest Accrual Computation Period ending on or before that date.

     Elective Deferral Contributions shall be allocated to Participants for whom such Contributions are made under the EMPLOYER CONTRIBUTIONS SECTION of this article. Such Contributions shall be allocated when made and credited to the Participant's Account.

     Matching Contributions (including ESOP Matching Contributions) shall be allocated to the persons for whom such Contributions are made under the EMPLOYER CONTRIBUTIONS SECTION of this article. Such Contributions shall be allocated when made and credited to the person's Account.

     Discretionary Contributions shall be allocated as of the last day of the Plan Year using Annual Compensation for the Plan Year. The amount allocated shall be determined as follows:

STEP ONE: This step one shall only apply in years in which the Plan is a Top-heavy Plan, as defined in the DEFINITIONS SECTION of Article XI, and the minimum contribution under the MODIFICATION OF CONTRIBUTIONS SECTION of Article XI is not being provided by other contributions to this Plan or another plan of the Employer.

The allocation in this step one shall be made to each person meeting the allocation requirements of this section and each person who is entitled to a minimum contribution under the MODIFICATION OF CONTRIBUTIONS SECTION of Article
XI. Each such person's allocation shall be an amount equal to the Discretionary Contributions multiplied by the ratio of such person's Annual Compensation to the total Annual Compensation of all such persons. Such amount shall not exceed 3% of such person's Annual Compensation. The allocation for any person who does not meet the allocation requirements of this section shall be limited to the amount necessary to fund the minimum contribution.

STEP TWO: The allocation in this step two shall be made to each person meeting the allocation requirements of this section. Each such person's allocation shall be equal to any amount remaining after the allocation in step one multiplied by the ratio of such person's Annual Compensation to the total Annual Compensation of all such persons.

This amount shall be credited to the person's Account.

     The ESOP Non-Matching Contribution for the Plan Year (if any), together with the cash dividends paid on Qualifying Employer Securities held in the ESOP Non-Matching Contribution Accounts (if the Primary Employer directs that such dividends be applied to the Exempt Loan), cash dividends paid on Qualifying Employer Securities held in the Unallocated Reserve and other investment earnings of the Unallocated Reserve (if any), shall be applied to make the payment due on any Exempt Loan for the Plan Year. The Qualifying Employer Securities released from the Unallocated Reserve as a result of that payment shall be allocated as of the last day of the Plan Year as follows:

STEP ONE: This step one shall apply only if the cash dividends paid on Qualifying Employer Securities held in the ESOP Non-Matching Contribution Accounts are applied to the Exempt Loan.

The allocation in this step one shall be made to each person who received a cash dividend on Qualifying Employer Securities held in his/her ESOP Non-Matching Contribution Account that was applied to the Exempt Loan.

The number of shares of Qualifying Employer Securities allocated under this step one shall equal the number of shares with a value equal to the total cash dividends paid on Qualifying Employer Securities held in the ESOP Non-Matching Contribution Accounts and applied to the Exempt Loan. The number of shares of Qualifying Employer Securities allocated to each such person shall be determined by multiplying the number of shares of Qualifying Employer Securities to be allocated under this step one by a fraction, the numerator of which is the cash dividends paid on Qualifying Employer Securities held in the ESOP Non-Matching Account of such person and applied to the Exempt Loan, and the denominator of which is the total cash dividends paid on Qualifying Employer Securities held in the ESOP Non-Matching Accounts of all such persons and applied to the Exempt Loan.

STEP TWO: The allocation in this step two shall be made among those persons who meet the allocation requirements of this section, but subject to the PROHIBITED ALLOCATION OF QUALIFYING EMPLOYER SECURITIES SECTION of this article.

The number of shares of Qualifying Employer Securities allocated to each such person shall be determined by multiplying the number of shares of Qualifying Employer Securities released from the Unallocated Reserve (and not allocated under step one) by a fraction, the numerator of which is the Annual Compensation of such person for the Plan Year, and the denominator of which is the aggregate Annual Compensation of all such persons for the Plan Year. However, if the aggregate amount of Qualifying Employer Securities that would be allocated under this paragraph to Highly Compensated Employees exceeds one-third of the total Qualifying Employer Securities allocated, then the amount of Qualifying Employer Securities in excess of one-third shall be reallocated to the Nonhighly Compensated Employees in proportion to each Nonhighly Compensated Employee's Annual Compensation to the total Annual Compensation of all such Nonhighly Compensated Employees.

     If the ESOP Non-Matching Contributions exceed the amount needed to make the payment for the Exempt Loan for the Plan Year, or if there is no Exempt Loan for the Plan Year in which the ESOP Non-Matching Contribution is made, the ESOP Non-Matching Contribution shall be allocated in the same manner as Discretionary Contributions.

     Specified Minimum Employer Contributions shall be allocated to the Account of the eligible Participants in accordance with subparagraph 3.01(e)(2).

     If Leased Employees are Eligible Employees, in determining the amount of Employer Contributions allocated to a person who is a Leased Employee, contributions provided by the leasing organization which are attributable to services such Leased Employee performs for the Employer shall be treated as provided by the Employer. Those contributions shall not be duplicated under this Plan.

SECTION 3.04--CONTRIBUTION LIMITATION.

     (a) Definitions. For the purpose of determining the contribution limitation set forth in this section, the following terms are defined.

     Annual Additions means the sum of the following amounts credited to a Participant's account for the Limitation Year:

     (1) employer contributions; provided that, ESOP Non-Matching Contributions under this Plan that are applied to pay interest on an Exempt Loan will not be an Annual Addition if no more than one-third (1/3/rd/) of the ESOP Non-Matching Contribution that is applied to pay principal or interest on an Exempt Loan for the Plan Year is allocated to Highly Compensated Employees;

     (2)  employee contributions; and

     (3)  forfeitures.

     Annual Additions to a defined contribution plan shall also include the following:

     (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(l)(2), which are part of a pension or annuity plan maintained by the Employer,

     (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer; and

     (6)  allocations under a simplified employee pension.

     For this purpose, any Excess Amount applied under (e) below in the Limitation Year to reduce Employer Contributions shall be considered Annual Additions for such Limitation Year.

     Compensation means wages within the meaning of Code Section 3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Employee a written statement under Code Sections 6041(d), 6051(a)(3), and 6052. Compensation must be determined without regard to any rules under Code
Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)). The amount reported in the "Wages, Tips and Other Compensation" box on Form W-2 satisfies this definition.

     For any Self-employed Individual, Compensation shall mean Earned Income. For purposes of applying the limitations of this section, Compensation for a Limitation Year is the Compensation actually paid or made available in gross income during such Limitation Year.

     For Limitation Years beginning after December 31, 1997, for purposes of applying the limitations of this section, Compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Code Section 402(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Section 125, 132(f)(4), or 457.

     Defined Benefit Plan Fraction means a fraction, the numerator of which is the sum of the Participant's Projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of (i) 125 percent of the dollar limitation determined for the Limitation Year under Code Sections 415(b)(1)(A) and (d) or
(ii) 140 percent of the Highest Average Compensation, including any adjustments under Code Section 415(b)(5).

     Notwithstanding the above, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

     Defined Contribution Dollar Limitation means, for Limitation Years beginning after December 31, 1994, $30,000, as adjusted under Code Section 415(d).

     Defined Contribution Plan Fraction means a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, individual medical accounts, and simplified employee pensions, maintained by the Employer), and the denominator of which is the sum of the maximum aggregated amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of (i) 125 percent of the dollar limitation under Code Section 415(c)(1)(A) after adjustment under Code Section 415(d) or (ii) 35 percent of the Participant's Compensation for such year.

     If the Employee was a participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

     The Annual Addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.

     Employer means the employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 415(c) as modified by Code Section 415(h)) or affiliated service groups (as defined in Code Section 414(m)) of which the adopting employer is a part, and any other entity required to be aggregated with the employer pursuant to regulations under Code Section 414(o).

     Excess Amount means the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

     Highest Average Compensation means the average Compensation for the three consecutive Limitation Years while he was an Employee (actual consecutive Limitation Years while he was an Employee, if employed less than three years) that produces the highest average.

     Limitation Year means the consecutive 12-month period ending on the last day of each Plan Year, including corresponding consecutive 12-month periods before January 1, 1990. If the Limitation Year is other than the calendar year, execution of this Plan (or any amendment to this Plan changing the Limitation
Year) constitutes the Employer's adoption of a written resolution electing the Limitation Year. If the Limitation Year is amended to a different consecutive 12-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

     Maximum Permissible Amount means the maximum Annual Addition that may be contributed or allocated to a Participant's Account under the Plan for any Limitation Year. This amount shall not exceed the lesser of:

     (1)  The Defined Contribution Dollar Limitation, or

     (2)  25 percent of the Participant's Compensation for the Limitation Year.

     The compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition under Code Section 415(l)(1) or 419A(d)(2).

     If a short Limitation Year is created because of an amendment changing the Limitation Year to a different consecutive 12-month period, the Maximum Permissible Amount will not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                  Number of months in the short Limitation Year
                                       12

     Projected Annual Benefit means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Participant would be entitled under the terms of the plan assuming:

     (1) The Participant will continue employment until normal retirement age under the plan (or current age, if later), and

     (2) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

          (b) If the Participant does not participate in, and has never participated in, another qualified plan maintained by the Employer or a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer, or an individual medical account, as defined in Code Section 415(l)(2), maintained by the Employer, or a simplified employee pension, as defined in Code
               Section 408(k), maintained by the Employer, which provides an Annual Addition, the amount of Annual Additions which may be credited to the Participant's Account for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If the Employer Contribution that would otherwise be contributed or allocated to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

          (c) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated.

          (d) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

          (e) If a reasonable error in estimating a Participant's Compensation for the Limitation Year, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any individual under the limits of Code Section 415, or under other facts and circumstances allowed by the Internal Revenue Service, there is an Excess Amount, the excess will be disposed of as follows:

     (1) Any Elective Deferral Contributions that are not the basis for Matching Contributions (plus attributable earnings), to the extent they would reduce the Excess Amount, will be distributed to the Participant.

     (2) If after the application of (1) above an Excess Amount still exists, any Elective Deferral Contributions that are the basis for Matching Contributions (plus attributable earnings), to the extent they would reduce the Excess Amount, will be distributed to the Participant. Concurrently with the distribution of such Elective Deferral Contributions, any Matching Contributions which relate to any Elective Deferral Contributions distributed in the preceding sentence, to the extent such application would reduce the Excess Amount, will be applied as provided in (3) or (4) below:

     (3) If after the application of (2) above an Excess Amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the Excess Amount in the Participant's Account will be used to reduce Employer Contributions for such Participant in the next Limitation Year, and each succeeding Limitation Year if necessary.

     (4) If after the application of (2) above an Excess Amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the Excess Amount will be held unallocated in a suspense account. The suspense account will be applied to reduce future Employer Contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary.

     (5) If a suspense account is in existence at any time during a Limitation Year pursuant to this (e), it will participate in the allocation of investment gains or losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participant's Accounts before any Employer Contributions may be made to the Plan for that Limitation Year. Excess Amounts held in a suspense account may not be distributed to Participants or former Participants.

          (f) This (f) applies if, in addition to this Plan, the Participant is covered under another qualified defined contribution plan maintained by the Employer, a welfare benefit fund maintained by the Employer, an individual medical account maintained by the Employer, or a simplified employee pension maintained by the Employer which provides an Annual Addition during any Limitation Year. The aggregate Annual Additions under all such qualified defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions for the Limitation Year will not exceed the Maximum Permissible Amount. Any reduction necessary shall be made first to the profit sharing plans, then to all other such qualified defined contribution plans and welfare benefit funds, individual medical accounts, and simplified employee pensions and, if necessary, by reducing first those that were most recently allocated. Simplified employee pensions shall be deemed to be allocated first, followed by welfare benefit funds and individual medical accounts. However, elective deferral contributions shall be the last contributions reduced before the simplified employee pension, welfare benefit fund, or individual medical account is reduced.

          (g) If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the

               Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction will not exceed 1.0 in any Limitation Year. The Projected Annual Benefit shall be limited first. If the Participant's annual benefit(s) equal his Projected Annual Benefit, as limited, then Annual Additions to the defined contribution plan(s) shall be limited to the extent needed to reduce the sum to 1.0 in the same manner in which the Annual Additions are limited to meet the Maximum Permissible Amount. This subparagraph shall cease to apply effective as of the first Limitation Year beginning on or after January 1, 2000.

SECTION 3.05--EXCESS AMOUNTS.

          (a) Definitions. For the purposes of this section, the following terms are defined:

     ACP means the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

     ADP means the average (expressed as a percentage) of the Deferral Percentages of the Eligible Participants in a group.

     Aggregate Limit means the greater of:

     (1)  The sum of:

          (i) 125 percent of the greater of the ADP of the Nonhighly Compensated Employees for the prior Plan Year or the ACP of the Nonhighly Compensated Employees under the plan subject to Code
               Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement, and

          (ii) the lesser of 200 percent or 2 percent plus the lesser of such ADP or ACP.

     (2)  The sum of:

          (i) 125 percent of the lesser of the ADP of the Nonhighly Compensated Employees for the prior Plan Year or the ACP of the Nonhighly Compensated Employees under the plan subject to Code Section 401(m) for the Plan Year beginning with or within the prior Plan Year of the cash or deferred arrangement, and

          (ii) the lesser of 200 percent or 2 percent plus the greater of such ADP or ACP.

     If the Employer has elected to use the current testing method, then, in calculating the Aggregate Limit for a particular Plan Year, the Nonhighly Compensated Employees' ADP and

ACP for that Plan Year, instead of the prior Plan Year, is used.

     Contribution Percentage means the ratio (expressed as a percentage) of the Eligible Participant's Contribution Percentage Amounts to the Eligible Participant's Compensation for the Plan Year (whether or not the Eligible Participant was an Eligible Participant for the entire Plan Year). In modification of the foregoing, Compensation shall be limited to the Compensation received while an Eligible Participant. For an Eligible Participant for whom such Contribution Percentage Amounts for the Plan Year are zero, the percentage is zero.

     Contribution Percentage Amounts means the sum of the Participant Contributions and Matching Contributions (that are not Qualified Matching Contributions taken into account for purposes of the ADP Test) made under the Plan on behalf of the Eligible Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the Contributions to which they relate are Excess Elective Deferrals, Excess Contributions, or Excess Aggregate Contributions. Under such rules as the Secretary of the Treasury shall prescribe, in determining the Contribution Percentage the Employer may elect to include Qualified Nonelective Contributions under this Plan which were not used in computing the Deferral Percentage. The Employer may also elect to use Elective Deferral Contributions in computing the Contribution Percentage so long as the ADP Test is met before the Elective Deferral Contributions are used in the ACP Test and continues to be met following the exclusion of those Elective Deferral Contributions that are used to meet the ACP Test.

     Deferral Percentage means the ratio (expressed as a percentage) of Elective Deferral Contributions under this Plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan Year (whether or not the Eligible Participant was an Eligible Participant for the entire Plan Year). In modification of the foregoing, Compensation shall be limited to the Compensation received while an Eligible Participant. The Elective Deferral Contributions used to determine the Deferral Percentage shall include Excess Elective Deferrals (other than Excess Elective Deferrals of Nonhighly Compensated Employees that arise solely from Elective Deferral Contributions made under this Plan or any other plans of the Employer or a Controlled Group member), but shall exclude Elective Deferral Contributions that are used in computing the Contribution Percentage (provided the ADP Test is satisfied both with and without exclusion of these Elective Deferral Contributions). Under such rules as the Secretary of the Treasury shall prescribe, the Employer may elect to include Qualified Nonelective Contributions and Qualified Matching Contributions under this Plan in computing the Deferral Percentage. For an Eligible Participant for whom such contributions on his behalf for the Plan Year are zero, the percentage is zero.

     Elective Deferral Contributions means any employer contributions made to a plan at the election of a participant, in lieu of cash compensation, and shall include contributions made pursuant to a salary reduction agreement or other deferral mechanism. With respect to any taxable year, a participant's Elective Deferral Contributions are the sum of all employer contributions made on behalf of such participant pursuant to an election to defer under any qualified cash or deferred arrangement described in Code Section 401(k), any salary reduction simplified employee pension plan described in Code Section 408(k)(6), any SIMPLE IRA plan described in Code
Section 408(p), any eligible deferred compensation plan under Code Section 457, any plan described under Code Section 501(c)(18), and any employer contributions made on behalf of a participant for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. Elective Deferral Contributions shall not include any deferrals properly distributed as excess annual additions.

     Eligible Participant means, for purposes of determining the Deferral Percentage, any Employee who is otherwise entitled to make Elective Deferral Contributions under the terms of the Plan for the Plan Year. Eligible Participant means, for purposes of determining the Contribution Percentage, any Employee who is eligible (i) to make a Participant Contribution or an Elective Deferral Contribution (if the Employer takes such contributions into account in the calculation of the Contribution Percentage), or (ii) to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If a Participant Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an Eligible Participant on behalf of whom no Participant Contributions are made.

     Excess Aggregate Contributions means, with respect to any Plan Year, the excess of:

     (1) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

     (2) The maximum Contribution Percentage Amounts permitted by the ACP Test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

     Such determination shall be made after first determining Excess Elective Deferrals and then determining Excess Contributions.

     Excess Contributions means, with respect to any Plan Year, the excess of:

     (1) The aggregate amount of employer contributions actually taken into account in computing the Deferral Percentage of Highly Compensated Employees for such Plan Year, over

     (2) The maximum amount of such contributions permitted by the ADP Test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in the order of the Deferral Percentages, beginning with the highest of such percentages).

     Such determination shall be made after first determining Excess Elective Deferrals.

     Excess Elective Deferrals means those Elective Deferral Contributions that are includible in a Participant's gross income under Code Section 402(g) to the extent such Participant's Elective Deferral Contributions for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions, as defined in the CONTRIBUTION LIMITATION SECTION of this article, under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.

     Matching Contributions means employer contributions made to this or any other defined contribution plan, or to a contract described in Code Section 403(b), on behalf of a participant on account of a Participant Contribution made by such participant, or on account of a participant's Elective Deferral Contributions, under a plan maintained by the Employer or a Controlled Group member.

     Participant Contributions means contributions made to the plan by or on behalf of a participant that are included in the participant's gross income in the year in which made and that are maintained under a separate account to which the earnings and losses are allocated.

     Qualified Matching Contributions means Matching Contributions which are subject to the distribution and nonforfeitability requirements under Code
Section 401(k) when made.

     Qualified Nonelective Contributions means any employer contributions (other than Matching Contributions) which an employee may not elect to have paid to him in cash instead of being contributed to the plan and which are subject to the distribution and nonforfeitability requirements under Code Section 401(k) when made.

          (b) Excess Elective Deferrals. A Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Plan Administrator in writing on or before the first following March 1 of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferral Contributions made to this Plan and any other plan of the Employer or a Controlled Group member. The Participant's claim for Excess Elective Deferrals shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Elective Deferrals will exceed the limit imposed on the Participant by Code Section 402(g) for the year in which the deferral occurred. The Excess Elective Deferrals assigned to this Plan cannot exceed the Elective Deferral Contributions allocated under this Plan for such taxable year.

               Notwithstanding any other provisions of the Plan, Elective Deferral Contributions in an amount equal to the Excess Elective Deferrals assigned to this Plan, plus any income and minus any loss allocable thereto, shall be distributed no later than April 15 to any Participant to whose Account Excess Elective Deferrals were assigned for the preceding year and who claims Excess Elective Deferrals for such taxable year.

          The Excess Elective Deferrals shall be adjusted for income or loss. The income or loss allocable to such Excess Elective Deferrals shall be equal to the income or loss allocable to the Participant's Elective Deferral Contributions for the taxable year in which the excess occurred multiplied by a fraction. The numerator of the fraction is the Excess Elective Deferrals. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such taxable year (as of the end of such taxable year) of the Participant's Account resulting from Elective Deferral Contributions.

          Any Matching Contributions which were based on the Elective Deferral Contributions which are distributed as Excess Elective Deferrals, plus any income and minus any loss allocable thereto, shall be forfeited.

     (c) ADP Test. As of the end of each Plan Year after Excess Elective Deferrals have been determined, the Plan must satisfy the ADP Test. The ADP Test shall be satisfied using the prior year testing method, unless the Employer has elected to use the current year testing method.

          (1) Prior Year Testing Method. The ADP for a Plan Year for Eligible Participants who are Highly Compensated Employees for each Plan Year and the prior year's ADP for Eligible Participants who were Nonhighly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

               (i) The ADP for a Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ADP for Eligible Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25; or

               (ii) The ADP for a Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year:

                     A. shall not exceed the prior year's ADP for Eligible Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 2, and

                     B.  the difference between such ADPs is not more than 2.

               If this is not a successor plan, for the first Plan Year the Plan permits any Participant to make Elective Deferral Contributions, for purposes of the foregoing tests, the prior year's Nonhighly Compensated Employees' ADP shall be 3 percent, unless the Employer has elected to use the Plan Year's ADP for these Eligible Participants.

          (2) Current Year Testing Method. The ADP for a Plan Year for Eligible Participants who are Highly Compensated Employees for each Plan Year and the ADP for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year must satisfy one of the following tests:

               (i) The ADP for a Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

               (ii) The ADP for a Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year:

                     A. shall not exceed the ADP for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, and

                     B.  the difference between such ADP's is not more than 2.

          If the Employer has elected to use the current year testing method, that election cannot be changed unless (i) the Plan has been using the current year testing method for the preceding five Plan Years, or if less, the number of Plan Years the Plan has been in existence; or (ii) the Plan otherwise meets one of the conditions specified in Internal Revenue Service Notice 98-1 (or superseding guidance) for changing from the current year testing method.

          A Participant is a Highly Compensated Employee for a particular Plan Year if he meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Nonhighly Compensated Employee for a particular Plan Year if he does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

          The Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferral Contributions for purposes of the ADP Test) allocated to his account under two or more arrangements described in Code Section 401(k) that are maintained by the Employer or a Controlled Group member shall be determined as if such Elective Deferral Contributions (and, if applicable, such Qualified Nonelective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. The foregoing notwithstanding, certain plans shall be treated as separate if mandatorily disaggregated under the regulations of Code Section 401(k).

          In the event this Plan satisfies the requirements of Code Section 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this section shall be applied by determining the Deferral Percentage of Employees as if all such plans were a single plan. Any adjustments to the Nonhighly Compensated Employee ADP for the prior year shall be made in accordance with Internal Revenue Service Notice 98-1 (or superseding guidance), unless the Employer has elected to use the current year testing method. Plans may be aggregated in order to satisfy Code
          Section 401(k) only if they have the same plan year and use the same testing method for the ADP Test.

          For purposes of the ADP Test, Elective Deferral Contributions, Qualified Nonelective Contributions, and Qualified Matching Contributions must be made before the end of the 12-month period immediately following the Plan Year to which the contributions relate.

          The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP Test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

          If the Plan Administrator should determine during the Plan Year that the ADP Test is not being met, the Plan Administrator may limit the amount of future Elective Deferral Contributions of the Highly Compensated Employees.

          Notwithstanding any other provisions of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Contributions were allocated for the preceding Plan Year. Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of employer contributions taken into account in calculating the ADP Test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such employer contributions and continuing in descending order until all of the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10 percent excise tax shall be imposed on the employer maintaining the plan with respect to such amounts.

          Excess Contributions shall be treated as Annual Additions, as defined in the CONTRIBUTION LIMITATION SECTION of this article.

          The Excess Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Contributions allocated to each Participant shall be equal to the income or loss allocable to the Participant's Elective Deferral Contributions (and, if applicable, Qualified Nonelective Contributions or Qualified Matching Contributions, or both) for the Plan Year in which the excess occurred multiplied by a fraction. The numerator of the fraction is the Excess Contributions. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Participant's Account resulting from Elective Deferral Contributions (and Qualified Nonelective Contributions or Qualified Matching Contributions, or both, if such contributions are included in the ADP Test).

          Excess Contributions allocated to a Participant shall be distributed from the Participant's Account resulting from Elective Deferral Contributions. If such Excess Contributions exceed the balance in the Participant's Account resulting from Elective Deferral Contributions, the balance shall be distributed from the Participant's Account resulting from Qualified Matching Contributions (if applicable) and Qualified Nonelective Contributions, respectively.

          Any Matching Contributions which were based on the Elective Deferral Contributions which are distributed as Excess Contributions, plus any income and minus any loss allocable thereto, shall be forfeited.

     (d) ACP Test. As of the end of each Plan Year, the Plan must satisfy the ACP Test. The ACP Test shall be satisfied using the prior year testing method, unless the Employer has elected to use the current year testing method.

          (1) Prior Year Testing Method. The ACP for a Plan Year for Eligible Participants who are Highly Compensated Employees for each Plan Year and the prior year's ACP for Eligible Participants who were Nonhighly Compensated Employees for the prior Plan Year must satisfy one of the following tests:

               (i) The ACP for the Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the prior year's ACP for Eligible Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 1.25; or

               (ii) The ACP for a Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year:

                     A. shall not exceed the prior year's ACP for Eligible Participants who were Nonhighly Compensated Employees for the prior Plan Year multiplied by 2, and

                     B.  the difference between such ACPs is not more than 2.

               If this is not a successor plan, for the first Plan Year the Plan permits any Participant to make Participant Contributions, provides for Matching Contributions, or both, for purposes of the foregoing tests, the prior year's Nonhighly Compensated Employees' ACP shall be 3 percent, unless the Employer has elected to use the Plan Year's ACP for these Eligible Participants.

          (2) Current Year Testing Method. The ACP for a Plan Year for Eligible Participants who are Highly Compensated Employees for each Plan Year and the ACP for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year must satisfy one of the following tests:

               (i) The ACP for a Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 1.25; or

               (ii) The ACP for a Plan Year for Eligible Participants who are Highly Compensated Employees for the Plan Year:

                     A. shall not exceed the ACP for Eligible Participants who are Nonhighly Compensated Employees for the Plan Year multiplied by 2, and

                     B.  the difference between such ACPs is not more than 2.

          If the Employer has elected to use the current year testing method, that election cannot be changed unless (i) the Plan has been using the current year testing method for the preceding five Plan Years, or if less, the number of Plan Years the Plan has been in existence; or (ii) the Plan otherwise meets one of the conditions specified in Internal Revenue Service Notice 98-1 (or superseding guidance) for changing from the current year testing method.

          A Participant is a Highly Compensated Employee for a particular Plan Year if he meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Nonhighly Compensated Employee for a particular Plan Year if he does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

          Multiple Use. If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the ACP Test maintained by the Employer or a Controlled Group member, and the sum of the ADP and ACP of those Highly Compensated Employees subject to either or both tests exceeds the

          Aggregate Limit, then the Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced in the manner described below for allocating Excess Aggregate Contributions so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP Test and ACP Test and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the ADP or ACP of the Highly Compensated Employees does not exceed
          1.25 multiplied by the ADP and ACP, respectively, of the Nonhighly Compensated Employees.

          The Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Contribution Percentage Amounts allocated to his account under two or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Employer or a Controlled Group member shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. The foregoing notwithstanding, certain plans shall be treated as separate if mandatorily disaggregated under the regulations of Code Section 401(m).

          In the event this Plan satisfies the requirements of Code Section 401(m), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code sections only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. Any adjustments to the Nonhighly Compensated Employee ACP for the prior year shall be made in accordance with Internal Revenue Service Notice 98-1 (or superseding guidance), unless the Employer has elected to use the current year testing method. Plans may be aggregated in order to satisfy Code Section 401(m) only if they have the same plan year and use the same testing method for the ACP Test.

          For purposes of the ACP Test, Participant Contributions are considered to have been made in the Plan Year in which contributed to the Plan. Matching Contributions and Qualified Nonelective Contributions will be considered to have been made for a Plan Year if made no later than the end of the 12-month period beginning on the day after the close of the Plan Year.

          The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP Test and the amount of Qualified Nonelective Contributions or Qualified Matching Contributions, or both, used in such test.

          Notwithstanding any other provisions of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if not vested, or distributed, if vested, no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP Test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all of the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10 percent excise tax shall be imposed on the employer maintaining the plan with respect to such amounts.

          Excess Aggregate Contributions shall be treated as Annual Additions, as defined in the CONTRIBUTION LIMITATION SECTION of this article.

          The Excess Aggregate Contributions shall be adjusted for income or loss. The income or loss allocable to such Excess Aggregate Contributions allocated to each Participant shall be equal to the income or loss allocable to the Participant's Contribution Percentage Amounts for the Plan Year in which the excess occurred multiplied by a fraction. The numerator of the fraction is the Excess Aggregate Contributions. The denominator of the fraction is the closing balance without regard to any income or loss occurring during such Plan Year (as of the end of such Plan Year) of the Participant's Account resulting from Contribution Percentage Amounts.

          Excess Aggregate Contributions allocated to a Participant shall be distributed from the Participant's Account resulting from Participant Contributions that are not required as a condition of employment or participation or for obtaining additional benefits from Employer Contributions. If such Excess Aggregate Contributions exceed the balance in the Participant's Account resulting from such Participant's Contributions, the balance shall be forfeited, if not vested, or distributed, if vested, on a pro-rata basis from the Participant's Account resulting from Contribution Percentage Amounts.

     (e) Employer Elections. The Employer has not made an election to use the current year testing method.

SECTION 3.06--PROHIBITED ALLOCATIONS OF QUALIFYING EMPLOYER SECURITIES

     Notwithstanding any contrary provision of the Plan, Qualifying Employer Securities will not be allocated under the following circumstances.

     (a) Sale under Code Section 1042. Qualifying Employer Securities that have been acquired by the Plan in a sale to which Code Section 1042 applies shall not be allocated during the non-allocation period directly or indirectly under the Plan (or any qualified plan of any Employer) to the Accounts of:

          (1)  The individual who makes the election under Code Section 1042.

          (2) Any individual who is related (within the meaning of Code Section 267(b)) to the individual who makes the election under Code
               Section 1042. However, this paragraph shall not apply to lineal descendents of the individual who makes the election under Code
               Section 1042, provided that the aggregate amount allocated to the benefit of such lineal descendents during the non-allocation period does not exceed than five percent (5%) of the Qualifying Employer Securities (or amounts allocated in lieu thereof) held by the Plan which are attributable to a sale to the Plan by any person related to such descendents (within the meaning of Code
               Section 267(c)(4)) in a transaction subject to Code Section 1042.

     The "non-allocation period" is the period for this purpose beginning on the date of the sale of the Qualifying Employer Securities to the Plan and ending on the later of the date which is ten (10) years after the date of sale or the date of the allocation attributable to the final payment of an Exempt Loan incurred in connection with such sale to the Plan.

     Further, notwithstanding any contrary provision of the Plan, Qualifying Employer Securities that have been acquired by the Plan in a sale to which Code
Section 1042 applies shall not be allocated, during or after the non-allocation period, directly or indirectly under the Plan (or any qualified plan of any Employer) to the Account of any individual who owns (after application of the aggregation rules of Code Section 318(a) applied without regard to the employee trust exception in Code Section 318(a)(2)(B)(i)) more than twenty-five percent (25%) of any class of outstanding stock of any Employer, or the total value of any class of outstanding stock of the Employer.

     (b) S-Corporation Shareholders. For Plan Years beginning after December 31, 2004, if the Plan holds Qualifying Employer Securities of an S Corporation, no allocations of such Qualifying Employer Securities shall be made to disqualified persons during any nonallocation year. The terms "disqualified person" and "nonallocation year" shall have the meaning set forth under Code Section 409(p).

                                   ARTICLE IV

                           INVESTMENT OF CONTRIBUTIONS

SECTION 4.01--INVESTMENT AND TIMING OF CONTRIBUTIONS.

     The handling of Contributions is governed by the provisions of the Trust Agreement, the Annuity Contract, and any other funding arrangement in which the Plan Fund is or may be held or invested. To the extent permitted by the Trust Agreement, Annuity Contract, or other funding arrangement, the parties named below shall direct the Contributions to the guaranteed benefit policy portion of the Annuity Contract, any of the investment options available under the Annuity Contract, or any of the investment vehicles available under the Trust Agreement and may request the transfer of amounts resulting from those Contributions between such investment options and investment vehicles or the transfer of amounts between the guaranteed benefit policy portion of the Annuity Contract and such investment options and investment vehicles.

     The Plan, other than the ESOP Matching Contribution Account and the ESOP Non-Matching Contribution Account, is intended to qualify under ERISA Section 404(c). Accordingly, a Participant or Beneficiary (following the death of the Participant) generally shall be allowed to direct the investment of his/her Contributions (other than his/her ESOP Matching and Non-Matching Contributions), and a Participant, Beneficiary or Alternate Payee generally shall be allowed to direct the investment of his/her Account (other than his/her ESOP Matching and Non-Matching Contribution Accounts) among the guaranteed benefit policy portion of the Annuity Contract, any of the investment options available under the Annuity Contract, or any of the investment vehicles available under the Trust Agreement excluding the Qualifying Employer Securities Fund. Any investment direction may be given in such percentage or dollar increments, in such manner and in accordance with such other rules as may be prescribed for this purpose by the Plan Administrator (including by means of a voice response or other electronic system under circumstances so authorized by the Employer). Investment directions will be processed as soon as administratively practicable after proper investment directions are received from the Participant, Beneficiary or Alternate Payee. The Plan provides no guarantee that investment directions will be processed on a daily basis, and provides no guarantee in any respect as to the processing time of an investment direction. Circumstances may arise from time to time where investment direction is not available under the Plan (for example, a "blackout period" may be imposed to facilitate account or fund transitions). The Plan Administrator further reserves the right to delay any investment transaction for any legitimate business reason (including, but not limited to, failure of systems or computer programs, failure of the means of the transmission of data, force majeure, the failure of a record keeper to timely receive values or prices, to correct for its errors or omissions or the errors or omissions of any record keeper or other service provider). With respect to any investment transaction, the processing date of the transaction will be considered the applicable Valuation Date for that transaction and will be binding for all purposes of the Plan. All investment directions will be complete as to the terms of the investment transaction and will remain in effect until a new investment direction is filed by the Participant, Beneficiary or Alternate Payee.

     A Participant, Beneficiary or Alternate Payee may not direct the Trustee or Insurer to invest the Participant's Account in collectibles. Collectibles mean any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage, or other tangible personal property specified by the Secretary of the Treasury. However, for tax years beginning after December 31, 1997, certain coins and bullion as provided in Code Section 408(m)(3) shall not be considered collectibles. To the extent that a Participant who has investment direction fails to give timely direction, the Primary Employer shall direct the investment of his Account. If the Primary Employer has investment direction, such Account shall be invested ratably in the guaranteed benefit policy portion of the Annuity Contract, the investment options available under the Annuity Contract, or the investment vehicles available under the Trust Agreement in the same manner as the Accounts of all other Participants who do not direct their investments. The Primary Employer shall have investment direction for amounts which have not been allocated to Participants. To the extent an investment is no longer available, the Primary Employer may require that amounts currently held in such investment be reinvested in other investments.

     At least annually, the Named Fiduciary shall review all pertinent Employee information and Plan data in order to establish the funding policy of the Plan and to determine appropriate methods of carrying out the Plan's objectives. The Named Fiduciary shall inform the Trustee and any Investment Manager of the Plan's short-term and long-term financial needs so the investment policy can be coordinated with the Plan's financial requirements.

     (a) Employer Contributions other than Elective Deferral Contributions, ESOP Matching Contributions and ESOP Non-Matching Contributions: The Participant shall direct the investment of Elective Deferral Contributions and transfer of amounts resulting from those Contributions.

     (b) Elective Deferral Contributions: The Participant shall direct the investment of Elective Deferral Contributions and transfer of amounts resulting from those Contributions.

     (c) Rollover Contributions: The Participant shall direct the investment of Rollover Contributions and transfer of amounts resulting from those Contributions.

     (d) ESOP Matching Contributions and ESOP Non-Matching Contributions: These amounts shall be invested in Qualifying Employer Securities.

     However, the Named Fiduciary may delegate to the Investment Manager investment discretion for Contributions and amounts which are not subject to Participant direction.

     The Employer shall pay to the Insurer or Trustee, as applicable, the Elective Deferral Contributions for each Plan Year not later than the end of the 12-month period immediately following the Plan Year for which they are deemed to be paid.

     All Contributions are forwarded by the Employer be held under the terms of the Custodial Agreement, as applicable. Contributions that are accumulated through payroll deduction shall be paid to the Trustee or Insurer, as applicable, by the earlier of (i) the date the Contributions can reasonably be segregated from the Employer's assets, or
(ii) the 15th business day of the month following the month in which the Contributions would otherwise have been paid in cash to the Participant.

SECTION 4.02--INVESTMENT IN QUALIFYING EMPLOYER SECURITIES.

     (a) ESOP Designation. The portion of the Plan that consists of the ESOP Matching Contribution Accounts, the ESOP Non-Matching Contribution Accounts and the Unallocated Reserve is an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)) and is designed to invest primarily in Qualifying Employer Securities. All shares of Qualifying Employer Securities held under the Plan will be held in the Trust Fund in the name of the Trustee or the nominee of the Trustee.

     (b) Diversification of Employer Stock Investments into Other Investment Options. Except as provided in this subsection and subsection (c), a Participant may not direct the investment of his or her ESOP Matching Contribution Account or ESOP Non-Matching Contribution Account.

          (1) Diversification Election: Each Participant, Beneficiary and Alternate Payee may make an election at any time during the Plan Year to direct the Trustee in writing as to the investment of 33 and 1/3 percent of the number of shares of Qualifying Employer Securities credited to his/her ESOP Matching and ESOP Non-Matching Accounts as of the last day of the previous Plan Year. If the Participant, Beneficiary or Alternate Payee elects to diversify less than the maximum number of shares of Qualifying Employer Securities eligible to diversified under this paragraph, the Participant, Beneficiary or Alternate Payee may make a second election during the Plan Year to diversify some or all of the remaining number of shares of Qualifying Employer Securities eligible for diversification under this paragraph.

          (2) Procedures: The elections under this section must be made in such manner and in accordance with such rules as may be prescribed for this purpose by the Employer. Any amounts in the ESOP Matching and ESOP Non-Matching Account with respect to which a Participant, Beneficiary or Alternate Payee elects to direct investment pursuant to this Section shall be transferred to a Diversification Account and invested as the Participant, Beneficiary or Alternate Payee directs pursuant to Section 4.01.

     (c) Statutory Diversification. Each Qualified Account Holder shall be eligible to make an additional diversification election with respect to the Qualifying

          Employer Securities

          (1) Diversification Election: Each Qualified Account Holder may make an election within ninety (90) days after the close of each Plan Year during the Qualified Election Period to direct the Trustee in writing as to the investment of 25 percent of the number of shares of Qualifying Employer Securities that have ever been credited to his or her ESOP Matching and ESOP Non-Matching Accounts, reduced by the number of shares of Qualifying Employer Securities that have previously been diversified pursuant to either subsection (b) or this subsection (c).

          (2) Final Election: For the last Plan Year in the Qualified Election Period, 50 percent shall be substituted for 25 percent in paragraph (1) above.

          (3) Procedures: The elections under this section must be made in such manner and in accordance with such rules as may be prescribed for this purpose by the Employer. If the Qualified Account Holder elects to direct the Trustee as to the investment of his ESOP Matching and ESOP Non-Matching Accounts, such direction shall be effective no later than 180 days after the close of the Plan Year to which such direction applies. Any amounts in the ESOP Matching and ESOP Non-Matching Account with respect to which a Qualified Account Holder elects to direct investment pursuant to this Section shall be transferred to a Diversification Account and invested as the Qualified Account Holder directs pursuant to
               Section 4.01.

          (4) Definition of Qualified Account Holder: For purposes of this section, "Qualified Account Holder" means a Participant or former Participant who on the last day of the Plan Year has completed at least ten (10) years of participation in the Plan and has attained age 55, or the Beneficiary or Alternate Payee with respect to such Participant or former Participant.

          (5) Definition of Qualified Election Period: For purposes of this section, "Qualified Election Period means the six Plan Year period beginning with the Plan Year in which the Participant first becomes a Qualified Participant.

          (6) Special Distribution Rule for ESOP Non-Matching Account: To the extent that the diversification election provided under this subsection (c) (without taking into account amounts previously diversified under subsection (b)) allows for the diversification of Qualifying Employer Securities allocated to the ESOP Non-Matching Account of the Qualified Account holder as of April 30, 2003, the Qualified Account Holder may elect to receive a lump sum distribution of those Qualifying Employer Securities in lieu of having those Qualifying Employer Securities transferred to a Diversification Account.

     (d) Dividends. For purposes of determining dividends, shares of Qualifying Employer Securities shall be deemed to be credited to the ESOP Matching or Non-Matching Contribution Account of a Participant, Beneficiary or Alternate Payee as of the record date of a dividend if they are credited to his/her ESOP Matching or Non-Matching Contribution Account as of the close of the day prior to the ex-date of such dividend (or, if the ex-date is after the record date, as of the close of the day prior to the record date).

          (1) Stock Dividend. In the event of any stock dividend or any stock split, such dividend or split shall be credited to the Accounts based on the number of shares of Qualifying Employer Securities credited to each Account as of the payable date of such dividend or split.

          (2) Cash Dividend. As determined by the Employer, cash dividends paid on shares of Qualifying Employer Securities credited to an ESOP Matching or Non-Matching Contribution Account of a Participant, Beneficiary or Alternate Payee as of the record date of such dividend will be either (i) applied to repay an Exempt Loan then outstanding (but only if such Qualifying Employer Security is attributable to such Exempt Loan); (ii) made subject to the election procedure described in paragraph (3) below; or (iii) retained in the Trust and treated as net income of the Trust. The Employer shall not direct that dividends paid on shares of Qualifying Employer Securities held in the ESOP Matching or Non-Matching Contribution Accounts be applied to repay an Exempt Loan, unless the shares of Qualifying Employer Securities released from the Unallocated Reserve will have a value at least sufficient to allow for the full allocation required in step one under the allocation of ESOP Non-Matching Contributions provisions of the ALLOCATIONS SECTION of Article 3 (the Employer may make ESOP Non-Matching Contributions necessary to allow for such full allocation).

          (3) Cash Dividend Election. If the Employer elects, cash dividends paid on shares of Qualifying Employer Securities credited to an ESOP Matching or Non-Matching Account of a Participant, Beneficiary or Alternate Payee as of the record date of such dividend will be:

               (A) Paid to the Participant, Beneficiary or Alternate Payee if so elected under the procedure outlined below; or

               (B) Otherwise, added to the balance of his/her Account as soon as administratively practicable after such dividends are paid into the Trust Fund.

          A Participant, Beneficiary or Alternate Payee may elect to have cash dividends on shares of Qualifying Employer Securities credited to his/her ESOP Matching and ESOP Non-Matching Accounts either paid to him/her in cash or added to the balance of his/her Account and reinvested in Qualifying Employer Securities. Cash dividends that the Participant, Beneficiary or Alternate Payee elects to receive in cash will be paid on or as soon as administratively practicable following the payable date of such dividend. Cash dividends that the Participant, Beneficiary or Alternate Payee elects to have reinvested in Qualifying Employer Securities will be credited to a separate source account that reflects only such cash dividends, and shall be reinvested in additional shares of Qualifying Employer Securities on or as soon as administratively practicable following the payable date of such dividend.

          Shares of Qualifying Employer Securities shall be deemed to be credited to the ESOP Matching or ESOP Non-Matching Account of a Participant, Beneficiary or Alternate Payee as of the record date of a dividend if they are credited to his/her ESOP Matching or ESOP Non-Matching Account as of the close of the day prior to the ex-date of such dividend (or, if the ex-date is after the record date, as of the close of the day prior to the record date).

          An election hereunder must be made in such manner and in accordance with such rules as may be prescribed for this purpose by the Plan Administrator (including by means of a voice response or other electronic system under circumstances so authorized by the Plan Administrator). In the absence of an affirmative election received by the deadline established for this purpose by the Plan Administrator (which shall be no less than thirty (30) days after notice of the dividend election is provided), a Participant, Beneficiary or Alternate Payee will be deemed to have elected to have cash dividends added to his/her Account and reinvested in Qualifying Employer Securities. To the extent so prescribed by the Plan Administrator, an election hereunder will be "evergreen" - that is, it will continue to apply until changed by the Participant, Beneficiary or Alternate Payee. Under the rules prescribed by the Plan Administrator, a Participant, Beneficiary or Alternate Payee shall be allowed to revise his/her election no less than once a year, and if there is a change in the terms of the Plan governing the manner in which dividends are paid or distributed, a Participant, Beneficiary or Alternate Payee shall be allowed a reasonable opportunity to make a new election.

          The Account of a Participant, Beneficiary or Alternate Payee may be charged with the distribution costs (for example, the actual check-writing fee) of any distribution made at his/her election under this Section.

     (e) Authorization for Exempt Loan. The Employer may direct that the Plan engage in an Exempt Loan that satisfies the following requirements:

          (1) Lender. The Exempt Loan may be made by the Employer or any lender acceptable to the Employer, and may be made or guaranteed by a party in interest (as defined in ERISA Section 3(14)) or a disqualified person (as defined in Code Section 4975).

          (2) Use of Loan Proceeds. The Exempt Loan must be used within a reasonable time after receipt to acquire shares of Qualifying Employer Securities for the Unallocated Reserve or to repay a prior Exempt Loan (or for any combination of the foregoing purposes).

          (3) No Recourse Against Trust Fund. The Exempt Loan must be without recourse against the Plan except that:

               (i) The Qualifying Employer Securities acquired with the proceeds of the Exempt Loan may be pledged or otherwise used to secure repayment of the Exempt Loan, and the Qualifying Employer Securities acquired with the proceeds of a prior Exempt Loan which is repaid with the proceeds of the Exempt Loan may be pledged or otherwise used to secure repayment of the Exempt Loan, and

               (ii) Any ESOP Non-Matching Contributions that are made for the purpose of satisfying the obligations under the Exempt Loan (and earnings thereon) may be pledged or otherwise used to secure repayment of the Exempt Loan, and

               (iii) The earnings attributable to shares of Qualifying Employer
                     Securities acquired with the proceeds of an Exempt Loan may be used to repay that Exempt Loan or any renewal or extension thereof, and

               (iv) The earnings attributable to unallocated shares of Qualifying Employer Securities that were acquired with the proceeds of an Exempt Loan may be pledged or otherwise used as security for another Exempt Loan.

          (4) Term of Loan. The Exempt Loan must provide for principal and interest to be paid over a specific term, and not payable upon demand except in the event of default.

          (5) Release of Shares from Unallocated Reserve. The number of shares released each Plan Year shall equal "A" multiplied by "B" where:

               "A" = the number of shares held in the Unallocated Reserve immediately before the release;

               "B" = a fraction, the numerator of which is equal to the principal and interest paid on the Exempt Loan for the Plan Year and the denominator of which is equal to the sum of the numerator and the total principal and interest scheduled to be paid on the Exempt Loan for all future Plan Years (without consideration of possible extensions or renewal periods).

               If the interest rate under the Exempt Loan is variable, the amount of interest to be paid in future Plan Years shall be calculated by using the interest rate in effect on the last day of the current Plan Year.

               If an Exempt Loan is repaid as a result of a refinancing by another Exempt Loan, such repayment shall not be considered a repayment under this subsection and the release of shares thereafter shall be determined by aggregating principal and interest on the loan and any refinancing of the loan.

          (6) Interest Rate. The Exempt Loan must bear interest at a fixed or variable rate that is not in excess of a reasonable rate of interest considering all relevant factors (including, but not limited to, the amount and duration of the loan, the security given, the guarantees involved, the credit standing of the Plan, the Employer, and the guarantors, and the generally prevailing rates of interest).

          (7) Default. The Exempt Loan must provide that, in the event of default, the fair market value of Qualifying Employer Securities and other assets which can be transferred in satisfaction of the loan must not exceed the amount of the loan. If the lender is a party in interest or disqualified person, the loan must provide for a transfer of Plan assets upon default only upon and to the extent of the failure of the Plan to satisfy the payment schedule of the Exempt Loan.

          (8) Restrictions. Unless required under Code Section 409(h), no options, puts, call, rights of first refusal or other restrictions on alienability will attach to any shares of Qualifying Employer Securities acquired with the proceeds of an Exempt Loan and held in the Trust Fund or distributed from the Plan, whether or not this Plan continues to be an employee stock ownership plan with the meaning of Code Section 4975(e)(7).

     (f) Valuation of Qualifying Employer Securities. For purposes of determining the annual valuation of the Plan, and for reporting to Participants and regulatory authorities, the assets of the Plan shall be valued at least annually on the Valuation Date which corresponds to the last day of the Plan Year. The fair market value of Qualifying Employer Securities shall be determined on such Valuation Date. The prices of Qualifying Employer Securities as of the date of the transaction shall apply for purposes of valuing distributions and other transactions of the Plan to the extent such value is representative of the fair market value of such securities in the opinion of the Plan Administrator. The value of a Participant's Account held in the Qualifying Employer Securities Fund may be expressed in units.

          If the Qualifying Employer Securities are not publicly traded, or if an extremely thin market exists for such securities so that reasonable valuation may not be obtained from the market place, then such securities must be valued at least annually by an independent appraiser who is not associated with the Employer, the Plan Administrator, the Trustee, or any person related to any fiduciary under the Plan. The independent appraiser may be associated with a person who is merely a contract administrator with respect to the Plan, but who exercises no discretionary authority and is not a plan fiduciary.

          If there is a public market for Qualifying Employer Securities of the type held by the Plan, then the Plan Administrator may use as the value of the securities the price at which such securities trade in such market. If the Qualifying Employer Securities do not trade on the relevant date, or if the market is very thin on such date, then the Plan Administrator may use for the valuation the next preceding trading day on which the trading prices are representative of the fair market value of such securities in the opinion of the Plan Administrator.

     (g) Purchases or Sales of Qualifying Employer Securities. The Plan Administrator may direct the Trustee to sell, resell, or otherwise dispose of Qualifying Employer Securities to any person, including the Employer, provided that any such sales to any disqualified person or party-in-interest, including the Employer, will be made at not less than the fair market value and no commission will be charged. Any such sale shall be made in conformance with ERISA Section 408(e). If it is necessary to purchase Qualifying Employer Securities for the Trust Fund, such purchase may be on the open market or from the Employer or any member of the Controlled Group. All purchases of Qualifying Employer Securities shall be made at a price, or prices, which, in the judgement of the Plan Administrator, do not exceed the fair market value of such securities. If shares are purchase from or sold to the Employer or a member of the Controlled Group, the purchase or sale will be made at the price determined under paragraph
          (f) above.

          In the event that the Trustee acquires Qualifying Employer Securities by purchase from a "disqualified person" as defined in Code Section 4975(e)(2) or from a "party-in-interest" as defined in ERISA Section 3(14), the terms of such purchase shall contain the provision that in the event there is a final determination by the Internal Revenue Service, the Department of Labor, or court of competent jurisdiction that the fair market value of such securities as of the date of purchase was less than the purchase price paid by the Trustee, then the seller shall pay or transfer, as the case may be, to the Trustee an amount of cash or shares of Qualifying Employer Securities equal in value to the difference between the purchase price and such fair market value for all such shares. In the event that cash or shares of Qualifying Employer Securities are paid or transferred to the Trustee under this provision, such securities shall be valued at their fair market value as of the date of such purchase, and interest at a reasonable rate from the date of purchase to the date of payment or transfer shall be paid by the seller on the amount of cash paid.

     (h) Compliance with Securities Laws. The Employer is responsible for compliance with any applicable Federal or state securities law with respect to all aspects of the Plan except for the Trustee's obligation to report its ownership of Qualifying Employer Securities. If the Qualifying Employer Securities or interest in this Plan are required to be registered in order to permit investment in the Qualifying Employer Securities Fund as provided in this section, then such investment will not be effective until the later of the effective date of the Plan or the date such registration or qualification is effective. The Employer, at its own expense, will take or cause to be taken any and all such actions as may be necessary or appropriate to effect such registration or qualification. Further, if the Trustee is directed to dispose of any Qualifying Employer Securities held under the Plan under circumstances which require registration or qualification of the securities under applicable Federal or state securities laws, then the Employer will, at its own expense, take or cause to be taken any and all such action as may be necessary or appropriate to effect such registration or qualification. The Employer is responsible for all compliance requirements under Section 16 of the Securities Act.

                                    ARTICLE V

BENEFITS

SECTION 5.01--RETIREMENT BENEFITS.

     On a Participant's Retirement Date, his Vested Account shall be distributed to him according to the distribution of benefits provisions of Article VI and the provisions of the SMALL AMOUNTS SECTION of Article X.

SECTION 5.02--DEATH BENEFITS.

     If a Participant dies before his Annuity Starting Date, his Vested Account shall be distributed according to the distribution of benefits provisions of
Article VI and the provisions of the SMALL AMOUNTS SECTION of Article X.

SECTION 5.03--VESTED BENEFITS.

     If an Inactive Participant's Vested Account is not payable under the SMALL AMOUNTS SECTION of Article X, he may elect, but is not required, to receive a distribution of his Vested Account after he ceases to be an Employee. The Participant's election shall be subject to his spouse's consent as provided in the ELECTION PROCEDURES SECTION of Article VI. A distribution under this paragraph shall be a retirement benefit and shall be distributed to the Participant according to the distribution of benefits provisions of Article VI.

     A Participant may not elect to receive a distribution under the provisions of this section after he again becomes an Employee until he subsequently ceases to be an Employee and meets the requirements of this section.

     If an Inactive Participant does not receive an earlier distribution, upon his Retirement Date or death, his Vested Account shall be distributed according to the provisions of the RETIREMENT BENEFITS SECTION or the DEATH BENEFITS SECTION of Article V.

     The Nonvested Account of an Inactive Participant who has ceased to be an Employee shall remain a part of his Account until it becomes a Forfeiture. However, if he again becomes an Employee so that his Vesting Percentage can increase, the Nonvested Account may become a part of his Vested Account.

SECTION 5.04--WHEN BENEFITS START.

     (a) Unless otherwise elected, benefits shall begin before the 60th day following the close of the Plan Year in which the latest date below occurs:

          (1) The date the Participant attains age 65 (or Normal Retirement Age, if earlier).

          (2)  The 10th anniversary of the Participant's Entry Date.

          (3)  The date the Participant ceases to be an Employee.

     Notwithstanding the foregoing, the failure of a Participant and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of the ELECTION PROCEDURES SECTION of Article VI, shall be deemed to be an election to defer the start of benefits sufficient to satisfy this section.

     The Participant may elect to have his benefits begin after the latest date for beginning benefits described above, subject to the following provisions of this section. The Participant shall make the election in writing. Such election must be made before his Normal Retirement Date or the date he ceases to be an Employee, if later. The election must describe the form of distribution and the date benefits will begin. The Participant shall not elect a date for beginning benefits or a form of distribution that would result in a benefit payable when he dies which would be more than incidental within the meaning of governmental regulations.

     Benefits shall begin on an earlier date if otherwise provided in the Plan. For example, the Participant's Retirement Date or Required Beginning Date, as defined in the DEFINITIONS SECTION of Article VII.

     (b) The Participant's Vested Account which results from Elective Deferral Contributions may not be distributed to a Participant or to his Beneficiary (or Beneficiaries) in accordance with the Participant's or Beneficiary's (or Beneficiaries') election, earlier than separation from service, death, or disability. Such amount may also be distributed upon:

          (1)  Termination of the Plan, as permitted in Article VIII.

          (2) The disposition by the Employer, if the Employer is a corporation, to an unrelated corporation of substantially all of the assets, within the meaning of Code Section 409(d)(2), used in a trade or business of the Employer if the Employer continues to maintain the Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

          (3) The disposition by the Employer, if the Employer is a corporation, to an unrelated entity of the Employer's interest in a subsidiary, within the meaning of Code Section 409(d)(3), if the Employer continues to maintain the Plan, but only with respect to Employees who continue employment with such subsidiary.

          (4) The hardship of the Participant as permitted in the WITHDRAWAL BENEFITS SECTION of this article.

          All distributions that may be made pursuant to one or more of the foregoing distributable events will be a retirement benefit and shall be distributed to the Participant according to the distribution of benefit provisions of Article VI. In addition, distributions that are triggered by (1), (2) and (3) above must be made in a lump sum. A lump sum shall include a distribution of an annuity contract.

     (c) The Participant's Vested Account which results from ESOP Matching Contributions and ESOP Non-Matching Contributions are subject to the following special distribution rights:

          (1) After a Participant attains age 62, the Participant, until he or she retires, has a continuing right to elect to receive all of his or her Vested ESOP Non-Matching Contribution Account.

          (2) Unless the Participant elects in writing to have the Trustee apply other distribution provisions of the Plan, or unless other distribution provisions of the Plan require earlier distribution, the Trustee shall distribute the portion of the Participant's ESOP Matching and Non-Matching Contribution Accounts attributable to Qualifying Employer Securities (the "Eligible Portion") no later that time prescribed below:

               (A) If the Participant terminated employment by reason of the attainment of Normal Retirement Age, death or disability, the Plan Administrator shall direct the Trustee to distribute the Eligible Portion not later than one year after the close of the Plan Year in which that event occurs.

               (B) If the Participant terminates employment for any other reason, the Plan Administrator shall direct the Trustee to distribute the Eligible Portion not later than one year after the close of the Plan Year in which the Participant terminated employment. If the Participant resumes employment with an Employer on or before the last day of the fifth Plan Year following the Plan Year of his termination of employment, the distribution of this subparagraph (B) do not apply.

     For purposes of this paragraph (2), Qualifying Employer Securities do not include any Qualifying Employer Securities acquired with the proceeds of an Exempt Loan until the close of the Plan Year in which the borrower repays the Exempt Loan in full.

SECTION 5.05--WITHDRAWAL BENEFITS.

     A Participant may withdraw any part of his Vested Account which results from the following Contributions:

     Elective Deferral Contributions

     Rollover Contributions

in the event of hardship due to an immediate and heavy financial need. Withdrawals from the Participant's Account resulting from Elective Deferral Contributions shall be limited to the amount of the Participant's Elective Deferral Contributions. Immediate and heavy financial need shall be limited to:
(i) expenses incurred or necessary for medical care, described in Code Section 213(d), of the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code Section 152); (ii) purchase (excluding mortgage payments) of a principal residence for the Participant; (iii) payment of tuition, related educational fees, and room and board expenses, for the next 12 months of post-secondary education for the Participant, his spouse, children, or dependents; (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or (v) any other distribution which is deemed by the Commissioner of Internal Revenue to be made on account of immediate and heavy financial need as provided in Treasury regulations.

     No withdrawal shall be allowed which is in excess of the amount required to relieve the financial need or if such need can be satisfied from other resources that are reasonably available to the Participant. The amount of an immediate and heavy financial need may include any amount necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution. The Participant's request for a withdrawal shall include his written statement that the amount requested does not exceed the amount needed to meet the financial need. The Participant's request for a withdrawal shall include his written statement that the need cannot be relieved: (i) through reimbursement or compensation by insurance or otherwise; (ii) by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause immediate and heavy financial need; (iii) by cessation of elective contributions or participant contributions under the Plan; or (iv) by other distributions or nontaxable (at the time of the loan) loans currently available from plans maintained by the Employer or any other employer (including currently available cash dividends on Qualifying Employer Securities), or by borrowing from commercial sources on reasonable commercial terms.

     A request for withdrawal shall be made in such manner and in accordance with such rules as the Employer will prescribe for this purpose (including by means of voice response or other electronic means under circumstances the Employer permits). Withdrawals shall be a retirement benefit and shall be distributed to the Participant according to the distribution of benefits provisions of Article VI. A forfeiture shall not occur solely as a result of a withdrawal.

SECTION 5.06--LOANS TO PARTICIPANTS.

     Loans shall be made available to all Participants on a reasonably equivalent basis. For purposes of this section, and unless otherwise specified, Participant means any Participant or Beneficiary who is a party-in-interest as defined in ERISA. Loans shall not be made to Highly Compensated Employees in an amount greater than the amount made available to other Participants.

     No loans will be made to any shareholder-employee or Owner-employee. For purposes of this requirement, a shareholder-employee means an employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Code Section 318(a)(1)), on any day during the taxable year of such corporation, more than 5 percent of the outstanding stock of the corporation.

     A loan to a Participant shall be a Participant-directed investment of his Account. The loan is a Trust Fund investment but no Account other than the borrowing Participant's Account shall share in the interest paid on the loan or bear any expense or loss incurred because of the loan.

     Loans shall be made from a Participant's Vested Account attributable to his Elective Deferral Contributions and Rollover Contributions only.

     The number of outstanding loans shall be limited to one. No more than one loan shall be approved for any Participant in any 12-month period. The minimum amount of any loan shall be $1,000.

     Loans must be adequately secured and bear a reasonable rate of interest.

     The amount of the loan shall not exceed the maximum amount that may be treated as a loan under Code Section 72(p) (rather than a distribution) to the Participant and shall be equal to the lesser of (a) or (b) below:

     (a) $50,000, reduced by the highest outstanding loan balance of loans during the one-year period ending on the day before the new loan is made.

     (b)  The greater of (1) or (2), reduced by (3) below:

          (1)  One-half of the Participant's Vested Account.

          (2)  $10,000.

          (3)  Any outstanding loan balance on the date the new loan is made.

For purposes of this maximum, a Participant's Vested Account does not include any accumulated deductible employee contributions, as defined in Code Section 72(o)(5)(B), and all qualified employer plans, as defined in Code Section 72(p)(4), of the Employer and any Controlled Group member shall be treated as one plan.

     The foregoing notwithstanding, the amount of such loan shall not exceed 50 percent of the amount of the Participant's Vested Account. For purposes of this maximum, a Participant's Vested Account does not include any accumulated deductible employee contributions, as defined in Code Section 72(o)(5)(B). No collateral other than a portion of the Participant's Vested Account (as limited above) shall be accepted. The Loan Administrator shall determine if the collateral is adequate for the amount of the loan requested.

     A Participant must obtain the consent of his spouse, if any, to the use of the Vested Account as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the 90-day period that ends on the date on which the loan to be so secured is made. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a plan representative or a notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Vested Account is used for collateral upon renegotiation, extension, renewal, or other revision of the loan. No consent shall be required if subparagraph (d) of the ELECTION PROCEDURES SECTION of Article VI applies.

     If a valid spousal consent has been obtained in accordance with the above, or spousal consent is not required, then, notwithstanding any other provision of this Plan, the portion of the Participant's Vested Account used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the Vested Account payable at the time of the death or distribution, but only if the reduction is used as repayment of the loan. If spousal consent is required and less than 100 percent of the Participant's Vested Account (determined without regard to the preceding sentence) is payable to the surviving spouse, then the Vested Account shall be adjusted by first reducing the Vested Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

     Each loan shall bear a reasonable fixed rate of interest to be determined by the Loan Administrator. In determining the interest rate, the Loan Administrator shall take into consideration fixed interest rates currently being charged by commercial lenders for loans of comparable risk on similar terms and for similar durations, so that the interest will provide for a return commensurate with rates currently charged by commercial lenders for loans made under similar circumstances. The Loan Administrator shall not discriminate among Participants in the matter of interest rates; but loans granted at different times may bear different interest rates in accordance with the current appropriate standards.

     The loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan. The period of repayment for any loan shall be arrived at by mutual agreement between the Loan Administrator and the Participant.

     The Participant shall make an application for a loan in such manner and in accordance with such rules as the Employer shall prescribe for this purpose (including by means of voice response or other electronic means under circumstances the Employer permits). The application must specify the amount and duration requested.

     Information contained in the application for the loan concerning the income, liabilities, and assets of the Participant will be evaluated to determine whether there is a reasonable expectation that the Participant will be able to satisfy payments on the loan as due. Additionally, the Loan Administrator will pursue any appropriate further investigations concerning the creditworthiness and credit history of the Participant to determine whether a loan should be approved.

     Each loan shall be fully documented in the form of a promissory note signed by the Participant for the face amount of the loan, together with interest determined as specified above.

     There will be an assignment of collateral to the Plan executed at the time the loan is made.

     In those cases where repayment through payroll deduction is available, installments are so payable, and a payroll deduction agreement shall be executed by the Participant at the time the loan is made. Loan repayments that are accumulated through payroll deduction shall be paid to the Trustee by the earlier of (i) the date the loan repayments can reasonably be segregated from the Employer's assets, or (ii) the 15th business day of the month following the month in which such amounts would otherwise have been paid in cash to the Participant.

     Where payroll deduction is not available, payments in cash are to be timely made. Any payment that is not by payroll deduction shall be made payable to the Employer or the Trustee, as specified in the promissory note, and delivered to the Loan Administrator, including prepayments, service fees and penalties, if any, and other amounts due under the note. The Loan Administrator shall deposit such amounts into the Plan as soon as administratively practicable after they are received, but in no event later than the 15th business day of the month after they are received.

     The promissory note may provide for reasonable late payment penalties and service fees. Any penalties or service fees shall be applied to all Participants in a nondiscriminatory manner. If the promissory note so provides, such amounts may be assessed and collected from the Account of the Participant as part of the loan balance.

     Each loan may be paid prior to maturity, in part or in full, without penalty or service fee, except as may be set out in the promissory note.

     The Plan shall suspend loan payments for a period not exceeding one year during which an approved unpaid leave of absence occurs other than a military leave of absence. The Loan Administrator shall provide the Participant a written explanation of the effect of the suspension of payments upon his loan.

     If a Participant separates from service (or takes a leave of absence) from the Employer because of service in the military and does not receive a distribution of his Vested Account, the Plan shall suspend loan payments until the Participant's completion of military service or until the Participant's fifth anniversary of commencement of military service, if earlier, as permitted under Code Section 414(u). The Loan Administrator shall provide the Participant a written explanation of the effect of his military service upon his loan.

     If any payment of principal and interest, or any portion thereof, remains unpaid for more than 90 days after due, the loan shall be in default. For purposes of Code Section 72(p), the Participant shall then be treated as having received a deemed distribution regardless of whether or not a distributable event has occurred.

     Upon default, the Plan has the right to pursue any remedy available by law to satisfy the amount due, along with accrued interest, including the right to enforce its claim against the security pledged and execute upon the collateral as allowed by law. The entire principal balance whether or not otherwise then due, along with accrued interest, shall become immediately due and payable without demand or notice, and subject to collection or satisfaction by any lawful means, including specifically, but not limited to, the right to enforce the claim against the security pledged and to execute upon the collateral as allowed by law.

     In the event of default, foreclosure on the note and attachment of security or use of amounts pledged to satisfy the amount then due shall not occur until a distributable event occurs in accordance with the Plan, and shall not occur to an extent greater than the amount then available upon any distributable event which has occurred under the Plan.

     All reasonable costs and expenses, including but not limited to attorney's fees, incurred by the Plan in connection with any default or in any proceeding to enforce any provision of a promissory note or instrument by which a promissory note for a Participant loan is secured, shall be assessed and collected from the Account of the Participant as part of the loan balance.

     If payroll deduction is being utilized, in the event that a Participant's available payroll deduction amounts in any given month are insufficient to satisfy the total amount due, there will be an increase in the amount taken subsequently, sufficient to make up the amount that is then due. If any amount remains past due more than 90 days, the entire principal amount, whether or not otherwise then due, along with interest then accrued, shall become due and payable, as above.

     If no distributable event has occurred under the Plan at the time that the Participant's Vested Account would otherwise be used under this provision to pay any amount due under the outstanding loan, this will not occur until the time, or in excess of the extent to which, a distributable event occurs under the Plan. An outstanding loan will become due and payable in full 60 days after a Participant ceases to be an Employee and a party-in-interest as defined in ERISA or after complete termination of the Plan.

SECTION 5.07--DISTRIBUTIONS UNDER QUALIFIED DOMESTIC RELATIONS ORDERS.

     The Plan specifically permits distributions to an Alternate Payee under a qualified domestic relations order as defined in Code Section 414(p), at any time, irrespective of whether the Participant has attained his earliest retirement age, as defined in Code Section 414(p), under the Plan. A distribution to an Alternate Payee before the Participant has attained his earliest retirement age is available only if the order specifies that distribution shall be made prior to the earliest retirement age or allows the Alternate Payee to elect a distribution prior to the earliest retirement age.

     Nothing in this section shall permit a Participant to receive a distribution at a time otherwise not permitted under the Plan nor shall it permit the Alternate Payee to receive a form of payment not permitted under the Plan.

     The benefit payable to an Alternate Payee shall be subject to the provisions of the SMALL AMOUNTS SECTION of Article X if the value of the benefit does not exceed $5,000 ($3,500 for Plan Years beginning before August 6, 1997).

     The Plan Administrator shall establish reasonable procedures to determine the qualified status of a domestic relations order. Upon receiving a domestic relations order, the Plan Administrator shall promptly notify the Participant and the Alternate Payee named in the order, in writing, of the receipt of the order and the Plan's procedures for determining the qualified status of the order. Within a reasonable period of time after receiving the domestic relations order, the Plan Administrator shall determine the qualified status of the order and shall notify the Participant and each Alternate Payee, in writing, of its determination. The Plan Administrator shall provide notice under this paragraph by mailing to the individual's address specified in the domestic relations order, or in a manner consistent with Department of Labor regulations. The Plan Administrator may treat as qualified any domestic relations order entered into before January 1, 1985, irrespective of whether it satisfies all the requirements described in Code Section 414(p).

     If any portion of the Participant's Vested Account is payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order, a separate accounting shall be made of the amount payable. If the Plan Administrator determines the order is a qualified domestic relations order within 18 months of the date amounts are first payable following receipt of the order, the payable amounts shall be distributed in accordance with the order. If the Plan Administrator does not make its determination of the qualified status of the order within the 18-month determination period, the payable amounts shall be distributed in the manner the Plan would distribute if the order did not exist and the order shall apply prospectively if the Plan Administrator later determines the order is a qualified domestic relations order.

     If a domestic relations order divides an Account that is invested in the Qualifying Employer Securities Fund, and a cash dividend on Qualifying Employer Securities becomes payable during the period the Plan Administrator is making its determination of the qualified status of the domestic relations order then the following will apply:

     (a) If the division date specified in the order is prior to the ex-date of such dividend, then so much of the dividend that is attributable to the Alternate Payee's share of the investment in the Qualifying Employer Security Fund shall be deemed to be earnings on the Alternate Payee share. If the Participant has elected to receive the dividend in cash, the Alternate Payee's portion of the dividend shall be drawn from the remaining portion of the Account after payment of the dividend to the Participant.

     (b) If the division date specified in the order is on or after the ex-date of such dividend, then no portion of the dividend shall be attributed to the Alternate Payee.

     The Plan shall make payments or distributions required under this section by separate benefit checks or other separate distribution to the Alternate Payee(s).

                                   ARTICLE VI

                            DISTRIBUTION OF BENEFITS

SECTION 6.01--AUTOMATIC FORMS OF DISTRIBUTION.

     Unless an optional form of benefit is selected pursuant to a qualified election within the election period (see the ELECTION PROCEDURES SECTION of this article), the automatic form of benefit payable to or on behalf of a Participant is determined as follows:

     (a) Retirement Benefits. The automatic form of retirement benefit for a Participant who does not die before his Annuity Starting Date shall be:

          (1) The Qualified Joint and Survivor Annuity for a Participant who has a spouse.

          (2)  The Normal Form for a Participant who does not have a spouse.

     (b) Death Benefits. The automatic form of death benefit for a Participant who dies before his Annuity Starting Date shall be:

          (1) A Qualified Preretirement Survivor Annuity for a Participant who has a spouse to whom he has been continuously married throughout the one-year period ending on the date of his death. The spouse may elect to start receiving the death benefit on any first day of the month on or after the Participant dies and by the date the Participant would have been age 70 1/2. If the spouse dies before benefits start, the Participant's Vested Account, determined as of the date of the spouse's death, shall be paid to the spouse's Beneficiary.

          (2) A single-sum payment to the Participant's Beneficiary for a Participant who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity.

               Before a death benefit will be paid on account of the death of a Participant who does not have a spouse who is entitled to a Qualified Preretirement Survivor Annuity, it must be established to the satisfaction of a plan representative that the Participant does not have such a spouse.

SECTION 6.02--OPTIONAL FORMS OF DISTRIBUTION.

     (a) Retirement Benefits. The optional forms of retirement benefit shall be the following: (i) a straight life annuity; (ii) single life annuities with certain periods of 5, 10 or 15 years; (iii) a single life annuity with installment refund; (iv) survivorship life annuities with installment refund and survivorship percentages of 50%, 66 2/3% or 100%; (v) fixed period annuities for any period of whole months which is not less than 60 and does not exceed the Life Expectancy, as defined in Article VII, of the Participant where the Life Expectancy is not recalculated; and (vi) a full flexibility option. A single sum payment is also available.

          The full flexibility option is an optional form of benefit under which the Participant receives a distribution each calendar year, beginning with the calendar year in which his Annuity Starting Date occurs. The Participant may elect the amount to be distributed each year (not less than $1,000). The amount payable in his first Distribution Calendar Year, as defined in Article VII, must satisfy the minimum distribution requirements of Article VII for such year. Distributions for later Distribution Calendar Years, as defined in Article VII, must satisfy the minimum distribution requirements of Article VII for such years. If the Participant's Annuity Starting Date does not occur until his second Distribution Calendar Year, as defined in Article VII, the amount payable for such year must satisfy the minimum distribution requirements of Article VII for both the first and second Distribution Calendar Years, as defined in Article VII.

          If the Plan is amended to eliminate or restrict an optional form of distribution and the Plan provides a single sum distribution form that is otherwise identical to the optional form of distribution eliminated or restricted, the amendment shall not apply to any distribution with an Annuity Starting Date earlier than the first day of the second Plan Year following the Plan Year in which the amendment is adopted.

          Election of an optional form is subject to the qualified election provisions of the ELECTION PROCEDURES SECTION of this article and the distribution requirements of Article VII.

          Any annuity contract distributed shall be nontransferable. The terms of any annuity contract purchased and distributed by the Plan to a Participant or spouse shall comply with the requirements of this Plan.

     (b) Death Benefits. The optional forms of death benefit are a single-sum payment and any annuity that is an optional form of retirement benefit. However, the full flexibility option shall not be available if the Beneficiary is not the spouse of the deceased Participant.

          Election of an optional form is subject to the qualified election provisions of the ELECTION PROCEDURES SECTION of this article and the distribution requirements of Article VII.

SECTION 6.03--ELECTION PROCEDURES.

     The Participant, Beneficiary, or spouse shall make any election under this section in
writing. The Plan Administrator may require such individual to complete and sign any necessary documents as to the provisions to be made. Any election permitted under (a) and (b) below shall be subject to the qualified election provisions of
(c) below.

     (a) Retirement Benefits. A Participant may elect his Beneficiary or Contingent Annuitant and may elect to have retirement benefits distributed under any of the optional forms of retirement benefit available in the OPTIONAL FORMS OF DISTRIBUTION SECTION of this article.

     (b) Death Benefits. A Participant may elect his Beneficiary and may elect to have death benefits distributed under any of the optional forms of death benefit available in the OPTIONAL FORMS OF DISTRIBUTION SECTION of this article.

          If the Participant has not elected an optional form of distribution for the death benefit payable to his Beneficiary, the Beneficiary may, for his own benefit, elect the form of distribution, in like manner as a Participant.

          The Participant may waive the Qualified Preretirement Survivor Annuity by naming someone other than his spouse as Beneficiary.

          In lieu of the Qualified Preretirement Survivor Annuity described in the AUTOMATIC FORMS OF DISTRIBUTION SECTION of this article, the spouse may, for his own benefit, waive the Qualified Preretirement Survivor Annuity by electing to have the benefit distributed under any of the optional forms of death benefit available in the OPTIONAL FORMS OF DISTRIBUTION SECTION of this article.

     (c) Qualified Election. The Participant, Beneficiary or spouse may make an election at any time during the election period. The Participant, Beneficiary, or spouse may revoke the election made (or make a new election) at any time and any number of times during the election period. An election is effective only if it meets the consent requirements below.

          (1) Election Period for Retirement Benefits. The election period as to retirement benefits is the 90-day period ending on the Annuity Starting Date. An election to waive the Qualified Joint and Survivor Annuity may not be made before the date the Participant is provided with the notice of the ability to waive the Qualified Joint and Survivor Annuity. If the Participant elects a full flexibility option, he may revoke his election at any time before his first Distribution Calendar Year, as defined in Article VII. When he elects to have benefits begin again, he shall have a new Annuity Starting Date. His election period for this election is the 90-day period ending on the Annuity Starting Date for the optional form of retirement benefit elected.

          (2) Election Period for Death Benefits. A Participant may make an election as to death benefits at any time before he dies. The spouse's election period begins on the date the Participant dies and ends on the date benefits begin. The Beneficiary's election period begins on the date the Participant dies and ends on the date benefits begin.

               An election to waive the Qualified Preretirement Survivor Annuity may not be made by the Participant before the date he is provided with the notice of the ability to waive the Qualified Preretirement Survivor Annuity. A Participant's election to waive the Qualified Preretirement Survivor Annuity which is made before the first day of the Plan Year in which he reaches age 35 shall become invalid on such date. An election made by a Participant after he ceases to be an Employee will not become invalid on the first day of the Plan Year in which he reaches age 35 with respect to death benefits from that part of his Account resulting from Contributions made before he ceased to be an Employee.

          (3) Consent to Election. If the Participant's Vested Account exceeds $5,000 ($3,500 for Plan Years beginning before August 6, 1997), any benefit which is (i) immediately distributable or (ii) payable in a form other than a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity, requires the consent of the Participant and the Participant's spouse (or where either the Participant or the spouse has died, the survivor). Such consent shall also be required if the Participant's Vested Account at the time of any prior distribution exceeded $5,000 ($3,500 for Plan Years beginning before August 6, 1997). The rule in the preceding sentence shall not apply effective October 17, 2000. However, consent will still be required if the Participant had previously had an Annuity Starting Date with respect to any portion of such Vested Account.

               The consent of the Participant or spouse to a benefit which is immediately distributable must not be made before the date the Participant or spouse is provided with the notice of the ability to defer the distribution. Such consent shall be made in writing.

               The consent shall not be made more than 90 days before the Annuity Starting Date. Spousal consent is not required for a benefit which is immediately distributable in a Qualified Joint and Survivor Annuity. Furthermore, if spousal consent is not required because the Participant is electing an optional form of retirement benefit that is not a life annuity pursuant to (d) below, only the Participant need consent to the distribution of a benefit payable in a form that is not a life annuity and which is immediately distributable. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is required to satisfy Code Section 401(a)(9) or Code Section 415.

               In addition, upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider), and if the Employer (or any entity within the same Controlled Group) does not maintain another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), the Participant's Account balance will, without the Participant's consent, be distributed to the Participant. However, if any entity within the same Controlled Group maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)) then the Participant's Account will be transferred, without the Participant's consent, to the other plan if the Participant does not consent to an immediate distribution.

               A benefit is immediately distributable if any part of the benefit could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the older of Normal Retirement Age or age 62.

               If the Qualified Joint and Survivor Annuity is waived, the spouse has the right to limit consent only to a specific Beneficiary or a specific form of benefit. The spouse can relinquish one or both such rights. Such consent shall be made in writing. The consent shall not be made more than 90 days before the Annuity Starting Date. If the Qualified Preretirement Survivor Annuity is waived, the spouse has the right to limit consent only to a specific Beneficiary. Such consent shall be in writing. The spouse's consent shall be witnessed by a plan representative or notary public. The spouse's consent must acknowledge the effect of the election, including that the spouse had the right to limit consent only to a specific Beneficiary or a specific form of benefit, if applicable, and that the relinquishment of one or both such rights was voluntary. Unless the consent of the spouse expressly permits designations by the Participant without a requirement of further consent by the spouse, the spouse's consent must be limited to the form of benefit, if applicable, and the Beneficiary (including any Contingent Annuitant), class of Beneficiaries, or contingent Beneficiary named in the election.

               Spousal consent is not required, however, if the Participant establishes to the satisfaction of the plan representative that the consent of the spouse cannot be obtained because there is no spouse or the spouse cannot be located. A spouse's consent under this paragraph shall not be valid with respect to any other spouse. A Participant may revoke a prior election without the consent of the spouse. Any new election will require a new spousal consent, unless the consent of the spouse expressly permits such election by the Participant without further consent by the spouse. A spouse's consent may be revoked at any time within the Participant's election period.

     (d) Special Rule for Profit Sharing Plans. This subparagraph (d) applies if the Plan is not a direct or indirect transferee after December 31, 1984, of a defined benefit plan, money purchase plan, target benefit plan, stock bonus plan, or profit sharing plan which is subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417. If the above condition is met, spousal consent is not required for electing an optional form of retirement benefit that is not a life annuity. If such condition is not met, such consent requirements shall be operative.

     (e) Dividend Distributions. Cash dividends that are available to a Participant, Beneficiary or Alternate Payee shall not be subject to the distribution form and notice requirements of this Article. If a Participant, Beneficiary or Alternate Payee elects to receive such dividends, such dividends shall be payable in a lump-sum (and only a lump-sum) in cash, and are payable without regard to any notice and consent otherwise required under the Plan.

SECTION 6.04--NOTICE REQUIREMENTS.

     (a) Optional Forms of Retirement Benefit and Right to Defer. The Plan Administrator shall furnish to the Participant and the Participant's spouse a written explanation of the optional forms of retirement benefit in the OPTIONAL FORMS OF DISTRIBUTION SECTION of this article, including the material features and relative values of these options, in a manner that would satisfy the notice requirements of Code Section 417(a)(3) and the right of the Participant and the Participant's spouse to defer distribution until the benefit is no longer immediately distributable.

          The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant and the Participant's spouse no less than 30 days, and no more than 90 days, before the Annuity Starting Date.

          The Participant (and spouse, if applicable) may waive the 30-day election period if the distribution of the elected form of retirement benefit begins more than 7 days after the Plan Administrator provides the Participant (and spouse, if applicable) the written explanation provided that: (i) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider the decision of whether or not to elect a distribution and a particular distribution option, (ii) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation is provided to the Participant, and (iii) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant.

     (b) Qualified Joint and Survivor Annuity. The Plan Administrator shall furnish to the Participant a written explanation of the following: the terms and conditions of the Qualified Joint and Survivor Annuity; the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity; the rights of the Participant's spouse; and the right to revoke an election and the effect of such a revocation.

          The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant no less than 30 days, and no more than 90 days, before the Annuity Starting Date.

          The Participant (and spouse, if applicable) may waive the 30-day election period if the distribution of the elected form of retirement benefit begins more than 7 days after the Plan Administrator provides the Participant (and spouse, if applicable) the written explanation provided that: (i) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent, if applicable) a form of distribution other than a Qualified Joint and Survivor Annuity, (ii) the Participant is permitted to revoke any affirmative distribution election at least until the Annuity Starting Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant, and (iii) the Annuity Starting Date is a date after the date that the written explanation was provided to the Participant.

          After the written explanation is given, a Participant or spouse may make a written request for additional information. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Participant or spouse within 30 days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Participant or spouse.

          The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Joint and Survivor Annuity and the financial effect upon the Participant's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Joint and Survivor Annuity.

     (c) Qualified Preretirement Survivor Annuity. The Plan Administrator shall furnish to the Participant a written explanation of the following: the terms and conditions of the Qualified Preretirement Survivor Annuity; the Participant's right to make, and the effect of, an election to waive the Qualified Preretirement Survivor Annuity; the rights of the Participant's spouse; and the right to revoke an election and the effect of such a revocation.

          The Plan Administrator shall furnish the written explanation by a method reasonably calculated to reach the attention of the Participant within the applicable period. The applicable period for a Participant is whichever of the following periods ends last:

          (1) the period beginning one year before the date the individual becomes a Participant and ending one year after such date; or

          (2) the period beginning one year before the date the Participant's spouse is first entitled to a Qualified Preretirement Survivor Annuity and ending one year after such date.

          If such notice is given before the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35, an additional notice shall be given within such period. If a Participant ceases to be an Employee before attaining age 35, an additional notice shall be given within the period beginning one year before the date he ceases to be an Employee and ending one year after such date.

          After the written explanation is given, a Participant or spouse may make a written request for additional information. The written explanation must be personally delivered or mailed (first class mail, postage prepaid) to the Participant or spouse within 30 days from the date of the written request. The Plan Administrator does not need to comply with more than one such request by a Participant or spouse.

          The Plan Administrator's explanation shall be written in nontechnical language and will explain the terms and conditions of the Qualified Preretirement Survivor Annuity and the financial effect upon the spouse's benefit (in terms of dollars per benefit payment) of electing not to have benefits distributed in accordance with the Qualified Preretirement Survivor Annuity.

SECTION 6.05--FORM OF DISTRIBUTION FROM ESOP MATCHING AND NON-MATCHING CONTRIBUTION ACCOUNTS.

     Notwithstanding any provision of this Article VI to the contrary, distributions from a Participant's ESOP Matching and Non-Matching Contribution Accounts shall be governed by this Section 6.05 and Section 6.06.

     (a) Distribution in Cash. The part of a Participant's Vested ESOP Matching, Non-Matching and Diversification Accounts will be distributed in cash unless the Participant affirmatively elects under paragraph (b) below to receive the distribution in the form of Qualifying Employer Securities with cash in lieu of fractional shares. The cash value of Qualifying Employer Securities shall be equal to the fair market value of such stock determined as of the last Valuation Date prior to the date of distribution.

     (b) Distribution in Qualifying Employer Securities. Unless subsection (c) applies, a Participant may elect to have the Participant's Vested ESOP Matching and Non-Matching Contribution Accounts distributed in the form of Qualifying Employer

          Securities with cash in lieu of fractional shares. Any cash or other property in the Participant's Vested ESOP Matching or Non-Matching Contribution Account ("non-stock assets") shall be used to acquire Qualifying Employer Securities for distribution but only if such Participant further elects and only if such Qualifying Employer Securities are available for purchase on the open market.

     (c) Distribution in Qualifying Employer Securities Prohibited. If the Employer's corporate charter or by-law provisions restrict ownership of substantially all outstanding Qualifying Employer Securities to Employees or to a plan or trust described in Code Section 401(a), then any distribution of a Participant's ESOP Matching and ESOP Non-Matching Accounts shall only be in cash.

SECTION 6.06--PUT OPTION.

     If shares of Qualifying Employer Securities are distributed from the Fund, and if such shares are not publicly traded when distributed or are subject to a trading limitation when distributed, then such shares shall be subject to an initial and second put option as follows:

     (a) The put option shall be exercisable by the distributee (whether the Participant or a Beneficiary), any person to whom shares of Qualifying Employer Securities have passed by gift from the distributee, or any person (including an estate or the distributee from an estate) to whom the shares of Qualifying Employer Securities passed upon the death of the distributee (hereinafter referred to as the "holder").

     (b) The initial put option must be exercised during the 60-day period which begins on the date the shares of Qualifying Employer Securities are distributed from the Fund. If not exercised during that period, the initial put option shall lapse.

     (c) As soon as is reasonably practicable following the last day of the Plan Year in which the initial 60-day period expires, the Employer shall notify all of the non-electing holders of the valuation of such Qualifying Employer Securities as of the most recent Valuation Date. During the 60-day period following the receipt of such valuation notice, any such non-electing holder shall have a second put option.

     (d) The period during which the put option is exercisable shall not include any time when a holder is unable to exercise the put option because the Employer is prohibited from honoring the put option by federal or state law. If the shares of Qualifying Employer Securities are publicly traded without restriction when distributed but cease to be traded within either of the 60-day periods described herein after distribution, the Employer must notify each holder in writing on or before the tenth day after the date the shares cease to be so traded that for the remainder of the applicable 60-day period the shares are subject to a put option. The number of days between such tenth day and the date on which notice is actually given, if later than the tenth day, must be added to the duration of the put option. The notice must inform the holders of the terms of the put option.

     (e) The put option may be exercised by written notice of exercise to the Employer or its designee made on such form and in accordance with such rules as may be prescribed for this purpose by the Plan Administrator.

     (f) Upon receipt of such notice, the Employer shall tender to the holder the fair market value of the Qualifying Employer Securities (as determined under Sections 4.02(e) and (f)) for such shares.

          (i) If the Qualifying Employer Securities were distributed in a total distribution then the Employer may pay either in a lump sum or substantially equal installments (bearing a reasonable rate of interest and providing adequate security to the holder) over a period beginning within 30 days following the date the put option is exercised and ending not more than five years after the date the put option is exercised.

          (ii) If the Qualifying Employer Securities were not distributed in a total distribution then the Employer must pay the holder in a single lump sum payment.

          (iii) If payment is made in installments, the Employer shall, within 30 days of the date the holder exercises the put option, give the holder a promissory note for the full unpaid balance of the options price. Such note shall, at a minimum, provide adequate security, state a rate of interest reasonable under the circumstances (but at least equal to the imputed compound rate in effect as of the exercise date pursuant to the regulations promulgated under Code Sections 483 or 1274, whichever shall be applicable) and provide that the full amount of such note shall accelerate and become due immediately in the even that the Employer defaults in the payment of a scheduled payment.

     (g) The Plan Fund is not bound to purchase shares of Qualifying Employer Securities pursuant to the put option, but the Employer may direct the Trustee to cause the Plan Fund to assume the Employer's rights and obligations to acquire shares of Qualifying Employer Securities under the put option.

     (h) A "trading limitation" for this purpose means a restriction under any federal or state securities law or under any agreement affecting the shares that would make the shares not as freely tradable as shares not subject to such restriction.

     (i) A "total distribution" for this purpose means a distribution to a Participant or Beneficiary within one taxable year of such recipient to the entire balance to the credit of the Participant.

                                   ARTICLE VII

                            DISTRIBUTION REQUIREMENTS

SECTION 7.01--APPLICATION.

     The optional forms of distribution are only those provided in Article VI. An optional form of distribution shall not be permitted unless it meets the requirements of this article. The timing of any distribution must meet the requirements of this article.

SECTION 7.02--DEFINITIONS.

     For purposes of this article, the following terms are defined:

     Applicable Life Expectancy means Life Expectancy (or Joint and Last Survivor Expectancy) calculated using the attained age of the Participant (or Designated Beneficiary) as of the Participant's (or Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date Life Expectancy was first calculated. If Life Expectancy is being recalculated, the Applicable Life Expectancy shall be the Life Expectancy so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if Life Expectancy is being recalculated, such succeeding calendar year.

     Designated Beneficiary means the individual who is designated as the beneficiary under the Plan in accordance with Code Section 401(a)(9) and the regulations thereunder.

     Distribution Calendar Year means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to (e) of the DISTRIBUTION REQUIREMENTS SECTION of this article.

     5-percent Owner means a 5-percent owner as defined in Code Section 416. A Participant is treated as a 5-percent Owner for purposes of this article if such Participant is a 5-percent Owner at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2.

     In addition, a Participant is treated as a 5-percent Owner for purposes of this article if such Participant becomes a 5-percent Owner in a later Plan Year. Such Participant's Required Beginning Date shall not be later than the April 1 of the calendar year following the calendar year in which such later Plan Year ends.

     Once distributions have begun to a 5-percent Owner under this article, they must continue to be distributed, even if the Participant ceases to be a 5-percent Owner in a subsequent year.

     Joint and Last Survivor Expectancy means joint and last survivor expectancy computed using the expected return multiples in Table VI of section 1.72-9 of the Income Tax Regulations.

     Unless otherwise elected by the Participant by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

     Life Expectancy means life expectancy computed using the expected return multiples in Table V of section 1.72-9 of the Income Tax Regulations.

     Unless otherwise elected by the Participant (or spouse, in the case of distributions described in (e)(2)(ii) of the DISTRIBUTION REQUIREMENTS SECTION of this article) by the time distributions are required to begin, life expectancy shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.

     Participant's Benefit means:

     (a) The Account balance as of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the Account balance as of the dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

     (b) Exception for Second Distribution Calendar Year. For purposes of (a) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

     Required Beginning Date means, for a Participant who is a 5-percent Owner, the April 1 of the calendar year following the calendar year in which he attains age 70 1/2.

     Required Beginning Date means, for any Participant who is not a 5-percent Owner, the April 1 of the calendar year following the later of the calendar year in which he attains age 70 1/2 or the calendar year in which he retires.

     The pre-retirement age 70 1/2 distribution option is only eliminated with respect to Participants who reach age 70 1/2 in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of the amendment which eliminated such option. The pre-retirement age 70 1/2 distribution is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications that may be elected after benefits begin) begin at a time during the period that begins on or after January 1 of the calendar year in which the

Participant attains age 70 1/2 and ends April 1 of the immediately following calendar year.

     The options available for Participants who are not 5-percent Owners and attained age 70 1/2 in calendar years before the calendar year that begins after the later of December 31, 1998, or the adoption date of the amendment which eliminated the preretirement age 70 1/2 distribution shall be the following. Any such Participant attaining age 70 1/2 in years after 1995 may elect by April 1 of the calendar year following the calendar year in which he attained age 70 1/2 (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which he retires. Any such Participant attaining age 70 1/2 in years prior to 1997 may elect to stop distributions which are not purchased annuities and recommence by the April 1 of the calendar year following the year in which he retires. There shall be a new Annuity Starting Date upon recommencement.

SECTION 7.03--DISTRIBUTION REQUIREMENTS.

     (a)  General Rules.


          (1) Subject to the AUTOMATIC FORMS OF DISTRIBUTION SECTION of Article VI, joint and survivor annuity requirements, the requirements of this article shall apply to any distribution of a Participant's interest and shall take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this article apply to calendar years beginning after December 31, 1984.

          (2) All distributions required under this article shall be determined and made in accordance with the proposed regulations under Code
               Section 401(a)(9), including the minimum distribution incidental benefit requirement of section 1.401(a)(9)-2 of the proposed regulations.

          (3) With respect to distributions under the Plan made on or after June 14, 2001, for calendar years beginning on or after January 1, 2001, the Plan will apply the minimum distribution requirements of Code Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed on January 17, 2001 (the 2001 Proposed Regulations), notwithstanding any provision of the Plan to the contrary. If the total amount of required minimum distributions made to a Participant for 2001 prior to June 14, 2001, are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such Participant for 2001 on or after such date. If the total amount of required minimum distributions made to a Participant for 2001 prior to June 14, 2001, are less than the amount determined under the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations.

               These provisions shall continue in effect until the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) or such other date as may be published by the Internal Revenue Service.

     (b) Required Beginning Date. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

     (c) Limits on Distribution Periods. As of the first Distribution Calendar Year, distributions, if not made in a single sum, may only be made over one of the following periods (or combination thereof):

          (1)  the life of the Participant,

          (2)  the life of the Participant and a Designated Beneficiary,

          (3) a period certain not extending beyond the Life Expectancy of the Participant, or
          (4) a period certain not extending beyond the Joint and Last Survivor Expectancy of the Participant and a Designated Beneficiary.

     (d) Determination of Amount to be Distributed Each Year. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

          (1)  Individual Account.


               (i)   If a Participant's Benefit is to be distributed over

                     A. a period not extending beyond the Life Expectancy of the Participant or the Joint Life and Last Survivor Expectancy of the Participant and the Participant's Designated Beneficiary, or

                     B. a period not extending beyond the Life Expectancy of the Designated Beneficiary,

                     the amount required to be distributed for each calendar year beginning with the distributions for the first Distribution Calendar Year, must be at least equal to the quotient obtained by dividing the Participant's Benefit by the Applicable Life Expectancy.

               (ii) For calendar years beginning before January 1, 1989, if the Participant's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least 50 percent of the present value of the amount available for distribution is paid within the Life Expectancy of the Participant.

               (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year shall not be less than the quotient obtained by dividing the Participant's Benefit by the lesser of:

                     A.  the Applicable Life Expectancy, or

                     B. if the Participant's spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the proposed regulations.

                     Distributions after the death of the Participant shall be distributed using the Applicable Life Expectancy in (1)(i) above as the relevant divisor without regard to section 1.401(a)(9)-2 of the proposed regulations.

               (iv) The minimum distribution required for the Participant's first Distribution Calendar Year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

          (2) Other Forms. If the Participant's Benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Code Section 401(a)(9) and the proposed regulations thereunder.

     (e)  Death Distribution Provisions.

          (1) Distribution Beginning Before Death. If the Participant dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

          (2)  Distribution Beginning After Death.

               (i) If the Participant dies before distribution of his interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with A or B below:

                     A. if any portion of the Participant's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the Life Expectancy of the Designated Beneficiary beginning on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                     B. if the Designated Beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with A above shall not be earlier than the later of:

                         1. December 31 of the calendar year immediately following the calendar year in which the Participant died, or

                         2. December 31 of the calendar year in which the Participant would have attained age 70 1/2.

               (ii) If the Participant has not made an election pursuant to this (e)(2) by the time of his death, the Participant's Designated Beneficiary must elect the method of distribution no later than the earlier of:

                     A. December 31 of the calendar year in which distributions would be required to begin under this subparagraph, or

                     B. December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant.

               (iii) If the Participant has no Designated Beneficiary, or if the
                     Designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

          (3) For purposes of (e)(2) above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of (e)(2) above, with the exception of (e)(2)(i)(B) therein, shall be applied as if the surviving spouse were the Participant.

          (4) For purposes of this (e), distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or if (e)(3) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to (e)(2) above). If distribution in the form of an annuity irrevocably begins to the Participant before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually begins.

                                  ARTICLE VIII

                             TERMINATION OF THE PLAN

     The Employer expects to continue the Plan indefinitely but reserves the right to terminate the Plan in whole or in part at any time upon giving written notice to all parties concerned. Complete discontinuance of Contributions constitutes complete termination of the Plan.

     The Account of each Participant shall be fully (100%) vested and nonforfeitable as of the effective date of complete termination of the Plan. The Account of each Participant who is included in the group of Participants deemed to be affected by the partial termination of the Plan shall be fully (100%) vested and nonforfeitable as of the effective date of the partial termination of the Plan. The Participant's Account shall continue to participate in the earnings credited, expenses charged, and any appreciation or depreciation of the Investment Fund until his Vested Account is distributed.

     A Participant's Account which does not result from the Contributions listed below may be distributed to the Participant after the effective date of the complete termination of the Plan:

     Elective Deferral Contributions

     A Participant's Account resulting from such Contributions may be distributed upon complete termination of the Plan, but only if neither the Employer nor any Controlled Group member maintain or establish a successor defined contribution plan (other than an employer stock ownership plan as defined in Code Section 4975(e)(7), a simplified employee pension plan as defined in Code Section 408(k) or a SIMPLE IRA plan as defined in Code Section 408(p)) and such distribution is made in a lump sum. A distribution under this article shall be a retirement benefit and shall be distributed to the Participant according to the provisions of Article VI.

     The Participant's entire Vested Account shall be paid in a single sum to the Participant as of the effective date of complete termination of the Plan if
(i) the requirements for distribution of Elective Deferral Contributions in the above paragraph are met and (ii) consent of the Participant is not required in the ELECTION PROCEDURES SECTION of Article VI to distribute a benefit which is immediately distributable. This is a small amounts payment. The small amounts payment is in full settlement of all benefits otherwise payable.

     Upon complete termination of the Plan, no more Employees shall become Participants and no more Contributions shall be made.

     The assets of this Plan shall not be paid to the Employer at any time, except that, after the satisfaction of all liabilities under the Plan, any assets remaining may be paid to the Employer. The payment may not be made if it would contravene any provision of law.

                                   ARTICLE IX

                           ADMINISTRATION OF THE PLAN

SECTION 9.01--ADMINISTRATION.

     Subject to the provisions of this article, the Plan Administrator has complete control of the administration of the Plan. The Plan Administrator has all the powers necessary for it to properly carry out its administrative duties. Not in limitation, but in amplification of the foregoing, the Plan Administrator has complete discretion to construe or interpret the provisions of the Plan, including ambiguous provisions, if any, and to determine all questions that may arise under the Plan, including all questions relating to the eligibility of Employees to participate in the Plan and the amount of benefit to which any Participant, Beneficiary, spouse or Contingent Annuitant may become entitled. The Plan Administrator's decisions upon all matters within the scope of its authority shall be final.

     Unless otherwise set out in the Plan or Annuity Contract, the Plan Administrator may delegate recordkeeping and other duties which are necessary for the administration of the Plan to any person or firm which agrees to accept such duties. The Plan Administrator shall be entitled to rely upon all tables, valuations, certificates and reports furnished by the consultant or actuary appointed by the Plan Administrator and upon all opinions given by any counsel selected or approved by the Plan Administrator.

     The Plan Administrator shall receive all claims for benefits by Participants, former Participants, Beneficiaries, spouses, and Contingent Annuitants. The Plan Administrator shall determine all facts necessary to establish the right of any Claimant to benefits and the amount of those benefits under the provisions of the Plan. The Plan Administrator may establish rules and procedures to be followed by Claimants in filing claims for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Plan.

SECTION 9.02--EXPENSES.

     Expenses of the Plan, to the extent that the Employer does not pay such expenses, may be paid out of the assets of the Plan provided that such payment is consistent with ERISA. Such expenses include, but are not limited to, expenses for bonding required by ERISA; expenses for recordkeeping and other administrative services; fees and expenses of the Trustee or Annuity Contract; expenses for investment education service; and direct costs that the Employer incurs with respect to the Plan.

SECTION 9.03--RECORDS.

     All acts and determinations of the Plan Administrator shall be duly recorded. All these records, together with other documents necessary for the administration of the Plan, shall be preserved in the Plan Administrator's custody.

     Writing (handwriting, typing, printing), photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording, or other forms of data compilation shall be acceptable means of keeping records.

SECTION 9.04--INFORMATION AVAILABLE.

     Any Participant in the Plan or any Beneficiary may examine copies of the Plan description, latest annual report, any bargaining agreement, this Plan, the Annuity Contract or any other instrument under which the Plan was established or is operated. The Plan Administrator shall maintain all of the items listed in this section in its office, or in such other place or places as it may designate in order to comply with governmental regulations. These items may be examined during reasonable business hours. Upon the written request of a Participant or Beneficiary receiving benefits under the Plan, the Plan Administrator shall furnish him with a copy of any of these items. The Plan Administrator may make a reasonable charge to the requesting person for the copy.

SECTION 9.05--CLAIM AND APPEAL PROCEDURES.

     A Claimant must submit any required forms and pertinent information when making a claim for benefits under the Plan.

     If a claim for benefits under the Plan is denied, the Plan Administrator shall provide adequate written notice to the Claimant whose claim for benefits under the Plan has been denied. The notice must be furnished within 90 days of the date that the claim is received by the Plan Administrator. The Claimant shall be notified in writing within this initial 90-day period if special circumstances require an extension of time needed to process the claim and the date by which the Plan Administrator's decision is expected to be rendered. The written notice shall be furnished no later than 180 days after the date the claim was received by the Plan Administrator.

     The Plan Administrator's notice to the Claimant shall specify the reason for the denial; specify references to pertinent Plan provisions on which denial is based; describe any additional material and information needed for the Claimant to perfect his claim for benefits; explain why the material and information is needed; inform the Claimant that any appeal he wishes to make must be in writing to the Plan Administrator within 60 days after receipt of the Plan Administrator's notice of denial of benefits and that failure to make the written appeal within such 60-day period renders the Plan Administrator's determination of such denial final, binding and conclusive.

     If the Claimant appeals to the Plan Administrator, the Claimant (or his authorized representative) may submit in writing whatever issues and comments the Claimant (or his authorized representative) feels are pertinent. The Claimant (or his authorized representative) may review pertinent Plan documents. The Plan Administrator shall reexamine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Plan Administrator shall advise the Claimant of its decision within 60 days of his written request for review, unless special circumstances (such as a hearing) would make rendering a decision within the 60-day limit unfeasible. The Claimant must be notified within the 60-day limit if an extension is necessary. The Plan Administrator shall render a decision on a claim for benefits no later than 120 days after the request for review is received.

SECTION 9.06--DELEGATION OF AUTHORITY.

     All or any part of the administrative duties and responsibilities under this article may be delegated by the Plan Administrator to a retirement committee. The duties and responsibilities of the retirement committee shall be set out in a separate written agreement.

SECTION 9.07--EXERCISE OF DISCRETIONARY AUTHORITY.

     The Employer, Plan Administrator, and any other person or entity who has authority with respect to the management, administration, or investment of the Plan may exercise that authority in its/his full discretion, subject only to the duties imposed under ERISA. This discretionary authority includes, but is not limited to, the authority to make any and all factual determinations and interpret all terms and provisions of the Plan documents relevant to the issue under consideration. The exercise of authority will be binding upon all persons; will be given deference in all courts of law; and will not be overturned or set aside by any court of law unless found to be arbitrary and capricious or made in bad faith.

SECTION 9.08--VOTING AND TENDER OF QUALIFYING EMPLOYER SECURITIES.

     (a)  Tenders For Employer Securities.

          (1) Notwithstanding any other provision of this Plan to the contrary, if any, but subject to the provisions of paragraphs (2), (3),
               (4), (5) and (6) of this subsection (a), in the event an offer shall be received by the Trustee (including but not limited to a tender offer or exchange offer within the meaning of the Securities Exchange Act of 1934, as from time to time amended and in effect) to acquire any shares of Qualifying Employer Securities held by the Trustee in the Trust, whether or not allocated to the Account of any Participant (hereinafter referred to as an "Offer"), the Trustee shall have no discretion or authority to sell, exchange or transfer any of such shares pursuant to such Offer except to the extent, and only to the extent, that the Trustee is timely directed to do so in writing
               (i) with respect to any Qualifying Employer Securities held by the Trustee subject to such Offer and allocated to the Account of any Participant, by each

               Participant to whose Account any of such shares are allocated, as a named fiduciary, within the meaning of Section 403(a)(1) of ERISA (referred to in this Section 9.08 as "named fiduciary") and
               (ii) with respect to any Qualifying Employer Securities held by the Trustee subject to such Offer and not allocated to the Account of any Participant, by each Participant who has Qualifying Employer Securities allocated to his or her Account, as named fiduciary, with respect to an amount of such unallocated Qualifying Employer Securities equal to the total amount of unallocated Qualifying Employer Securities, multiplied by a fraction the numerator of which is the amount of Qualifying Employer Securities allocated to the Participant's Account under the Plan and the denominator of which is the total amount of Qualifying Employers Securities allocated to the Accounts of all Participants under the Plan.

               Upon timely receipt of such instructions, the Trustee shall, subject to the provisions of paragraphs (3), (4) and (6) of this subsection (a), sell, exchange or transfer pursuant to such Offer, only such shares as to which such instructions were given. The Trustee shall use its best efforts to communicate or cause to be communicated to each Participant the consequences of any failure to provide timely instructions to the Trustee.

               In the event, under the terms of an Offer or otherwise, any shares of Qualifying Employer Securities tendered for sale, exchange or transfer pursuant to such Offer may be withdrawn from such Offer, the Trustee shall follow such instructions respecting the withdrawal of such securities from such Offer in the same manner and the same proportion as shall be timely received by the Trustee from the Participants as named fiduciaries entitled under this paragraph to give instructions as to the sale, exchange or transfer of securities pursuant to such Offer.

          (2) In the event that an Offer for fewer than all of the shares of Qualifying Employer Securities held by the Trustee in the Trust shall be received by the Trustee, each Participant who has been allocated any of such Qualifying Employer Securities subject to such Offer shall be entitled to direct the Trustee as to the acceptance or rejection of such Offer (as provided by paragraph
               (1) of this subsection (a)) with respect to the largest portion of such Qualifying Employer Securities as may be possible given the total number or amount of shares of Qualifying Employer Securities the Plan may sell, exchange or transfer pursuant to the Offer based upon the instructions received by the Trustee from all other Participants who shall timely instruct the Trustee pursuant to this paragraph to sell, exchange or transfer such shares pursuant to such Offer, each on a pro rata basis in accordance with the number or amount of such shares allocated to their respective Accounts.

          (3) Notwithstanding the provisions of paragraphs (1) and (2) of this subsection to the contrary, in the event that an Offer for fewer than 10 percent of all Qualifying Employer Securities held by the Trustee subject to such Offer held by the Trustee in the Trust shall be received by the Trustee, the Trustee shall determine, in its sole discretion, whether to sell, exchange or transfer any Qualifying Employer Securities pursuant to such Offer, taking into consideration items set forth in paragraph (6) of this subsection (a); provided, however, if there are multiple Offers within any twelve month period (each Offer being for fewer than 10 percent of the Qualifying Employer Securities held by the Trustee), the Trustee shall be required to solicit directions from Participants, as named fiduciaries, pursuant to the provisions of this Section 9.08 with respect to each outstanding Offer that, after taking into account all Qualifying Employer Securities sold, exchanged or transferred in accordance with any other Offer within the preceding 12 months and all outstanding Offers for Qualifying Employer Securities, would result in the sale, exchange or transfer within such 12-month period, in the aggregate with all other outstanding Offers, of more than 10 percent of the Qualifying Employer Securities held by the Trustee if all outstanding Offers were accepted by the Trustee.

          (4) In the event an Offer shall be received by the Trustee and instructions shall be solicited from Participants in the Plan pursuant to paragraph (1) of this subsection (a) regarding such Offer, and prior to termination of such Offer, another Offer is received by the Trustee for the Qualifying Employer Securities subject to the first Offer, the Trustee shall use its best efforts under the circumstances to solicit instructions from the Participants to the Trustee (i) with respect to Qualifying Employer Securities tendered for sale, exchange or transfer pursuant to the first Offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any Qualifying Employer Securities so withdrawn for sale, exchange or transfer pursuant to the second Offer and (ii) with respect to Qualifying Employer Securities not tendered for sale, exchange or transfer pursuant to the first Offer, whether to tender or not to tender such Qualifying Employer Securities for sale, exchange or transfer pursuant to the second Offer. The Trustee shall follow all such instructions received in a timely manner from Participants in the same manner and in the same proportion as provided in subparagraph (a) of this subsection (a). With respect to any further Offer for any Qualifying Employer Securities received by the Trustee and subject to any earlier Offer (including successive Offers from one or more existing offerors), the Trustee shall act in the same manner as described above.

          (5) In the event an Offer for any Qualifying Employer Securities held by the Trustee in the Trust shall be received by the Trustee and the Participants shall be entitled to determine to accept, reject or withdraw an acceptance of such Offer pursuant to paragraphs (1) through (4) of this subsection (a), (i) the Employer and the Trustee shall not interfere in any manner with the decision of any Participant regarding the action of the Participant with respect to such Offer (hereinafter referred to as an "Investment Decision"), and the Trustee shall arrange for such Investment Decision to be made on a confidential basis; (ii) the Trustee shall use its best efforts to communicate or cause to be communicated to all Participants the provisions of the Plan and Trust Agreement relating to the right of Participants to direct the Trustee with respect to Qualifying Employer Securities subject to such Offer, including unallocated Qualifying Employer Securities, and of the obligation of the Trustee to follow such directions; (iii) the Trustee shall use its best efforts to distribute or cause to be distributed to Participants all communications directed generally to the owners of the Qualifying Employer Securities to whom such Offer is made or is available; and (iv) the Trustee shall use its best efforts to distribute or cause to be distributed to Participants all communications that the Trustee may receive, if any, from the persons making the Offer or any other interested party (including the Employer) relating to the Offer. The Employer and the Plan Administrator shall provide the Trustee with such information and assistance as the Trustee may reasonably request in connection with any communications or distributions to Participants. In no event shall the communications to Participants by the offeror, the Employer or other interested parties or public communications directed generally to the owners of the Qualifying Employer Securities which are the subject of an Offer be deemed to be interference in the making of an Investment Decision by any Participant; provided, however, that ERISA Section 510 shall apply to any communication which threatens or intimates that actions which would violate ERISA Section 510 will or might be taken with respect to any Participant who does not make an Investment Decision in accord with the wishes of the Employer.

          (6) In the event a court of competent jurisdiction shall issue to the Plan, the Employer or the Trustee an opinion or order, which shall, in the opinion of counsel to the Employer or the Trustee, invalidate under ERISA, in all circumstances or in any particular circumstances, any provision or provisions of this subsection (a) regarding the determination to be made as to whether or not Qualifying Employer Securities held by the Trustee shall be tendered pursuant to an Offer or cause any such provision or provisions to conflict with ERISA, then, upon notice thereof to the Employer or the Trustee, as the case may be, such invalid or conflicting provisions of this subsection (a) shall be given no further force or effect. In such circumstances the Trustee shall have no discretion to tender or not to tender Qualifying Employer Securities held in the Trust unless required under such order or opinion, but shall follow instructions received from Participants, to the extent such instructions have not been invalidated by such order or opinion. To the extent required to exercise any residual fiduciary responsibility with respect to such sale, exchange or transfer, the Trustee shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what action is in the best interests of Participants. Further, the Trustee, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant non-financial factors, including but not limited to, the continuing job security of Participants as employees of the Employer or any of its subsidiaries, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan (including any subsequent release and allocation of Qualifying Employer Securities held in the Unallocated Reserve).

          (7) Notwithstanding anything elsewhere in this Plan or Trust Agreement to the contrary, any proceeds received by the Trustee as a result of the sale, exchange or transfer of Qualifying Employer Securities pursuant to an Offer shall be reinvested in Qualifying Employer Securities by the Trustee, if such securities are available for purchase and if not, to the extent attributable to unallocated stock in the Unallocated Reserve, shall be used to pay down the Exempt Loan. The balance of the proceeds, if any, and the proceeds attributable to allocated Qualifying Employer Securities shall be invested in short-term, fixed income investments selected by the Trustee and having a maturity of not more than two years from the time such investment is made until the Trustee is otherwise directed by the Plan Administrator or until the Participants to whose accounts such investments are allocated shall be entitled to make investment elections with respect to such accounts in accordance with the Plan.

     (b)  Voting Employer Securities; Options and Other Rights.

          (1) Notwithstanding any other provision of this Plan to the contrary, if any, the Trustee shall have no discretion or authority to vote Qualifying Employer Securities held in the Trust by the Trustee on any matter presented for a vote by the stockholders of the Employer except in accordance with timely directions received by the Trustee from Participants who have Qualifying Employer Securities allocated to their Accounts under the Plan. Such directions shall be given by Participants acting in their capacity as named fiduciaries with respect to both allocated and unallocated Qualifying Employer Securities and, upon timely receipt of such instructions, the Trustee shall vote the Qualifying Employer Securities held in the Trust pursuant to the directions of Participants giving instructions to the Trustee as set forth below.

               (i) Qualifying Employer Securities in Accounts. Each Participant who has Qualifying Employer Securities allocated to his or her Account shall provide directions to the Trustee on any matter to be presented for a vote by the stockholders of the Employer with respect to Qualifying Employer Securities allocated to the Account of the Participant under the Plan and the Trustee shall follow such directions.

                     With respect to Qualifying Employer Securities in any Account for which no instructions were timely received by the Trustee, the Trustee shall vote such Qualifying Employer Securities in accordance with the directions of the Participants who gave timely instructions to the Trustee, in the same manner and in the same proportion to the voting of Participants on such Qualifying Employer Securities with respect to which timely instructions were given.

               (ii) Qualifying Employer Securities in the Unallocated Reserve and other Unallocated Qualifying Employer Securities. Each Participant who has been allocated Qualifying Employer Securities to his or her Account shall, as named fiduciary, direct the Trustee with respect to the vote of Qualifying Employer Securities held by the Trustee in the Unallocated Reserve and all other unallocated Qualifying Employer Securities, and the Trustee shall follow the directions of those Participants who provide timely instructions to the Trustee. Each Participant who has been allocated Qualifying Employer Securities to his or her Account entitled to vote on any matter presented for a vote by the stockholders shall separately direct the Trustee with respect to the vote of a portion of the shares of Qualifying Employer Securities that are not allocated to the Account of any Participant or for which no instructions were timely received by the Trustee, whether or not allocated to the Account of any Participant. Such direction shall be with respect to such number of votes equal to the total number of votes attributable to Qualifying Employer Securities not allocated or with respect to which no responses were received multiplied by a fraction the numerator of which is the number of votes attributable to such Qualifying Employer Securities allocated to the Participant's Account and the denominator of which is the total number of votes attributable to such Qualifying Employer Securities allocated to the Account of all such Participants who have provided directions to the Trustee under this subparagraph.

               (iii) The Trustee shall use its best efforts to communicate or cause to be communicated to all Participants the provisions of this Plan and the

                     Trust Agreement relating to the right of Participants to direct the Trustee with respect to the voting of Qualifying Employer Securities allocated to their Accounts under the Plan and of Qualifying Employer Securities not allocated to the Account of any Participant. The Trustee shall use its best efforts to distribute or cause to be distributed to Participants all communications directed generally to the owners of Qualifying Employer Securities entitled to vote, and the Trustee shall use its best efforts to distribute or cause to be distributed to Participants all communications that the Trustee may receive, if any, from any person soliciting proxies or any other interested party (including the Employer) relating to the matters being presented for a vote by the stockholders of the Employer. The Employer and the Plan Administrator shall provide the Trustee with such information and assistance as the Trustee may reasonably request in connection with any communications or distributions to Participants. In no event shall the communications to Participants with respect to matters being presented for a vote at a meeting of the stockholders of the Employer by the Employer or other interested parties or public communications directed generally to the stockholders of the Employer be deemed to be interference in the making of a decision by any Participant as to the voting of Qualifying Employer Securities; provided, however, that ERISA Section 510 shall apply to any communication which threatens or intimates that actions which would violate ERISA Section 510 will or might be taken with respect to any Participant who does not issue directions to the Trustee in accord with the wishes of the Employer.

               (iv) In the event a court of competent jurisdiction shall issue an opinion or order to the Plan, the Employer or the Trustee which shall, in the opinion of counsel to the Employer or the Trustee, invalidate under ERISA, in all circumstances or in any particular circumstances, any provision or provisions of this subsection (b) regarding the manner in which Qualifying Employer Securities held in the Trust shall be voted or cause any such provision or provisions to conflict with ERISA, then, upon notice thereof to the Employer or the Trustee, as the case may be, such invalid or conflicting provision of this subsection
                     (b) shall be given no further force or effect. In such circumstances the Trustee shall nevertheless have no discretion to vote Qualifying Employer Securities held in the Trust unless required under such order or opinion but shall follow instructions received from Participants, to the extent such instructions have not been invalidated. To the extent required to exercise any residual fiduciary responsibility with respect to voting, the Trustee shall take into account in exercising its fiduciary judgment, unless it is clearly imprudent to do so, directions timely received from Participants, as such directions are most indicative of what is in the best interests of Participants. Further, the Trustee, in addition to taking into consideration any relevant financial factors bearing on any such decision, shall take into consideration any relevant non-financial factors, including but not limited to, the continuing job security of Participants as employees of the Employer or any of its subsidiaries, conditions of employment, employment opportunities and other similar matters, and the prospect of the Participants and prospective Participants for future benefits under the Plan (including any subsequent release and allocation of Qualifying Employer Securities held in the Unallocated Reserve).

          (2) In the event that any option, right, warrant or similar property derived from or attributable to the ownership of Qualifying Employer Securities shall be granted, distributed or otherwise issued which is and shall become exercisable, each Participant shall be entitled, subject to the provisions set forth below, to direct the Trustee to sell, exercise, distribute or retain any such option, right, warrant or similar property. For such purpose there shall be furnished to each Participant, on a timely and confidential basis, a form to be returned to the Trustee on which he or she may set forth his or her direction whether to sell, exercise, distribute or retain part or all of such option, right, warrant or similar property. Upon timely receipt of such form or other appropriate written direction, the Trustee shall follow such direction to sell, exercise, distribute or retain part or all of any such options, rights, warrants or similar property and, if such direction is to retain the same, the Trustee shall follow any later appropriate written directions to sell, exercise or distribute such options, rights, warrants or similar property upon receipt thereof. If a Participant shall direct the Trustee to exercise part or all of such options, rights, warrants or similar property, the Trustee shall accumulate the amount equal to the consideration necessary to exercise, from among the following sources by obtaining appropriate written direction and authorization from the Participant respecting one or more of (i) if and to the extent necessary, the transfer and use, as he or she may designate, of the balance of his or her Account that is not invested in Qualifying Employer Securities; and (ii) if and to the extent necessary, the sale of part of his or her options, rights, warrants or similar property, and use of the proceeds thereof to exercise the remaining options, rights, warrants or similar property which he or she has directed to be exercised. The securities acquired by the Trustee upon such exercise shall be held in a special account or accounts established in the Trust at that time. If a Participant shall direct the Trustee to distribute to him or her any such options, rights, warrants or similar property, the Trustee shall distribute such options, rights, warrants or similar property provided, as certified by the Plan Administrator, (a) the Participant is age

               65 or more or has five or more years of Vesting Service and (b) such distribution will not adversely affect the continued qualified status of the Plan or continued exempt status of the Trust under the Code. If a Participant fails or refuses to file, with the Plan Administrator, an election not to withhold any Federal taxes upon such distribution, the Trustee shall be deemed to be authorized, to the extent necessary, as instructed by the Plan Administrator, to sell part of such options, rights, warrants, or similar property and use the proceeds therefrom to pay all applicable Federal withholding taxes due in connection with such distribution. Upon any such distribution, the Trustee shall report the same to the Plan Administrator to permit compliance with the applicable reporting provisions of the Code. For all Plan purposes, all options, rights, warrants or similar property described in this paragraph (2) of subsection (b) hereof, shall be treated as income added to the appropriate Accounts of Participants. If, within a reasonable period of time after the form soliciting direction from a Participant has been sent, no written direction shall have been received by the Trustee from him or her, the Trustee shall, in its sole discretion, sell, exercise or retain and keep unproductive of income such option, right, warrant or similar property for which no response has been received from such Participant and also for options, rights, warrants or similar property derived from, or attributable to, the ownership of Qualifying Employer Securities not yet allocated to any Participant's Account.

               In addition the Trustee shall, in its sole discretion, sell, exercise or retain and keep unproductive of income such option, right, warrant or similar property attributable to unallocated Qualifying Employer Securities held in the Unallocated Reserve or other Account. In the event of a discretionary decision by the Trustee to exercise, the Trustee shall be deemed to be authorized to accumulate the amount equal to the consideration necessary to exercise from any of the sources specified herein and to hold such acquired securities in the Trust as specified herein. In connection with any discretionary decisions by the Trustee to sell, exercise or retain and keep unproductive of income any such option, right, warrant or similar property, the Trustee shall consider, in addition to any relevant financial factors, such as those set out in subparagraph (b)(1)(iv), all as evidenced by the proportion of the directions received from Participants to either sell, exercise or retain such options, rights, warrants or similar property, and shall also consider such other factors as the Trustee may deem relevant.

     (c) Beneficiaries and Alternate Payees. For purposes of this section, references to a Participant include a Beneficiary of a deceased Participant and an Alternate Payee under a qualified domestic relations order.

                                    ARTICLE X

                               GENERAL PROVISIONS

SECTION 10.01--AMENDMENTS.

     The Employer may amend this Plan at any time, including any remedial retroactive changes (within the time specified by Internal Revenue Service regulations), to comply with any law or regulation issued by any governmental agency to which the Plan is subject.

     An amendment may not diminish or adversely affect any accrued interest or benefit of Participants or their Beneficiaries nor allow reversion or diversion of Plan assets to the Employer at any time, except as may be required to comply with any law or regulation issued by any governmental agency to which the Plan is subject.

     No amendment to this Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. However, a Participant's Account may be reduced to the extent permitted under Code Section 412(c)(8). For purposes of this paragraph, a Plan amendment which has the effect of decreasing a Participant's Account with respect to benefits attributable to service before the amendment shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his employer-derived accrued benefit shall not be less than his percentage computed under the Plan without regard to such amendment.

     No amendment to the Plan shall be effective to eliminate or restrict an optional form of benefit with respect to benefits attributable to service before the amendment except as provided in the MERGERS AND DIRECT TRANSFERS SECTION of this article and below:

     (a) The Plan is amended to eliminate or restrict the ability of a Participant to receive payment of his Account balance under a particular optional form of benefit and the amendment satisfies the condition in (1) and the Plan satisfies the condition in (2) below:

          (1) The amendment provides a single sum distribution form that is otherwise identical to the optional form of benefit eliminated or restricted. For purposes of this condition (1), a single sum distribution form is otherwise identical only if it is identical in all respects to the eliminated or restricted optional form of benefit (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

          (2) The Plan provides that the amendment shall not apply to any distribution with an Annuity Starting Date earlier than the earlier of:

               (i) the 90th day after the date the Participant receiving the distribution has been furnished a summary that reflects the amendment and that satisfies the ERISA requirements at 29 CFR 2520.104b-3 relating to a summary of material modifications, or

               (ii) the first day of the second Plan Year following the Plan
                    Year in which the amendment is adopted.

     (b) The Plan is amended to eliminate or restrict in-kind distributions and the conditions in Q&A 2(b)(2)(iii) in section 1.411(d)-4 of the regulations are met.

     If, as a result of an amendment, an Employer Contribution is removed that is not 100% immediately vested when made, the applicable vesting schedule shall remain in effect after the date of such amendment. The Participant shall not become immediately 100% vested in such Contributions as a result of the elimination of such Contribution except as otherwise specifically provided in the Plan.

     An amendment shall not decrease a Participant's vested interest in the Plan. If an amendment to the Plan, or a deemed amendment in the case of a change in top-heavy status of the Plan as provided in the MODIFICATION OF VESTING REQUIREMENTS SECTION of Article XI, changes the computation of the percentage used to determine that portion of a Participant's Account attributable to Employer Contributions which is nonforfeitable (whether directly or indirectly), each Participant or former Participant

     (c) who has completed at least three Years of Service on the date the election period described below ends (five Years of Service if the Participant does not have at least one Hour-of-Service in a Plan Year beginning after December 31, 1988) and

     (d) whose nonforfeitable percentage will be determined on any date after the date of the change may elect, during the election period, to have the nonforfeitable percentage of his Account that results from Employer Contributions determined without regard to the amendment. This election may not be revoked. If after the Plan is changed, the Participant's nonforfeitable percentage will at all times be as great as it would have been if the change had not been made, no election needs to be provided. The election period shall begin no later than the date the Plan amendment is adopted, or deemed adopted in the case of a change in the top-heavy status of the Plan, and end no earlier than the 60th day after the latest of the date the amendment is adopted (deemed adopted) or becomes effective, or the date the Participant is issued written notice of the amendment (deemed amendment) by the Employer or the Plan Administrator.

SECTION 10.02--DIRECT ROLLOVERS.

     Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

     Any distributions made under the SMALL AMOUNTS SECTION of this article (or which are small amounts payments made under Article VIII at complete termination of the Plan) which are Eligible Rollover Distributions and for which the Distributee has not elected to either have such distribution paid to him or to an Eligible Retirement Plan shall be paid to the Distributee.

SECTION 10.03--MERGERS AND DIRECT TRANSFERS.

     The Plan may not be merged or consolidated with, nor have its assets or liabilities transferred to, any other retirement plan, unless each Participant in the plan would (if the plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had then terminated). The Employer may enter into merger agreements or direct transfer of assets agreements with the employers under other retirement plans which are qualifiable under Code Section 401(a), including an elective transfer, and may accept the direct transfer of plan assets, or may transfer plan assets, as a party to any such agreement. The Employer shall not consent to, or be a party to a merger, consolidation, or transfer of assets with a defined benefit plan if such action would result in a defined benefit feature being maintained under this Plan.

     Notwithstanding any provision of the Plan to the contrary, to the extent any optional form of benefit under the Plan permits a distribution prior to the Employee's retirement, death, disability, or severance from employment, and prior to plan termination, the optional form of benefit is not available with respect to benefits attributable to assets (including the post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code
Section 414(l), to this Plan from a money purchase pension plan qualified under Code Section 401(a) (other than any portion of those assets and liabilities attributable to voluntary employee contributions).

     The Plan may accept a direct transfer of plan assets on behalf of an Eligible Employee. If the Eligible Employee is not an Active Participant when the transfer is made, the Eligible Employee shall be deemed to be an Active Participant only for the purpose of investment and distribution of the transferred assets. Employer Contributions shall not be made for or allocated to the Eligible Employee, until the time he meets all of the requirements to become an Active Participant.

     The Plan shall hold, administer, and distribute the transferred assets as a part of the Plan. The Plan shall maintain a separate account for the benefit of the Employee on whose behalf the Plan accepted the transfer in order to reflect the value of the transferred assets.

     Unless a transfer of assets to the Plan is an elective transfer as described below, the Plan shall apply the optional forms of benefit protections described in the AMENDMENTS SECTION of this article to all transferred assets.

     A Participant's protected benefits may be eliminated upon transfer between qualified defined contribution plans if the conditions in Q&A 3(b)(1) in section 1.411(d)-4 of the regulations are met. The transfer must meet all of the other applicable qualification requirements.

     A Participant's protected benefits may be eliminated upon transfer between qualified plans (both defined benefit and defined contribution) if the conditions in Q&A 3(c)(1) in section 1.411(d)-4 of the regulations are met. Beginning January 1, 2002, if the Participant is eligible to receive an immediate distribution of his entire nonforfeitable accrued benefit in a single sum distribution that would consist entirely of an eligible rollover distribution under Code Section 401(a)(31), such transfer will be accomplished as a direct rollover under Code Section 401(a)(31). The rules applicable to distributions under the plan would apply to the transfer, but the transfer would not be treated as a distribution for purposes of the minimum distribution requirements of Code Section 401(a)(9).

SECTION 10.04--PROVISIONS RELATING TO THE INSURER AND OTHER PARTIES.

     The obligations of an Insurer shall be governed solely by the provisions of the Annuity Contract. The Insurer shall not be required to perform any act not provided in or contrary to the provisions of the Annuity Contract. Each Annuity Contract when purchased shall comply with the Plan. See the CONSTRUCTION SECTION of this article.

     Any issuer or distributor of investment contracts or securities is governed solely by the terms of its policies, written investment contract, prospectuses, security instruments, and any other written agreements entered into with the Trustee with regard to such investment contracts or securities.

     Such Insurer, issuer or distributor is not a party to the Plan, nor bound in any way by the Plan provisions. Such parties shall not be required to look to the terms of this Plan, nor to determine whether the Employer, the Plan Administrator, the Trustee, or the Named Fiduciary have the authority to act in any particular manner or to make any contract or agreement.

     Until notice of any amendment or termination of this Plan or a change in Trustee has been received by the Insurer at its home office or an issuer or distributor at their principal address, they are and shall be fully protected in assuming that the Plan has not been amended or terminated and in dealing with any party acting as Trustee according to the latest information which they have received at their home office or principal address.

SECTION 10.05--EMPLOYMENT STATUS.

     Nothing contained in this Plan gives an Employee the right to be retained in the Employer's employ or to interfere with the Employer's right to discharge any Employee.

SECTION 10.06--RIGHTS TO PLAN ASSETS.

     An Employee shall not have any right to or interest in any assets of the Plan upon termination of employment or otherwise except as specifically provided under this Plan, and then only to the extent of the benefits payable to such Employee according to the Plan provisions.

     Any final payment or distribution to a Participant or his legal representative or to any Beneficiaries, spouse or Contingent Annuitant of such Participant under the Plan provisions shall be in full satisfaction of all claims against the Plan, the Named Fiduciary, the Plan Administrator, the Insurer, the Trustee, and the Employer arising under or by virtue of the Plan.

SECTION 10.07--BENEFICIARY.

     Each Participant may name a Beneficiary to receive any death benefit (other than any income payable to a Contingent Annuitant) that may arise out of his participation in the Plan. The Participant may change his Beneficiary from time to time. Unless a qualified election has been made, for purposes of distributing any death benefits before the Participant's Retirement Date, the Beneficiary of a Participant who has a spouse who is entitled to a Qualified Preretirement Survivor Annuity shall be the Participant's spouse. The Participant's Beneficiary designation and any change of Beneficiary shall be subject to the provisions of the ELECTION PROCEDURES SECTION of Article VI. It is the responsibility of the Participant to give written notice to the Insurer of the name of the Beneficiary on a form furnished for that purpose.

     With the Employer's consent, the Plan Administrator may maintain records of Beneficiary designations for Participants before their Retirement Dates. In that event, the written designations made by Participants shall be filed with the Plan Administrator. If a Participant dies before his Retirement Date, the Plan Administrator shall certify to the Insurer the Beneficiary designation on its records for the Participant.

     If there is no Beneficiary named or surviving when a Participant dies, the Participant's Beneficiary shall be the Participant's surviving spouse, or where there is no surviving spouse, the executor or administrator of the Participant's estate.

SECTION 10.08--NONALIENATION OF BENEFITS.

     Benefits payable under the Plan are not subject to the claims of any creditor of any Participant, Beneficiary, spouse or Contingent Annuitant. A Participant, Beneficiary, spouse or Contingent Annuitant does not have any rights to alienate, anticipate, commute, pledge, encumber, or assign any of such benefits, except in the case of a loan as provided in the LOANS TO PARTICIPANTS SECTION of Article V. The preceding sentences shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant according to a domestic relations order, unless such order is determined by the Plan Administrator to be a qualified domestic relations order, as defined in Code Section 414(p), or any domestic relations order entered before January 1, 1985. The preceding sentences shall not apply to any offset of a Participant's benefits provided under the Plan against an amount the Participant is required to pay the Plan with respect to a judgement, order, or decree issued, or a settlement entered into, on or after August 5, 1997, which meets the requirements of Code Sections 401(a)(13)(C) or (D).

SECTION 10.09--CONSTRUCTION.

     The validity of the Plan or any of its provisions is determined under and construed according to Federal law and, to the extent permissible, according to the laws of the state in which the Employer has its principal office. In case any provision of this Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

     In the event of any conflict between the provisions of the Plan and the terms of any Annuity Contract or Insurance Policy issued hereunder, the provisions of the Plan control.

SECTION 10.10--LEGAL ACTIONS.

     No person employed by the Employer; no Participant, former Participant, or their Beneficiaries; nor any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.

SECTION 10.11--SMALL AMOUNTS.

     If consent of the Participant is not required for a benefit which is immediately distributable in the ELECTION PROCEDURES SECTION of Article VI, a Participant's entire Vested Account shall be paid in a single sum as of the earliest of his Retirement Date, the date he dies, or the date he ceases to be an Employee for any other reason (the date the Employer provides notice to the record keeper of the Plan of such event, if later). For purposes of this section, if the Participant's Vested Account is zero, the Participant shall be deemed to have received a distribution of such Vested Account. If a Participant would have received a distribution under the first sentence of this paragraph but for the fact that the Participant's consent was needed to distribute a benefit which is immediately distributable, and if at a later time consent would not be needed to distribute a benefit which is immediately distributable and such Participant has not again become an Employee, such Vested Account shall be paid in a single sum. This is a small amounts payment.

     If a small amounts payment is made as of the date the Participant dies, the small amounts payment shall be made to the Participant's Beneficiary (spouse if the death benefit is payable to the spouse). If a small amounts payment is made while the Participant is living, the small amounts payment shall be made to the Participant. The small amounts payment is in full settlement of benefits otherwise payable.

     No other small amounts payments shall be made.

SECTION 10.12--WORD USAGE.

     The masculine gender, where used in this Plan, shall include the feminine gender and the singular words, as used in this Plan, may include the plural, unless the context indicates otherwise.

     The words "in writing" and "written," where used in this Plan, shall include any other forms, such as voice response or other electronic system, as permitted by any governmental agency to which the Plan is subject.

SECTION 10.13--CHANGE IN SERVICE METHOD.

     (a) Change of Service Method Under This Plan. If this Plan is amended to change the method of crediting service from the elapsed time method to the hours method for any purpose under this Plan, the Employee's service shall be equal to the sum of (1), (2), and (3) below:

          (1) The number of whole years of service credited to the Employee under the Plan as of the date the change is effective.

          (2) One year of service for the applicable computation period in which the change is effective if he is credited with the required number of Hours-of-Service. If the Employer does not have sufficient records to determine the Employee's actual Hours-of-Service in that part of the service period before the effective date of the change, the Hours-of-Service shall be determined using an equivalency. For any month in which he would be required to be credited with one Hour-of-Service, the Employee shall be deemed for purposes of this section to be credited with 190 Hours-of-Service.

          (3) The Employee's service determined under this Plan using the hours method after the end of the computation period in which the change in service method was effective.

          If this Plan is amended to change the method of crediting service from the hours method to the elapsed time method for any purpose under this Plan, the Employee's service shall be equal to the sum of (4), (5), and (6) below:

          (4) The number of whole years of service credited to the Employee under the Plan as of the beginning of the computation period in which the change in service method is effective.

          (5) the greater of (i) the service that would be credited to the Employee for that entire computation period using the elapsed time method or (ii) the service credited to him under the Plan as of the date the change is effective.

          (6) The Employee's service determined under this Plan using the elapsed time method after the end of the applicable computation period in which the change in service method was effective.

     (b) Transfers Between Plans with Different Service Methods. If an Employee has been a participant in another plan of the Employer which credited service under the elapsed time method for any purpose which under this Plan is determined using the hours method, then the Employee's service shall be equal to the sum of (1), (2), and (3) below:

          (1) The number of whole years of service credited to the Employee under the plan as of the date he became an Eligible Employee under this Plan.

          (2) One year of service for the applicable computation period in which he became an Eligible Employee if he is credited with the required number of Hours-of-Service. If the Employer does not have sufficient records to determine the Employee's actual Hours-of-Service in that part of the service period before the date he became an Eligible Employee, the Hours-of-Service shall be determined using an equivalency. For any month in which he would be required to be credited with one Hour-of-Service, the Employee shall be deemed for purposes of this section to be credited with 190 Hours-of-Service.

          (3) The Employee's service determined under this Plan using the hours method after the end of the computation period in which he became an Eligible Employee.

          If an Employee has been a participant in another plan of the Employer which credited service under the hours method for any purpose which under this Plan is determined using the elapsed time method, then the Employee's service shall be equal to the sum of (4), (5), and (6) below:

          (4) The number of whole years of service credited to the Employee under the other plan as of the beginning of the computation period under that plan in which he became an Eligible Employee under this Plan.

          (5) The greater of (i) the service that would be credited to the Employee for that entire computation period using the elapsed time method or (ii) the service credited to him under the other plan as of the date he became an Eligible Employee under this Plan.

          (6) The Employee's service determined under this Plan using the elapsed time method after the end of the applicable computation period under the other plan in which he became an Eligible Employee.

     If an Employee has been a participant in a Controlled Group member's plan which credited service under a different method than is used in this Plan, in order to determine entry and vesting, the provisions in (b) above shall apply as though the Controlled Group member's plan were a plan of the Employer.

     Any modification of service contained in this Plan shall be applicable to the service determined pursuant to this section.

SECTION 10.14--MILITARY SERVICE.

     Notwithstanding any provision of this Plan to the contrary, the Plan shall provide contributions, benefits, and service credit with respect to qualified military service in accordance with Code Section 414(u). Loan repayments shall be suspended under this Plan as permitted under Code Section 414(u).

                                   ARTICLE XI

                           TOP-HEAVY PLAN REQUIREMENTS

SECTION 11.01--APPLICATION.

     The provisions of this article shall supersede all other provisions in the Plan to the contrary.

     For the purpose of applying the Top-heavy Plan requirements of this article, all members of the Controlled Group shall be treated as one Employer. The term Employer, as used in this article, shall be deemed to include all members of the Controlled Group, unless the term as used clearly indicates only the Employer is meant.

     The accrued benefit or account of a participant which results from deductible employee contributions shall not be included for any purpose under this article.

     The minimum vesting and contribution provisions of the MODIFICATION OF VESTING REQUIREMENTS and MODIFICATION OF CONTRIBUTIONS SECTIONS of this article shall not apply to any Employee who is included in a group of Employees covered by a collective bargaining agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, including the Employer, if there is evidence that retirement benefits were the subject of good faith bargaining between such representatives. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives.

SECTION 11.02--DEFINITIONS.

     For purposes of this article the following terms are defined:

     Aggregation Group means:

     (a) each of the Employer's qualified plans in which a Key Employee is a participant during the Plan Year containing the Determination Date (regardless of whether the plan was terminated) or one of the four preceding Plan Years,

     (b) each of the Employer's other qualified plans which allows the plan(s) described in (a) above to meet the nondiscrimination requirement of Code Section 401(a)(4) or the minimum coverage requirement of Code
          Section 410, and

     (c) any of the Employer's other qualified plans not included in (a) or (b) above which the Employer desires to include as part of the Aggregation Group. Such a qualified plan shall be included only if the Aggregation Group would continue to satisfy the requirements of Code Section 401(a)(4) and Code Section 410.

     The plans in (a) and (b) above constitute the "required" Aggregation Group. The plans in (a), (b), and (c) above constitute the "permissive" Aggregation Group.

     Compensation means compensation as defined in the CONTRIBUTION LIMITATION SECTION of Article III. For purposes of determining who is a Key Employee in years beginning before January 1, 1998, Compensation shall include, in addition to compensation as defined in the CONTRIBUTION LIMITATION SECTION of Article III, elective contributions. Elective contributions are amounts excludible from the gross income of the Employee under Code Sections 125, 402(e)(3), 402(h)(1)(B), or 403(b), and contributed by the Employer, at the Employee's election, to a Code Section 401(k) arrangement, a simplified employee pension, cafeteria plan, or tax-sheltered annuity. Elective contributions also include amounts deferred under a Code Section 457 plan maintained by the Employer.

     Determination Date means as to any plan, for any plan year subsequent to the first plan year, the last day of the preceding plan year. For the first plan year of the plan, the last day of that year.

     Key Employee means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was:

     (a) an officer of the Employer if such individual's annual Compensation exceeds 50 percent of the dollar limitation under Code Section 415(b)(1)(A),

     (b) an owner (or considered an owner under Code Section 318) of one of the ten largest interests in the Employer if such individual's annual Compensation exceeds 100 percent of the dollar limitation under Code
          Section 415(c)(1)(A),

     (c)  a 5-percent owner of the Employer, or

     (d) a 1-percent owner of the Employer who has annual Compensation of more than $150,000.

     The determination period is the Plan Year containing the Determination Date and the four preceding Plan Years.

     The determination of who is a Key Employee shall be made according to Code
Section 416(i)(1) and the regulations thereunder.

     Non-key Employee means any Employee who is not a Key Employee.

     Present Value means the present value of a participant's accrued benefit under a defined benefit plan. For purposes of establishing Present Value to compute the Top-heavy Ratio, any benefit shall be discounted only for 7.5% interest and mortality according to the 1971 Group Annuity Table (Male) without the 7% margin but with projection by Scale E from 1971 to the later of (a) 1974, or (b) the year determined by adding the age to 1920, and wherein for females the male age six years younger is used.

     Top-heavy Plan means a plan which is top-heavy for any plan year beginning after December 31, 1983. This Plan shall be top-heavy if any of the following conditions exist:

     (a) The Top-heavy Ratio for this Plan exceeds 60 percent and this Plan is not part of any required Aggregation Group or permissive Aggregation Group.

     (b) This Plan is a part of a required Aggregation Group, but not part of a permissive Aggregation Group, and the Top-heavy Ratio for the required Aggregation Group exceeds 60 percent.

     (c) This Plan is a part of a required Aggregation Group and part of a permissive Aggregation Group and the Top-heavy Ratio for the permissive Aggregation Group exceeds 60 percent.

     Top-heavy Ratio means:

     (a) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer has not maintained any defined benefit plan which during the five-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-heavy Ratio for this Plan alone or for the required or permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the five-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five-year period ending on the Distribution Date(s)), both computed in accordance with Code Section 416 and the regulations thereunder. Both the numerator and denominator of the Top-heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Code Section 416 and the regulations thereunder.

     (b) If the Employer maintains one or more defined contribution plans (including any simplified employee pension plan) and the Employer maintains or has maintained one or more defined benefit plans which during the five-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-heavy Ratio for any required or permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the account balances under the aggregated defined contribution plan or plans of all Key Employees determined in accordance with (a) above, and the Present

          Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all participants, determined in accordance with (a) above, and the Present Value of accrued benefits under the defined benefit plan or plans for all participants as of the Determination Date(s), all determined in accordance with Code Section 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

     (c) For purposes of (a) and (b) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Code
          Section 416 and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (i) who is not a Key Employee but who was a Key Employee in a prior year or (ii) who has not been credited with at least an hour of service with any employer maintaining the plan at any time during the five-year period ending on the Determination Date will be disregarded. The calculation of the Top-heavy Ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top-heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

          The accrued benefit of a participant other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

SECTION 11.03--MODIFICATION OF VESTING REQUIREMENTS.

     If a Participant's Vesting Percentage determined under Article I is not at least as great as his Vesting Percentage would be if it were determined under a schedule permitted in Code Section 416, the following shall apply. During any Plan Year in which the Plan is a Top-heavy Plan, the Participant's Vesting Percentage for Employer Contributions other than ESOP Non-Matching Contributions shall be the greater of the Vesting Percentage determined under Article I or the schedule below.

     VESTING SERVICE              NONFORFEITABLE
     (whole years)                  PERCENTAGE

     Less than 2                        0
     2                                  20
     3                                  40
     4                                  60
     5                                  80
     6 or more                          100

During any Plan Year in which the Plan is a Top-heavy Plan, the Participant's Vesting Percentage for ESOP Non-Matching Contributions shall be the greater of the Vesting Percentage determined under Article I or the schedule below.

     VESTING SERVICE              NONFORFEITABLE
     (whole years)                  PERCENTAGE

     Less than 2                        0
     2                                  20
     3                                  40
     4                                  60
     5 or more                          100

     The schedules above shall not apply to Participants who are not credited with an Hour-of-Service after the Plan first becomes a Top-heavy Plan. The Vesting Percentages determined above apply to the portion of the Participant's Account which is multiplied by a Vesting Percentage to determine his Vested Account, including benefits accrued before the effective date of Code Section 416 and benefits accrued before this Plan became a Top-heavy Plan.

     If, in a later Plan Year, this Plan is not a Top-heavy Plan, a Participant's Vesting Percentages shall be determined under Article I. A Participant's Vesting Percentages determined under either Article I or the schedule above shall never be reduced and the election procedures of the AMENDMENTS SECTION of Article X shall apply when changing to or from the schedule as though the automatic change were the result of an amendment.

     The part of the Participant's Vested Account resulting from the minimum contributions required pursuant to the MODIFICATION OF CONTRIBUTIONS SECTION of this article (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code Section 411(a)(3)(B) or (D).

SECTION 11.04--MODIFICATION OF CONTRIBUTIONS.

     During any Plan Year in which this Plan is a Top-heavy Plan, the Employer shall make a minimum contribution as of the last day of the Plan Year for each Non-key Employee who is an Employee on the last day of the Plan Year and who was an Active Participant at any time during the Plan Year. A Non-key Employee is not required to have a minimum number of Hours-of-Service or minimum amount of Compensation in order to be entitled to this minimum. A Non-key Employee who fails to be an Active Participant merely because his Compensation is less than a stated amount or merely because of a failure to make mandatory participant contributions or, in the case of a cash or deferred arrangement, elective contributions shall be treated as if he were an Active Participant. The minimum is the lesser of (a) or (b) below:

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
     (a)  3 percent of such person's Compensation for such Plan Year.

     (b) The "highest percentage" of Compensation for such Plan Year at which the Employer's contributions are made for or allocated to any Key Employee. The highest percentage shall be determined by dividing the Employer Contributions made for or allocated to each Key Employee during the Plan Year by the amount of his Compensation for such Plan Year, and selecting the greatest quotient (expressed as a percentage). To determine the highest percentage, all of the Employer's defined contribution plans within the Aggregation Group shall be treated as one plan. The minimum shall be the amount in (a) above if this Plan and a defined benefit plan of the Employer are required to be included in the Aggregation Group and this Plan enables the defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410.

     For purposes of (a) and (b) above, Compensation shall be limited by Code
Section 401(a)(17).

     If the Employer's contributions and allocations otherwise required under the defined contribution plan(s) are at least equal to the minimum above, no additional contribution shall be required. If the Employer's total contributions and allocations are less than the minimum above, the Employer shall contribute the difference for the Plan Year.

     The minimum contribution applies to all of the Employer's defined contribution plans in the aggregate which are Top-heavy Plans. A minimum contribution under a profit sharing plan shall be made without regard to whether or not the Employer has profits.

     If a person who is otherwise entitled to a minimum contribution above is also covered under another defined contribution plan of the Employer's which is a Top-heavy Plan during that same Plan Year, any additional contribution required to meet the minimum above shall be provided in this Plan.

     If a person who is otherwise entitled to a minimum contribution above is also covered under a defined benefit plan of the Employer's which is a Top-heavy Plan during that same Plan Year, the minimum benefits for him shall not be duplicated. The defined benefit plan shall provide an annual benefit for him on, or adjusted to, a straight life basis equal to the lesser of:

     (c) 2 percent of his average compensation multiplied by his years of service, or

     (d)  20 percent of his average compensation.

     Average compensation and years of service shall have the meaning set forth in such defined benefit plan for this purpose.

     For purposes of this section, any employer contribution made according to a salary reduction or similar arrangement and employer contributions which are matching contributions, as defined in Code Section 401(m), shall not apply in determining if the minimum contribution requirement has been met, but shall apply in determining the minimum contribution required.

     The requirements of this section shall be met without regard to any Social Security contribution.

SECTION 11.05--MODIFICATION OF CONTRIBUTION LIMITATION.

     If the provisions of subparagraph (g) of the CONTRIBUTION LIMITATION SECTION of Article III are applicable for any Limitation Year during which this Plan is a Top-heavy Plan, the contribution limitations shall be modified. The definitions of Defined Benefit Plan Fraction and Defined Contribution Plan Fraction in the CONTRIBUTION LIMITATION SECTION of Article III shall be modified by substituting "100 percent" in lieu of "125 percent." In addition, an adjustment shall be made to the numerator of the Defined Contribution Plan Fraction. The adjustment is a reduction of that numerator similar to the modification of the Defined Contribution Plan Fraction described in the CONTRIBUTION LIMITATION SECTION of Article III, and shall be made with respect to the last Plan Year beginning before January 1, 1984.

     The modifications in the paragraph above shall not apply with respect to a Participant so long as employer contributions, forfeitures, or nondeductible employee contributions are not credited to his account under this or any of the Employer's other defined contribution plans and benefits do not accrue for such Participant under the Employer's defined benefit plan(s), until the sum of his Defined Contribution and Defined Benefit Plan Fractions is less than 1.0.

     This section shall cease to apply effective as of the first Limitation Year beginning on or after January 1, 2000.

     By executing this Plan, the Primary Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the Plan's legal and tax implications.

     Executed this 28th day of April, 2003.

                                        CASEY'S GENERAL STORES, INC.


                                        By:      /s/  William J. Walljasper
                                           -----------------------------------
                                        Title:  Vice President Human Resources

Defined Contribution Plan 8.0